                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2001

                               ----------

                                 Citigroup Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                   1-9924                 52-1568099
     ---------------             -----------          -------------------
     (State or other             (Commission             (IRS Employer
     jurisdiction of            File Number)          Identification No.)
     incorporation)

                    399 Park Avenue, New York, New York 10043
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On October 17, 2001 Citigroup Inc. reported core income for the third quarter ended September 30, 2001 of $3.26 billion, or $0.63 per share, diluted, a 7% decline from the prior year period. Results included $502 million, or $0.10 per share, in after-tax losses related to insurance claims, as well as approximately $200 million, or $0.04 per share as a result of the disruption to our businesses in connection with the September 11 terrorist attacks. Excluding these items, core income increased 12%. The sharp reduction in equity values during September also resulted in a loss for Citigroup's Investment Activities of $120 million in the quarter. Net income for the third quarter of $3.18 billion, or $0.61 per share, included an $85 million after tax restructuring charge primarily related to the acquisition of Grupo Financiero Banamex-Accival ("Banamex").

"During and after the events of September 11, Citigroup continued to serve our customers, even as we were forced to evacuate 16,000 people from seven sites and as we witnessed the total collapse of 7 World Trade Center, which was headquarters to our Asset Management business. Our back-up sites were immediately functional, enabling us to provide seamless service to our customers. We are proud of our employees, who reacted to this tragedy in an exemplary manner," said Sanford I. Weill, Chairman and Chief Executive Officer of Citigroup.

"The diversification of our business and our market-leading franchises allowed us to perform well, even in this time of significant economic stress. Our consumer businesses generated exceptional growth, posting earnings increases of 45% for CitiFinancial, 25% for Citibanking North America, and 16% in North America Cards. Our Corporate and Investment Bank, where earnings declined 2% in a challenging environment, continued to build share in debt and equity underwriting, and assumed a leadership role in the hours and days following the World Trade Center attack with an active market presence, providing liquidity to our clients. Our Emerging Markets franchise posted earnings growth of 40%. The future earnings potential of our property casualty company looks bright as pricing for the industry continues to firm. We are very pleased that on October 11, Moody's recognized the financial strength of our company by upgrading the ratings of Citigroup from "Aa2" to "Aa1" and of Citicorp, Salomon Smith Barney and Travelers Life and Annuity from "Aa3" to "Aa1."

"With more than $85 billion in total equity, we have the balance sheet strength to make timely acquisitions to expand our franchises. We remain committed to our goals of building market share, controlling costs and maintaining credit quality.

"The diversity and strength of our businesses give us confidence that, assuming a stable market environment, we will deliver 15% earnings growth in the fourth quarter," said Weill.

Highlights of the quarter included:

o     Market share increases in key businesses:

 > Citigroup's Emerging Markets business completed the acquisition of Banamex, creating a financial services leader in Mexico and adding nearly 15 million customer accounts. Citigroup continues to increase its share of its target market in key countries and was recently named "Best Bank in Asia," "Best Bank in Latin America," and "Best Bank in Africa" by EUROMONEY.

 > Citigroup's Corporate and Investment Bank ranked in the top three in every category of global debt and equity underwriting, and was the #1 underwriter of U.S. investment grade bonds. For the first time, Salomon Smith Barney's U.S. equity research team attained the #1 spot in INSTITUTIONAL INVESTOR's "All America Research Team" survey, moving up from #3 last year. CIB continued to build share in global equities, reaching 11.1% market share versus 5.1% one year ago. The company's joint venture in Japan, Nikko Salomon Smith Barney, continues to lead the Japanese equity market with market share in excess of 40%. Once again, Citigroup led the industry in disclosed fees for global stock and bond underwriting for the quarter and year to date, and investment banking revenues topped the industry year to date.

 > Global Cards income growth accelerated to 22%, driven by 22% revenue growth and expense growth of only 2%. Receivables were up 8% globally, with international growth driven by the acquisition of Banamex.

 > Core income for Citigroup's Global Consumer Finance business increased 40%. Revenues rose 20%, driven by receivables growth of 12% in North America and 7% internationally. Expense growth was limited to 1%, reflecting continuing cost savings from the integration of Associates.

 > Citigroup Asset Management now ranks #9 in U.S. long-term mutual fund flows, versus #148 one year ago.

o An absolute reduction in expenses, as total company expenses declined 2% from the prior year, to $9.39 billion. Excluding the impact of EAB and Banamex, which were acquired during the third quarter, expenses decreased 4% from the prior quarter and 6% from the prior year period.

o Modest net credit loss rate increases across most of Citigroup's consumer portfolios. While the loss ratio for the North American Cards business increased 153 basis points from the prior year period, it improved by 3 basis points from the second quarter. For the corporate portfolio, loss rates remained stable since the end of the second quarter. Commercial cash basis loans increased from $2.6 billion to $3.4 billion, the majority of the increase arising in the emerging markets and from the acquisition of Banamex.

o Progress on a variety of cross-marketing initiatives through Citigroup's distribution channels. On a year-to-date basis, revenues for investment banking products sold to commercial banking customers increased 11% from the prior year to approximately $1.8 billion. The sale of Travelers Life and Annuity products through the Citibank branch channel rose 11%, while the market share of Citigroup's investment products sold through proprietary channels increased to 59% from 44% one year ago.

o Strengthening capital, as Citigroup's total equity, including trust preferred securities, grew to $85.5 billion at September 30, 2001. Citigroup's return on common equity for the quarter was 17.5%, or 21.3%, excluding the $700 million impact of September 11th events. Citigroup repurchased a total of $649 million worth of stock in the quarter, despite being restricted for four weeks from repurchasing shares during the

      Banamex tender period. On October 16th, the Board of Directors of Citigroup authorized an additional $5 billion stock repurchase program.

GLOBAL CONSUMER

Core income of $2.20 billion, up 26%.  Highlights included:

o Global Consumer revenue increased 19% to $11.7 billion, while expense growth was held to 8%.

o CitiFinancial income increased 45% driven by cost savings from the Associates integration, as well as 11% receivables growth and a lower cost of funds.

o Citibanking income increased 25%, benefiting from higher spread income and 24% deposit growth, driven by the addition of EAB, which was acquired during the quarter.

o North America Cards income rose 16%. Revenues increased 22%, as 9% receivables growth, pricing initiatives and lower cost of funds led to a 172 basis point increase in the net interest margin, which more than offset the impact of a 153 basis point increase in the net credit loss ratio.

o Emerging Markets consumer income rose 81%, reflecting a 54% increase in revenues. This segment now includes the results of all operations for Banamex and Citibank Mexico, which together contributed $124 million in income, as compared to a loss of $3 million in the prior year for Citibank Mexico. Growth was experienced across all products, with particular strength in cards, primarily in Asia.

o Income for Travelers Life and Annuity was down 1% from the prior year period as lower net investment income and the impact from the World Trade Center attack was partly offset by strong growth in group annuity and life volumes.

o Travelers Property Casualty Personal Lines income fell 57%, reflecting $42 million in after-tax catastrophe losses associated with the World Trade Center attack, offsetting 9% premium growth driven by improving rates.

GLOBAL CORPORATE

Core income of $1.16 billion, down 27%. Highlights included:

o Global Corporate revenues of $8.0 billion decreased 5%, while expenses fell 10%.

o Income from Emerging Markets Corporate Banking and Global Transaction Services increased 15%, driven by strong trading-related revenues. Expense growth was held to 4% and credit costs increased by $13 million, or 68% from the prior year, although declining from the second quarter.

      o The Corporate & Investment Bank's income decreased 2%, as significantly lower principal transactions, investment banking and commission revenues were offset by continued expense reductions. Expenses declined 18% from the prior year and 8% from the second quarter of 2001. Despite a weaker environment, the Private Client Group maintained a 20% margin, with net flows of $9 billion in the quarter, more than double the level experienced in the second quarter.

      o Travelers Property Casualty Commercial Lines posted a loss of $136 million, which included $448 million in after tax catastrophe losses related to the World Trade Center attack, as well as lower net investment income. Percentage increases for commercial lines insurance rates continued to be in the high-teens.

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING

Core income of $186 million, up 8%. Highlights included:

o Private Bank income rose 18%, with revenue growth of 8% reflecting increased fee revenue resulting from the build-out of the sales platform and continued expense management.

o Asset Management and Retirement Services income was unchanged from the prior year period. Revenues increased 11%, driven primarily by growth in Retirement Services in the emerging markets. Expense growth was held to 8%, or 3% excluding recent Retirement Services acquisitions. Assets under management rose by 1% to $400.6 billion, as strong net flows of $15 billion were offset by negative market action.

o Asset Management market share increased in nearly all proprietary channels, with market shares of 59% in the Smith Barney retail channel, 71% at Primerica Financial Services and 77% in the Citibank North America channel.

INVESTMENT ACTIVITIES AND CORPORATE/OTHER

Despite realized gains in Citigroup's fixed income portfolios, Investment Activities posted a loss of $120 million, reflecting the sharp decline in equity values following September 11th. Expenses in Corporate/Other were $159 million, aided by lower borrowing costs and expense reduction initiatives.

                                      # # #

FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; the ability to grow Citigroup's businesses through acquisitions; the ability to increase revenue and earnings, even in light of difficult market conditions; and the ability to continue to deliver consistent earnings growth.

                                      # # #

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.

                                                                citigroup [LOGO]

CITIGROUP SEGMENT REVENUE                                                        THIRD QUARTER       %        NINE MONTHS       %
                                                                              -------------------         -------------------
(In Millions of Dollars)                                                         2001       2000   Change    2001      2000   Change
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL CONSUMER
    Citibanking North America ..............................................  $    714   $    566    26   $  1,989   $  1,711    16
    Mortgage Banking .......................................................       260        225    16        770        674    14
    North America Cards ....................................................     3,352      2,737    22      9,455      7,845    21
    CitiFinancial ..........................................................     1,436      1,262    14      4,165      3,753    11
                                                                              -------------------         -------------------
Banking / Lending ..........................................................     5,762      4,790    20     16,379     13,983    17
                                                                              -------------------         -------------------
    Travelers Life and Annuity .............................................       875        899    (3)     2,980      2,892     3
    Primerica Financial Services ...........................................       493        474     4      1,480      1,425     4
    Personal Lines .........................................................     1,132      1,058     7      3,318      3,142     6
                                                                              -------------------         -------------------
Insurance ..................................................................     2,500      2,431     3      7,778      7,459     4
                                                                              -------------------         -------------------
    Western Europe .........................................................       651        579    12      1,875      1,797     4
    Japan ..................................................................       859        713    20      2,502      1,966    27
       Mexico ..............................................................       683        119    NM        995        452    NM
       Other Emerging Markets Consumer Banking .............................     1,090      1,034     5      3,246      3,135     4
                                                                              -------------------         -------------------
    Emerging Markets Consumer Banking ......................................     1,773      1,153    54      4,241      3,587    18
                                                                              -------------------         -------------------
Total International ........................................................     3,283      2,445    34      8,618      7,350    17
                                                                              -------------------         -------------------
e-Consumer .................................................................        54         76   (29)       136        135     1
Other Consumer .............................................................        62         95   (35)       127        111    14
                                                                              -------------------         -------------------
TOTAL GLOBAL CONSUMER ......................................................    11,661      9,837    19     33,038     29,038    14
                                                                              -------------------         -------------------

GLOBAL CORPORATE
    Corporate Finance ......................................................     2,887      3,249   (11)    10,197      9,753     5
    Private Client .........................................................     1,451      1,681   (14)     4,516      5,288   (15)
                                                                              -------------------
Corporate and Investment Bank ..............................................     4,338      4,930   (12)    14,713     15,041    (2)
Emerging Markets Corporate Banking and Global Transaction Services .........     1,699      1,578     8      5,273      4,586    15
Commercial Lines Insurance .................................................     1,977      1,928     3      5,965      5,435    10
                                                                              -------------------         -------------------
TOTAL GLOBAL CORPORATE .....................................................     8,014      8,436    (5)    25,951     25,062     4
                                                                              -------------------         -------------------

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
Citigroup Asset Management .................................................       523        471    11      1,505      1,355    11
The Citigroup Private Bank .................................................       365        337     8      1,130      1,039     9
                                                                              -------------------         -------------------
TOTAL GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING .....................       888        808    10      2,635      2,394    10
                                                                              -------------------         -------------------

INVESTMENT ACTIVITIES ......................................................      (164)       496    NM        429      1,964   (78)

CORPORATE / OTHER ..........................................................      (105)      (169)   38       (397)      (417)    5
                                                                              -------------------         -------------------
TOTAL ADJUSTED REVENUE .....................................................    20,294     19,408     5     61,656     58,041     6


                                                                citigroup [LOGO]

CITIGROUP SEGMENT INCOME                                                          THIRD QUARTER      %         NINE MONTHS       %
                                                                                -----------------         -------------------
(In Millions of Dollars, except per share data)                                  2001       2000  Change    2001       2000   Change
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL CONSUMER
     Citibanking North America ...............................................  $   151   $   121    25   $    440   $    368    20
     Mortgage Banking ........................................................       92        77    19        257        214    20
     North America Cards .....................................................      573       492    16      1,495      1,260    19
     CitiFinancial ...........................................................      308       213    45        806        597    35
                                                                                -----------------         -------------------
Banking / Lending ............................................................    1,124       903    24      2,998      2,439    23
                                                                                -----------------         -------------------
     Travelers Life and Annuity ..............................................      178       179    (1)       619        568     9
     Primerica Financial Services ............................................      125       124     1        378        368     3
     Personal Lines ..........................................................       29        68   (57)       155        224   (31)
                                                                                -----------------         -------------------
Insurance ....................................................................      332       371   (11)     1,152      1,160    (1)
                                                                                -----------------         -------------------
     Western Europe ..........................................................      124        94    32        340        281    21
     Japan ...................................................................      244       204    20        671        527    27
        Mexico ...............................................................      124        (3)   NM        139         46    NM
        Other Emerging Markets Consumer Banking ..............................      247       208    19        703        635    11
                                                                                -----------------         -------------------
     Emerging Markets Consumer Banking .......................................      371       205    81        842        681    24
                                                                                -----------------         -------------------
Total International ..........................................................      739       503    47      1,853      1,489    24
                                                                                -----------------         -------------------
e-Consumer ...................................................................      (14)      (31)   55        (60)      (127)   53
Other Consumer ...............................................................       15        (7)   NM         11        (80)   NM
                                                                                -----------------         -------------------
TOTAL GLOBAL CONSUMER ........................................................    2,196     1,739    26      5,954      4,881    22
                                                                                -----------------         -------------------

GLOBAL CORPORATE
     Corporate Finance .......................................................      688       637     8      2,231      2,207     1
     Private Client ..........................................................      179       251   (29)       577        864   (33)
                                                                                -----------------
Corporate and Investment Bank ................................................      867       888    (2)     2,808      3,071    (9)
Emerging Markets Corporate Banking and Global Transaction Services ...........      428       372    15      1,293        996    30
Commercial Lines Insurance ...................................................     (136)      317    NM        428        836   (49)
                                                                                -----------------         -------------------
TOTAL GLOBAL CORPORATE .......................................................    1,159     1,577   (27)     4,529      4,903    (8)
                                                                                -----------------         -------------------

GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
Citigroup Asset Management ...................................................       93        93    --        262        273    (4)
The Citigroup Private Bank ...................................................       93        79    18        283        238    19
                                                                                -----------------         -------------------
TOTAL GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING .......................      186       172     8        545        511     7
                                                                                -----------------         -------------------

INVESTMENT ACTIVITIES ........................................................     (120)      284    NM        251      1,189   (79)
CORPORATE / OTHER ............................................................     (159)     (243)   35       (572)      (675)   15
                                                                                -----------------         -------------------
CORE INCOME ..................................................................    3,262     3,529    (8)    10,707     10,809    (1)
                                                                                -----------------         -------------------

Restructuring and Merger Related Items -- After Tax (A) ......................      (85)      (45)  (89)      (298)      (130)   NM
                                                                                -----------------         -------------------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES ........................  $ 3,177   $ 3,484    (9)  $ 10,409   $ 10,679    (3)
Cumulative Effect of Accounting Changes (B) ..................................       --        --    --       (158)        --    --
                                                                                -----------------         -------------------
NET INCOME ...................................................................  $ 3,177   $ 3,484    (9)  $ 10,251   $ 10,679    (4)
====================================================================================================================================

DILUTED EARNINGS PER SHARE:
CORE INCOME ..................................................................  $  0.63   $  0.68    (7)  $   2.07   $   2.09    (1)

INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES ........................  $  0.61   $  0.67    (9)  $   2.01   $   2.07    (3)

NET INCOME ...................................................................  $  0.61   $  0.67    (9)  $   1.98   $   2.07    (4)
====================================================================================================================================

CORE DILUTED EARNINGS PER SHARE EXCL. GOODWILL AMORTIZATION ..................  $  0.65   $  0.70    (7)  $   2.13   $   2.15    (1)
====================================================================================================================================

(A) Restructuring and merger-related items in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate businesses, and in the 2001 second quarter related principally to severance and costs associated with the reduction of staff in the Corporate and Global Consumer businesses, and in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations within the Global Consumer business.

(B) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended and the second quarter 2001 adoption of EITF issue 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets".

                                                                citigroup [LOGO]

CORE INCOME SUPPLEMENTAL DISCLOSURE                                            THIRD QUARTER      %           NINE MONTHS        %
                                                                              ---------------             ------------------
(In Millions of Dollars)                                                       2001      2000   Change     2001        2000   Change


CITIGROUP EMERGING MARKETS (EXCLUDING INVESTMENT ACTIVITIES)
ASIA
  Consumer Banking .......................................................    $ 158     $ 137      15     $   453     $  413     10
  Corporate ..............................................................      150       138       9         512        398     29
  Asset Management & Private Banking .....................................       17        11      55          58         49     18
                                                                              ---------------             ------------------
TOTAL ASIA ...............................................................      325       286      14       1,023        860     19
                                                                              ---------------             ------------------
MEXICO ...................................................................      124        (3)     NM         139         46     NM
                                                                              ---------------             ------------------
LATIN AMERICA
  Consumer Banking .......................................................       71        60      18         204        180     13
  Corporate ..............................................................      171       123      39         480        388     24
  Asset Management & Private Banking .....................................       48        31      55         134         94     43
                                                                              ---------------             ------------------
TOTAL LATIN AMERICA ......................................................      290       214      36         818        662     24
                                                                              ---------------             ------------------
CENTRAL AND EASTERN EUROPE, MIDDLE EAST AND AFRICA
  Consumer Banking .......................................................       24        11      NM          63         40     58
  Corporate ..............................................................      123       109      13         389        295     32
  Asset Management & Private Banking .....................................        5         4      25          15         11     36
                                                                              ---------------             ------------------
TOTAL CENTRAL AND EASTERN EUROPE, MIDDLE EAST AND AFRICA .................      152       124      23         467        346     35
                                                                              ---------------             ------------------
Other ....................................................................       (4)       12      NM         (31)         1     NM
                                                                              ---------------             ------------------
TOTAL EMERGING MARKETS ...................................................    $ 887     $ 633      40     $ 2,416     $1,915     26
====================================================================================================================================
GLOBAL WEALTH MANAGEMENT
Private Client ...........................................................    $ 179     $ 251     (29)    $   577     $  864    (33)
Citigroup Asset Management ...............................................       93        93      --         262        273     (4)
The Citigroup Private Bank ...............................................       93        79      18         283        238     19
Global Consumer Investment, Life Insurance and Annuity Products ..........      322       334      (4)      1,048      1,035      1
                                                                              ---------------             ------------------
Total Global Wealth Management ...........................................    $ 687     $ 757      (9)    $ 2,170     $2,410    (10)
====================================================================================================================================
GLOBAL CARDS
North America ............................................................    $ 573     $ 492      16     $ 1,495      1,260     19
International ............................................................      163       112      46         404        331     22
                                                                              ---------------             ------------------
TOTAL GLOBAL CARDS .......................................................    $ 736     $ 604      22     $ 1,899     $1,591     19
====================================================================================================================================
GLOBAL CONSUMER FINANCE
North America ............................................................    $ 308     $ 213      45     $   806     $  597     35
International ............................................................      228       170      34         612        447     37
                                                                              ---------------             ------------------
TOTAL GLOBAL CONSUMER FINANCE ............................................    $ 536     $ 383      40     $ 1,418     $1,044     36
====================================================================================================================================

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT                 citigroup [LOGO]

                                                                                                       PAGE NUMBER
                                                                                                      ---------------
CITIGROUP CONSOLIDATED
     Financial Summary                                                                                       1
     Segment Net Revenues                                                                                    2
     Segment Core Income                                                                                     3

SEGMENT DETAIL
     GLOBAL CONSUMER:
       BANKING / LENDING
       Citibanking North America                                                                             4
       Mortgage Banking                                                                                      5
       North America Cards                                                                                   6
       CitiFinancial                                                                                         7
       INSURANCE
       Travelers Life and Annuity                                                                            8
       Primerica Financial Services                                                                          9
       Personal Lines                                                                                       10
       INTERNATIONAL
       Western Europe                                                                                       11
       Japan                                                                                                12
       Asia                                                                                                 13
       Mexico                                                                                               14
       Latin America                                                                                        15
       Central & Eastern Europe, Middle East & Africa                                                       16
       OTHER CONSUMER                                                                                       17
     GLOBAL CORPORATE:
       Corporate and Investment Bank                                                                        18
       Salomon Smith Barney                                                                                 19
       Emerging Markets Corporate Banking and Global Transaction Services                                   20
       Commercial Lines Insurance                                                                           21
     GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
       Citigroup Asset Management                                                                           22
       The Citigroup Private Bank                                                                           23
     INVESTMENT ACTIVITIES                                                                                  24

CITIGROUP SUPPLEMENTAL DETAIL
     Consolidated Statement of Income                                                                       25
     Earnings Analysis - Managed Basis                                                                      26
     Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                                        27
     Details of Credit Loss Experience                                                                      28
     Cash Basis and Renegotiated Loans, Other Real Estate Owned and Other Repossessed Assets                29
     Insurance Investment Portfolio                                                                         30
     Global Cards                                                                                           31
     Global Consumer Finance                                                                                32
     Global Corporate - Supplemental Product and Regional Results                                           33
     Citigroup Emerging Markets                                                                             34
     Global Wealth Management                                                                               35

CITICORP SUPPLEMENTAL DATA                                                                                  36


CITIGROUP -- FINANCIAL SUMMARY                                  citigroup [LOGO]
(In millions of dollars, except per share amounts)

  CITIGROUP, THE PREEMINENT GLOBAL FINANCIAL SERVICES COMPANY WITH 190 MILLION CUSTOMER ACCOUNTS IN MORE THAN 100 COUNTRIES, PROVIDES CONSUMERS, CORPORATIONS,
    GOVERNMENTS AND INSTITUTIONS A COMPLETE RANGE OF FINANCIAL PRODUCTS AND
                                   SERVICES.



                                                      1Q         2Q         3Q         4Q         1Q         2Q         3Q
                                                     2000       2000       2000       2000       2001       2001        2001
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
CORE INCOME                                       $   3,939  $   3,341  $   3,529  $   3,331  $   3,660  $   3,785  $   3,262
Restructuring and Merger-Related Items                  (83)        (2)       (45)      (491)       (80)      (133)       (85)
Cumulative Effect of Accounting Changes                  --         --         --         --        (42)      (116)        --
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET INCOME                                        $   3,856  $   3,339  $   3,484  $   2,840  $   3,538  $   3,536  $   3,177
                                                  =========  =========  =========  =========  =========  =========  =========

BASIC EARNINGS PER SHARE:
CORE INCOME                                       $    0.79  $    0.67  $    0.70  $    0.66  $    0.73  $    0.75  $    0.64
                                                  =========  =========  =========  =========  =========  =========  =========
NET INCOME                                        $    0.77  $    0.67  $    0.69  $    0.57  $    0.70  $    0.70  $    0.62
                                                  =========  =========  =========  =========  =========  =========  =========

WEIGHTED AVERAGE COMMON SHARES
  APPLICABLE TO BASIC EPS                           4,975.5    4,977.1    4,978.7    4,976.5    4,984.7    4,979.6    5,060.8
                                                  =========  =========  =========  =========  =========  =========  =========

PREFERRED DIVIDENDS - BASIC                       $      30  $      29  $      29  $      28  $      28  $      28  $      28
                                                  =========  =========  =========  =========  =========  =========  =========

DILUTED EARNINGS PER SHARE:
CORE INCOME                                       $    0.76  $    0.65  $    0.68  $    0.65  $    0.71  $    0.74  $    0.63
                                                  =========  =========  =========  =========  =========  =========  =========
NET INCOME                                        $    0.75  $    0.65  $    0.67  $    0.55  $    0.69  $    0.69  $    0.61
                                                  =========  =========  =========  =========  =========  =========  =========

CORE DILUTED EARNINGS PER SHARE EXCLUDING
  GOODWILL AMORTIZATION                           $    0.78  $    0.67  $    0.70  $    0.67  $    0.73  $    0.76  $    0.65
                                                  =========  =========  =========  =========  =========  =========  =========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
  APPLICABLE TO DILUTED EPS                         5,115.4    5,121.6    5,134.8    5,116.8    5,110.0    5,100.0    5,169.0
                                                  =========  =========  =========  =========  =========  =========  =========

PREFERRED DIVIDENDS - DILUTED                     $      30  $      29  $      29  $      28  $      28  $      28  $      28
                                                  =========  =========  =========  =========  =========  =========  =========

COMMON SHARES OUTSTANDING, AT PERIOD END            5,028.4    5,027.2    5,026.2    5,022.2    5,033.7    5,026.1    5,144.2
                                                  =========  =========  =========  =========  =========  =========  =========

TIER 1 CAPITAL RATIO                                  9.00%      8.03%      7.76%      8.38%      8.56%      8.82%       8.1% *
                                                  =========  =========  =========  =========  =========  =========  =========
TOTAL CAPITAL RATIO                                  11.47%     10.34%      9.96%     11.23%     11.31%     11.49%      10.7% *
                                                  =========  =========  =========  =========  =========  =========  =========
LEVERAGE RATIO                                        6.60%      5.99%      5.91%      5.97%      6.10%      6.17%       5.7% *
                                                  =========  =========  =========  =========  =========  =========  =========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)         $   821.0  $   877.2  $   896.6  $   902.2  $   944.3  $   953.4  $   1,068 *
                                                  =========  =========  =========  =========  =========  =========  =========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS) $    59.9  $    61.4  $    63.7  $    66.2  $    68.7  $    70.5  $    78.4 *
                                                  =========  =========  =========  =========  =========  =========  =========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES,
  AT PERIOD END (IN BILLIONS)                     $    64.8  $    66.3  $    68.6  $    71.1  $    73.6  $    75.1  $    85.5 *
                                                  =========  =========  =========  =========  =========  =========  =========

BOOK VALUE PER SHARE, AT PERIOD END               $   11.57  $   11.86  $   12.33  $   12.84  $   13.29  $   13.68  $   14.90 *
                                                  =========  =========  =========  =========  =========  =========  =========

RETURN ON COMMON EQUITY (NET INCOME)                  26.7%      22.9%      22.7%      17.9%      21.7%      20.9%      17.1% *
                                                  =========  =========  =========  =========  =========  =========  =========
RETURN ON COMMON EQUITY (CORE INCOME)                 27.3%      22.9%      22.9%      21.0%      22.5%      22.4%      17.5% *
                                                  =========  =========  =========  =========  =========  =========  =========

------------------------------------------------------------------------------------------------------------------------------------

                                                      3Q 2001 VS.          YTD       YTD         YTD 3Q 2001 VS.
                                                   3Q 2000 INCREASE/        3Q        3Q       YTD 3Q 2000 INCREASE/
                                                      (DECREASE)           2000      2001           (DECREASE)
                                                  --------------------   --------  --------    ---------------------
CORE INCOME                                              (8%)            $ 10,809  $ 10,707           (1%)
Restructuring and Merger-Related Items                                       (130)     (298)
Cumulative Effect of Accounting Changes                                        --      (158)
                                                                         --------  --------
NET INCOME                                               (9%)            $ 10,679  $ 10,251           (4%)
                                                                         ========  ========

BASIC EARNINGS PER SHARE:
CORE INCOME                                              (9%)            $   2.15  $   2.12           (1%)
                                                                         ========  ========
NET INCOME                                              (10%)            $   2.13  $   2.03           (5%)
                                                                         ========  ========

WEIGHTED AVERAGE COMMON SHARES
  APPLICABLE TO BASIC EPS                                                 4,977.1   5,008.4
                                                                         ========  ========

PREFERRED DIVIDENDS - BASIC                                              $     88  $     84
                                                                         ========  ========

DILUTED EARNINGS PER SHARE:
CORE INCOME                                              (7%)            $   2.09  $   2.07           (1%)
                                                                         ========  ========
NET INCOME                                               (9%)            $   2.07  $   1.98           (4%)
                                                                         ========  ========

CORE DILUTED EARNINGS PER SHARE EXCLUDING
  GOODWILL AMORTIZATION                                  (7%)            $   2.15  $   2.13           (1%)
                                                                         ========  ========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
  APPLICABLE TO DILUTED EPS                                               5,123.9   5,126.3
                                                                         ========  ========
PREFERRED DIVIDENDS - DILUTED                                            $     88  $     84
                                                                         ========  ========

COMMON SHARES OUTSTANDING, AT PERIOD END                                  5,026.2   5,144.2
                                                                         ========  ========

TIER 1 CAPITAL RATIO                                                        7.76%      8.1% *
                                                                         ========  ========
TOTAL CAPITAL RATIO                                                         9.96%     10.7% *
                                                                         ========  ========
LEVERAGE RATIO                                                              5.91%      5.7% *
                                                                         ========  ========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                $  896.6  $  1,068 *
                                                                         ========  ========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                        $   63.7  $   78.4 *
                                                                         ========  ========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES,
  AT PERIOD END (IN BILLIONS)                                            $   68.6  $   85.5 *
                                                                         ========  ========

BOOK VALUE PER SHARE, AT PERIOD END                                      $  12.33  $  14.90 *
                                                                         ========  ========

RETURN ON COMMON EQUITY (NET INCOME)                                        24.1%     19.8% *
                                                                         ========  ========
RETURN ON COMMON EQUITY (CORE INCOME)                                       24.4%     20.7% *
                                                                         ========  ========
*  Preliminary


CITIGROUP -- SEGMENT CORE INCOME                                citigroup [LOGO]
(In millions of dollars)

                                                           1Q        2Q        3Q        4Q        1Q        2Q       3Q
                                                          2000      2000      2000      2000      2001      2001     2001
                                                        -------   -------   -------   -------   -------   -------   -------
GLOBAL CONSUMER:
BANKING / LENDING
   Citibanking North America                            $   579   $   566   $   566   $   562   $   612   $   663   $   714
   Mortgage Banking                                         223       226       225       238       242       268       260
   North America Cards                                    2,551     2,557     2,737     2,911     3,004     3,099     3,352
   CitiFinancial                                          1,222     1,269     1,262     1,318     1,339     1,390     1,436
                                                        -------   -------   -------   -------   -------   -------   -------
     Total Banking / Lending                              4,575     4,618     4,790     5,029     5,197     5,420     5,762

INSURANCE
   Travelers Life and Annuity                             1,010       983       899       999     1,130       975       875
   Primerica Financial Services                             472       479       474       490       490       497       493
   Personal Lines                                         1,034     1,050     1,058     1,088     1,080     1,106     1,132
                                                        -------   -------   -------   -------   -------   -------   -------
     Total Insurance                                      2,516     2,512     2,431     2,577     2,700     2,578     2,500

INTERNATIONAL
   Western Europe                                           618       600       579       591       622       602       651
   Japan                                                    591       662       713       815       825       818       859

   Asia                                                     539       519       521       517       540       536       554

   Mexico (1)                                               197       136       119       151       151       161       683
   Latin America                                            420       417       401       418       409       406       396
   Central & Eastern Europe, Middle East and Africa         100       106       112       120       130       135       140
                                                        -------   -------   -------   -------   -------   -------   -------

   Total Emerging Markets Consumer Banking                1,256     1,178     1,153     1,206     1,230     1,238     1,773
                                                        -------   -------   -------   -------   -------   -------   -------

   Total International                                    2,465     2,440     2,445     2,612     2,677     2,658     3,283

e-Consumer                                                   31        28        76        35        47        35        54

OTHER                                                        34       (18)       95        58         9        56        62
                                                        -------   -------   -------   -------   -------   -------   -------

   TOTAL GLOBAL CONSUMER                                  9,621     9,580     9,837    10,311    10,630    10,747    11,661
                                                        -------   -------   -------   -------   -------   -------   -------
GLOBAL CORPORATE:

   Corporate Finance                                      3,381     3,123     3,249     3,077     4,130     3,180     2,887

   Private Client                                         1,917     1,690     1,681     1,628     1,553     1,512     1,451
                                                        -------   -------   -------   -------   -------   -------   -------

Corporate and Investment Bank                             5,298     4,813     4,930     4,705     5,683     4,692     4,338

Emerging Markets Corporate Banking and
   Global Transaction Services                            1,462     1,546     1,578     1,650     1,801     1,773     1,699

Commercial Lines                                          1,719     1,788     1,928     2,062     1,970     2,018     1,977
                                                        -------   -------   -------   -------   -------   -------   -------

   TOTAL GLOBAL CORPORATE                                 8,479     8,147     8,436     8,417     9,454     8,483     8,014
                                                        -------   -------   -------   -------   -------   -------   -------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
Citigroup Asset Management                                  423       461       471       490       505       477       523
The Citigroup Private Bank                                  363       339       337       370       390       375       365
                                                        -------   -------   -------   -------   -------   -------   -------

   TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE
      BANKING                                               786       800       808       860       895       852       888
                                                        -------   -------   -------   -------   -------   -------   -------


CORPORATE / OTHER                                           (89)     (159)     (169)     (280)     (165)     (127)     (105)

INVESTMENT ACTIVITIES                                     1,042       426       496       345       233       360      (164)
===========================================================================================================================
TOTAL ADJUSTED NET REVENUES                             $19,839   $18,794   $19,408   $19,653   $21,047   $20,315   $20,294
===========================================================================================================================

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT
  ACTIVITIES                                              2,814   $ 2,776   $ 2,767    $2,898   $ 3,105   $ 3,071   $ 3,580

GLOBAL WEALTH MANAGEMENT                                  4,386   $ 4,124   $ 4,041    $4,126   $ 4,228   $ 3,981   $ 3,922

GLOBAL CARDS                                              3,112   $ 3,156   $ 3,322    $3,515   $ 3,595   $ 3,690   $ 4,040

GLOBAL CONSUMER FINANCE                                   1,842   $ 1,936   $ 1,965    $2,136   $ 2,197   $ 2,251   $ 2,350

                                                      3Q 2001 VS.          YTD       YTD         YTD 3Q 2001 VS.
                                                   3Q 2000 INCREASE/        3Q        3Q       YTD 3Q 2000 INCREASE/
                                                      (DECREASE)           2000      2001          ( DECREASE)
                                                  --------------------   --------  ---------   --------------------
GLOBAL CONSUMER:
BANKING / LENDING
   Citibanking North America                              26%            $  1,711  $   1,989           16%
   Mortgage Banking                                       16%                 674        770           14%
   North America Cards                                    22%               7,845      9,455           21%
   CitiFinancial                                          14%               3,753      4,165           11%
                                                                         --------  ---------

     Total Banking / Lending                              20%              13,983     16,379           17%

INSURANCE
   Travelers Life and Annuity                             (3%)              2,892      2,980            3%
   Primerica Financial Services                            4%               1,425      1,480            4%
   Personal Lines                                          7%               3,142      3,318            6%
                                                                         --------  ---------
     Total Insurance                                       3%               7,459      7,778            4%

INTERNATIONAL
   Western Europe                                         12%               1,797      1,875            4%
   Japan                                                  20%               1,966      2,502           27%

   Asia                                                    6%               1,579      1,630            3%

   Mexico (1)
   Latin America                                           NM                 452        995            NM
   Central & Eastern Europe, Middle East and Africa       (1%)              1,238      1,211           (2%)
                                                          25%                 318        405           27%
                                                                         --------  ---------
     Total Emerging Markets Consumer Banking              54%               3,587      4,241           18%
                                                                         --------  ---------

       Total International                                34%               7,350      8,618           17%

e-Consumer                                               (29%)                135        136            1%

OTHER                                                    (35%)                111        127           14%
                                                                         --------  ---------

   TOTAL GLOBAL CONSUMER                                  19%              29,038     33,038           14%
                                                                         --------  ---------

GLOBAL CORPORATE:

   Corporate Finance                                     (11%)              9,753     10,197            5%

   Private Client                                        (14%)              5,288      4,516          (15%)
                                                                         --------  ---------

Corporate and Investment Bank                            (12%)             15,041     14,713           (2%)

Emerging Markets Corporate Banking and
   Global Transaction Services                             8%               4,586      5,273           15%

Commercial Lines                                           3%               5,435      5,965           10%
                                                                         --------  ---------

   TOTAL GLOBAL CORPORATE                                 (5%)             25,062     25,951            4%
                                                                         --------  ---------

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
Citigroup Asset Management                                11%               1,355      1,505           11%
The Citigroup Private Bank                                 8%               1,039      1,130            9%
                                                                         --------  ---------
   TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING   10%               2,394      2,635           10%
                                                                         --------  ---------

CORPORATE / OTHER                                         38%                (417)      (397)           5%

INVESTMENT ACTIVITIES                                      NM               1,964        429          (78%)

========================================================                 ===================
TOTAL ADJUSTED NET REVENUES                                5%            $ 58,041   $ 61,656            6%
========================================================                 ===================

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES  29%            $  8,357   $  9,756           17%

GLOBAL WEALTH MANAGEMENT                                  (3%)           $ 12,551   $ 12,131           (3%)

GLOBAL CARDS                                              22%            $  9,590   $ 11,325           18%

GLOBAL CONSUMER FINANCE                                   20%            $  5,743   $  6,798           18%

(1) Comprises both Consumer and Corporate operations in Mexico, including the results of Banamex (excluding Investment Activities) from August 2001 forward.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP -- SEGMENT CORE INCOME                                citigroup [LOGO]
(In millions of dollars)

                                                           1Q        2Q        3Q        4Q        1Q        2Q       3Q
                                                          2000      2000      2000      2000      2001      2001     2001
                                                        -------   -------   -------   -------   -------   -------   -------
GLOBAL CONSUMER:
BANKING / LENDING
   Citibanking North America                            $   122   $   125   $   121   $   128   $   145   $   144   $   151
   Mortgage Banking                                          66        71        77        83        77        88        92
   North America Cards                                      380       388       492       527       467       455       573
   CitiFinancial                                            179       205       213       213       212       286       308
                                                        -------   -------   -------   -------   -------   -------   -------

     Total Banking / Lending                                747       789       903       951       901       973     1,124

INSURANCE
   Travelers Life and Annuity                               187       202       179       209       210       231       178
   Primerica Financial Services                             119       125       124       124       125       128       125
   Personal Lines                                            74        82        68        83        87        39        29
                                                        -------   -------   -------   -------   -------   -------   -------
     Total Insurance                                        380       409       371       416       422       398       332

INTERNATIONAL
   Western Europe                                            96        91        94       103       110       106       124
   Japan                                                    150       173       204       202       198       229       244

   Asia                                                     141       139       139       131       147       145       160

   Mexico (1)                                                43         6        (3)       10         4        11       124
   Latin America                                             56        61        57        76        58        67        63
   Central & Eastern Europe, Middle East and Africa          15        15        12         8        18        21        24
                                                        -------   -------   -------   -------   -------   -------   -------
   Total Emerging Markets Consumer Banking                  255       221       205       225       227       244       371
                                                        -------   -------   -------   -------   -------   -------   -------

     Total International                                    501       485       503       530       535       579       739

e-Consumer                                                  (59)      (37)      (31)      (33)      (24)      (22)      (14)

OTHER                                                       (39)      (34)       (7)       36         4        (8)       15
                                                        -------   -------   -------   -------   -------   -------   -------

   TOTAL GLOBAL CONSUMER                                  1,530     1,612     1,739     1,900     1,838     1,920     2,196
                                                        -------   -------   -------   -------   -------   -------   -------
GLOBAL CORPORATE:

   Corporate Finance                                        921       649       637       391       824       719       688

   Private Client                                           359       254       251       208       195       203       179
                                                        -------   -------   -------   -------   -------   -------   -------
Corporate and Investment Bank                             1,280       903       888       599     1,019       922       867

Emerging Markets Corporate Banking and
   Global Transaction Services                              302       322       372       407       425       440       428

Commercial Lines                                            247       272       317       257       278       286      (136)
                                                        -------   -------   -------   -------   -------   -------   -------

   TOTAL GLOBAL CORPORATE                                 1,829     1,497     1,577     1,263     1,722     1,648     1,159
                                                        -------   -------   -------   -------   -------   -------   -------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
Citigroup Asset Management                                   93        87        93        72        89        80        93
The Citigroup Private Bank                                   80        79        79        85        97        93        93
                                                        -------   -------   -------   -------   -------   -------   -------
   TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING     173       166       172       157       186       173       186
                                                        -------   -------   -------   -------   -------   -------   -------

CORPORATE / OTHER                                          (243)     (189)     (243)     (183)     (217)     (196)     (159)

INVESTMENT ACTIVITIES                                       650       255       284       194       131       240      (120)
===========================================================================================================================
TOTAL CORE INCOME                                       $ 3,939   $ 3,341   $ 3,529   $ 3,331   $ 3,660   $ 3,785   $ 3,262
===========================================================================================================================

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT
  ACTIVITIES                                            $   682   $   600   $   633   $   707   $   759   $   770   $   887

GLOBAL WEALTH MANAGEMENT                                $   881   $   772   $   757   $   715   $   735   $   748   $   687

GLOBAL CARDS                                            $   475   $   512   $   604   $   645   $   593   $   570   $   736

GLOBAL CONSUMER FINANCE                                 $   305   $   356   $   383   $   392   $   389   $   493   $   536

                                                      3Q 2001 VS.          YTD       YTD         YTD 3Q 2001 VS.
                                                   3Q 2000 INCREASE/        3Q        3Q       YTD 3Q 2000 INCREASE/
                                                      (DECREASE)           2000      2001          (DECREASE)
                                                  --------------------   --------  ---------   --------------------
GLOBAL CONSUMER:
BANKING / LENDING
   Citibanking North America                              25%            $    368   $    440           20%
   Mortgage Banking                                       19%                 214        257           20%
   North America Cards                                    16%               1,260      1,495           19%
   CitiFinancial                                          45%                 597        806           35%
                                                                         --------  ---------

     Total Banking / Lending                              24%               2,439      2,998           23%

INSURANCE
   Travelers Life and Annuity                             (1%)                568        619            9%
   Primerica Financial Services                            1%                 368        378            3%
   Personal Lines                                        (57%)                224        155          (31%)
                                                                         --------  ---------
                                                         (11%)              1,160      1,152           (1%)
     Total Insurance

INTERNATIONAL
   Western Europe                                         32%                 281        340           21%
   Japan                                                  20%                 527        671           27%

   Asia                                                   15%                 419        452            8%

   Mexico (1)                                              NM                  46        139            NM
   Latin America                                          11%                 174        188            8%
   Central & Eastern Europe, Middle East and Africa      100%                  42         63           50%
                                                                         -------------------
   Total Emerging Markets Consumer Banking                81%                 681        842           24%
                                                                         --------  ---------

       Total International                                47%               1,489      1,853           24%

e-Consumer                                                55%                (127)       (60)          53%

OTHER                                                      NM                 (80)        11            NM
                                                                         --------  ---------

   TOTAL GLOBAL CONSUMER                                  26%               4,881      5,954           22%
                                                                         --------  ---------

GLOBAL CORPORATE:

   Corporate Finance                                       8%               2,207      2,231            1%

   Private Client                                        (29%)                864        577          (33%)


Corporate and Investment Bank                             (2%)              3,071      2,808           (9%)

Emerging Markets Corporate Banking and
   Global Transaction Services                            15%                 996      1,293           30%

Commercial Lines                                           NM                 836        428          (49%)
                                                                         --------  ---------

   TOTAL GLOBAL CORPORATE                                (27%)              4,903      4,529           (8%)
                                                                         --------  ---------

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
Citigroup Asset Management                                --                  273        262           (4%)
The Citigroup Private Bank                                18%                 238        283           19%
                                                                         --------  ---------
   TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING    8%                 511        545            7%
                                                                         --------  ---------

CORPORATE / OTHER                                         35%                (675)      (572)          15%

INVESTMENT ACTIVITIES                                      NM               1,189        251          (79%)

========================================================                 ===================
TOTAL CORE INCOME                                         (8%)           $ 10,809   $ 10,707           (1%)
========================================================                 ===================

SUPPLEMENTAL INFORMATION:

CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES  40%            $  1,915   $  2,416           26%

GLOBAL WEALTH MANAGEMENT                                  (9%)           $  2,410   $  2,170          (10%)

GLOBAL CARDS                                              22%            $  1,591   $  1,899           19%

GLOBAL CONSUMER FINANCE                                   40%            $  1,044   $  1,418           36%

(1) Comprises both Consumer and Corporate operations in Mexico, including the results of Banamex (excluding Investment Activities) from August 2001 forward.

NM    Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - BANKING/LENDING
CITIBANKING NORTH AMERICA (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                                   1Q         2Q         3Q         4Q
                                                                  2000       2000       2000       2000
                                                                 ------     ------     ------     ------
TOTAL REVENUES, NET OF INTEREST EXPENSE                          $  579     $  566     $  566     $  562
Adjusted Operating Expenses                                         366        349        356        352
Provision for Loan Losses                                             9          7          7          6
                                                                 ------     ------     ------     ------
Core Income Before Taxes                                            204        210        203        204
Income Taxes                                                         82         85         82         76
                                                                 ------     ------     ------     ------
CORE INCOME                                                      $  122     $  125     $  121     $  128
                                                                 ======     ======     ======     ======

Average Assets (in billions of dollars)                          $    9     $    9     $    9     $    9
                                                                 ======     ======     ======     ======
Return on Assets                                                  5.45%      5.59%      5.35%      5.66%
                                                                 ======     ======     ======     ======

Average Loans (in billions of dollars)                           $  7.0     $  7.0     $  6.9     $  7.0
Average Customer Deposits (in billions of dollars)               $ 43.7     $ 44.5     $ 45.0     $ 46.1
EOP Accounts (in millions)                                          6.3        6.4        6.5        6.7

Non-Interest Revenue as % of Total Revenues                       27.4%      26.9%      26.9%      25.2%

Net Credit Loss Ratio (1)                                         1.00%      0.88%      0.86%      0.90%

Loans 90+Days Past Due:
     In millions of dollars                                      $   47     $   33     $   33     $   35
     %                                                            0.67%      0.47%      0.46%      0.48%

Proprietary Mutual Funds / UIT                                   $  373     $  124     $  280     $  280
Proprietary Money Market Funds                                    1,015        679        748        690
                                                                 ------     ------     ------     ------
Total Proprietary Funds                                           1,388        803      1,028        970
Third Party Funds                                                   947        599        426        346
                                                                 ------     ------     ------     ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)          $2,335     $1,402     $1,454     $1,316
                                                                 ======     ======     ======     ======

Variable Annuity Premiums & Deposits (in millions of dollars)    $  270     $  330     $  385     $  381

Branches                                                            371        367        367        367
ATM-only locations                                                  109        105        107         91
Proprietary ATMs                                                  2,092      2,081      2,079      2,063

                                                                  1Q         2Q         3Q
                                                                 2001       2001       2001
                                                                ------     ------     ------
TOTAL REVENUES, NET OF INTEREST EXPENSE                         $  612     $  663     $  714
Adjusted Operating Expenses                                        365        415        439
Provision for Loan Losses                                            7         13         28
                                                                ------     ------     ------
Core Income Before Taxes                                           240        235        247
Income Taxes                                                        95         91         96
                                                                ------     ------     ------
CORE INCOME                                                     $  145     $  144     $  151
                                                                ======     ======     ======

Average Assets (in billions of dollars)                         $    9     $    9     $   17
                                                                ======     ======     ======
Return on Assets                                                 6.53%      6.42%      3.52%
                                                                ======     ======     ======

Average Loans (in billions of dollars)                          $  7.0     $  7.0     $ 11.6
Average Customer Deposits (in billions of dollars)                47.9     $ 48.1     $ 56.0
EOP Accounts (in millions)                                         6.7        6.8        7.8

Non-Interest Revenue as % of Total Revenues                      22.7%      29.9%      21.4%

Net Credit Loss Ratio (1)                                        0.85%      1.03%      1.12%

Loans 90+Days Past Due:
     In millions of dollars                                     $   41     $   41     $   69
     %                                                           0.59%      0.58%      0.55%

Proprietary Mutual Funds / UIT                                  $  331     $  255     $  251
Proprietary Money Market Funds                                     958        722      1,027
                                                                ------     ------     ------
Total Proprietary Funds                                          1,289        977      1,278
Third Party Funds                                                  420        294        392
                                                                ------     ------     ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)         $1,709     $1,271     $1,670
                                                                ======     ======     ======

Variable Annuity Premiums & Deposits (in millions of dollars)   $  304     $  302     $  316

Branches                                                           368        368        446
ATM-only locations                                                 103        107        112
Proprietary ATMs                                                 2,048      2,043      2,174

                                                                   3Q 2001 VS.      YTD        YTD       YTD 3Q 2001 VS.
                                                               3Q 2000 INCREASE/    3Q         3Q     YTD 3Q 2000 INCREASE/
                                                                   (DECREASE)      2000       2001         (DECREASE)
                                                               -----------------  ------     ------  ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                              26%          $1,711     $1,989           16%
Adjusted Operating Expenses                                          23%           1,071      1,219           14%
Provision for Loan Losses                                             NM              23         48            NM
                                                                                  ------     ------
Core Income Before Taxes                                             22%             617        722           17%
Income Taxes                                                         17%             249        282           13%
                                                                                  ------     ------
CORE INCOME                                                          25%          $  368     $  440           20%
                                                                                  ======     ======

Average Assets (in billions of dollars)                              89%          $    9     $   12           33%
                                                                                  ======     ======
Return on Assets                                                                   5.46%      4.90%
                                                                                  ======     ======

Average Loans (in billions of dollars)                               68%          $  7.0     $  8.5           21%
Average Customer Deposits (in billions of dollars)                   24%            44.4       50.7           14%
EOP Accounts (in millions)                                           20%

Non-Interest Revenue as % of Total Revenues                                        27.0%      24.6%

Net Credit Loss Ratio (1)

Loans 90+Days Past Due:
     In millions of dollars                                           NM
     %

Proprietary Mutual Funds / UIT                                      (10%)         $  777     $  837            8%
Proprietary Money Market Funds                                       37%           2,442      2,707           11%
                                                                                  ------     ------
Total Proprietary Funds                                              24%           3,219      3,544           10%
Third Party Funds                                                    (8%)          1,972      1,106          (44%)
                                                                                  ------     ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)              15%          $5,191     $4,650          (10%)
                                                                                  ======     ======

Variable Annuity Premiums & Deposits (in millions of dollars)       (18%)         $  985     $  922           (6%)

Branches                                                             22%
ATM-only locations                                                    5%
Proprietary ATMs                                                      5%

(1)   Includes the results of The European American Bank from July 2001 forward.

(2) The 4Q00 net credit loss ratio includes a 10 basis point increase related to the adoption of revised FFIEC write-off policies.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - BANKING/LENDING
MORTGAGE BANKING (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                                 1Q           2Q             3Q            4Q
                                                                2000         2000           2000          2000
                                                             ---------     ---------      ---------     ---------
TOTAL REVENUES, NET OF INTEREST EXPENSE                      $     223     $     226      $     225     $     238
Adjusted Operating Expenses                                         99           102             92           102
Provision for Loan Losses                                            9            (1)             1            (7)
                                                             ---------     ---------      ---------     ---------
Core Income Before Taxes and Minority Interest                     115           125            132           143
Income Taxes                                                        44            48             49            55
Minority Interest, Net of Tax                                        5             6              6             5
                                                             ---------     ---------      ---------     ---------
CORE INCOME                                                  $      66     $      71      $      77     $      83
                                                             =========     =========      =========     =========

Average Assets (in billions of dollars)                      $      34     $      37      $      42     $      45
                                                             =========     =========      =========     =========
Return on Assets                                                 0.78%         0.77%          0.73%         0.73%
                                                             =========     =========      =========     =========
EOP ACCOUNTS OWNED AND SERVICED (IN MILLIONS):
Student Loans                                                      2.8           3.0            3.3           3.5
Mortgages                                                          0.7           0.9            0.9           0.9
Consumer Finance                                                   0.1           0.1            0.1           0.1
                                                             ---------     ---------      ---------     ---------
     Total                                                         3.6           4.0            4.3           4.5
                                                             =========     =========      =========     =========

OWNED AND SERVICED AVERAGE LOANS (IN BILLION OF DOLLARS):
Mortgages (2)                                                $    20.1     $    21.6      $    23.8     $    25.9
Student Loans                                                     11.6          12.3           14.2          15.3
Consumer Finance                                                   0.4           0.5            0.7           0.9
                                                             ---------     ---------      ---------     ---------
     Average Loans - On Balance Sheet                             32.1          34.4           38.7          42.1
Other Serviced Loans                                              54.1          59.9           61.8          62.6
                                                             ---------     ---------      ---------     ---------
     Total                                                   $    86.2     $    94.3      $   100.5     $   104.7
                                                             =========     =========      =========     =========

Mortgage Originations (in billions of dollars)               $     3.7     $     5.1      $     5.7     $     5.5
Student Loan Originations                                    $     1.0     $     0.7      $     1.5     $     1.2
Consumer Finance Originations                                $     0.2     $     0.3      $     0.3     $     0.3

Net Credit Loss Ratio (3)                                        0.19%         0.08%          0.09%         0.27%

Loans 90+ Days Past Due:
     In millions of dollars                                  $     733     $     722      $     723     $     846
     %                                                           2.28%         2.10%          1.88%         2.01%

                                                              1Q           2Q             3Q
                                                             2001         2001           2001
                                                           ---------    ---------      ---------
TOTAL REVENUES, NET OF INTEREST EXPENSE                    $     242    $     268      $     260
Adjusted Operating Expenses                                      109          116            104
Provision for Loan Losses                                         --           (3)            (4)
                                                           ---------    ---------      ---------
Core Income Before Taxes and Minority Interest                   133          155            160
Income Taxes                                                      51           60             62
Minority Interest, Net of Tax                                      5            7              6
                                                           ---------    ---------      ---------
CORE INCOME                                                $      77    $      88      $      92
                                                           =========    =========      =========

Average Assets (in billions of dollars)                    $      47    $      48      $      47
                                                           =========    =========      =========
Return on Assets                                               0.66%        0.74%          0.78%
                                                           =========    =========      =========
EOP ACCOUNTS OWNED AND SERVICED (IN MILLIONS):
Student Loans                                                    3.5          3.5            3.7
Mortgages                                                        0.9          0.9            0.9
Consumer Finance                                                 0.1          0.1            0.1
                                                           ---------    ---------      ---------
     Total                                                       4.5          4.5            4.7
                                                           =========    =========      =========

OWNED AND SERVICED AVERAGE LOANS (IN BILLION OF DOLLARS):
Mortgages (2)                                              $    26.8    $    27.3      $    25.8
Student Loans                                                   16.8         17.2           17.6
Consumer Finance                                                 1.0          1.2            1.4
                                                           ---------    ---------      ---------
     Average Loans - On Balance Sheet                           44.6         45.7           44.8
Other Serviced Loans                                            64.2         66.0           69.6
                                                           ---------    ---------      ---------
     Total                                                 $   108.8    $   111.7      $   114.4
                                                           =========    =========      =========

Mortgage Originations (in billions of dollars)             $     5.9    $     8.8      $     8.1
Student Loan Originations                                  $     1.5    $     0.5      $     1.2
Consumer Finance Originations                              $     0.3    $     0.4      $     0.5

Net Credit Loss Ratio (3)                                      0.06%        0.08%          0.10%

Loans 90+ Days Past Due:
     In millions of dollars                                $     957    $   1,191      $   1,204
     %                                                         2.14%        2.61%          2.74%

                                                             3Q 2001 VS.       YTD          YTD           YTD 3Q 2001 VS.
                                                          3Q 2000 INCREASE/    3Q           3Q         YTD 3Q 2000 INCREASE/
                                                             (DECREASE)       2000         2001             (DECREASE)
                                                          ----------------  ---------    ---------     ---------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                          16%        $     674    $     770              14%
Adjusted Operating Expenses                                      13%              293          329              12%
Provision for Loan Losses                                         NM                9           (7)              NM
                                                                            ---------    ---------
Core Income Before Taxes and Minority Interest                   21%              372          448              20%
Income Taxes                                                     27%              141          173              23%
Minority Interest, Net of Tax                                    --                17           18               6%
                                                                            ---------    ---------
CORE INCOME                                                      19%        $     214    $     257              20%
                                                                            =========    =========

Average Assets (in billions of dollars)                          12%        $      38    $      47              24%
                                                                            =========    =========
Return on Assets                                                                0.75%        0.73%
                                                                            =========    =========
EOP ACCOUNTS OWNED AND SERVICED (IN MILLIONS):
Student Loans                                                    12%
Mortgages                                                        --
Consumer Finance                                                 --

     Total                                                        9%

OWNED AND SERVICED AVERAGE LOANS (IN BILLION OF DOLLARS):
Mortgages (2)                                                     8%        $    21.8    $    26.6              22%
Student Loans                                                    24%             12.7         17.2              35%
Consumer Finance                                                100%              0.5          1.2               NM
                                                                            ---------    ---------
     Average Loans - On Balance Sheet                            16%             35.0         45.0              29%
Other Serviced Loans                                             13%             58.6         66.6              14%
                                                                            ---------    ---------
     Total                                                       14%        $    93.6    $   111.6              19%
                                                                            =========    =========

Mortgage Originations (in billions of dollars)                   42%        $    14.5    $    22.8              57%
Student Loan Originations                                       (20%)       $     3.2    $     3.2              --
Consumer Finance Originations                                    67%        $     0.8    $     1.2              50%

Net Credit Loss Ratio (3)

Loans 90+ Days Past Due:
     In millions of dollars                                      67%
     %

(1)   Includes Student Loans
(2)   Includes loans held for sale.
(3) The 4Q00 net credit loss ratio includes a 16 basis point increase related to the adoption of revised FFIEC write-off policies.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - BANKING/LENDING
NORTH AMERICA CARDS (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                                 1Q            2Q            3Q           4Q
                                                                2000          2000          2000         2000
                                                             ---------     ---------     ---------     ---------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                   $   2,551     $   2,557     $   2,737     $   2,911
Adjusted Operating Expenses                                        957           975         1,005         1,017
Adjusted Provision for Loan Losses                                 990           961           957         1,065
                                                             ---------     ---------     ---------     ---------
Core Income Before Taxes                                           604           621           775           829
Income Taxes                                                       224           233           283           302
                                                             ---------     ---------     ---------     ---------
CORE INCOME                                                  $     380     $     388     $     492     $     527
                                                             =========     =========     =========     =========
Managed Average Assets (in billions of dollars)              $      90     $      94     $     101     $     106
                                                             =========     =========     =========     =========
Return on Managed Assets                                         1.70%         1.66%         1.94%         1.98%
                                                             =========     =========     =========     =========
CITI CARDS DATA (2):
(in billions of dollars)
Net Interest Revenue (in millions of dollars) (3)            $   1,956     $   1,899     $   2,055     $   2,198
% of Average Managed Loans                                       9.29%         8.66%         8.62%         8.83%

Risk Adjusted Revenue (in millions of dollars) (4)           $   1,471     $   1,516     $   1,701     $   1,768
% of Average Managed Loans                                       6.99%         6.91%         7.14%         7.10%

Adjusted Operating Expenses as % of Average Managed Loans        4.19%         4.14%         3.93%         3.79%

End of Period Managed Receivables                            $    86.1     $    92.3     $    97.7     $   103.2
Total EOP Open Accounts (in millions)                             78.5          83.9          89.4          90.8
Total Sales                                                  $    48.4     $    55.3     $    55.2     $    56.8
END OF PERIOD LOANS:
     On Balance Sheet                                        $    27.9     $    33.5     $    37.9     $    37.0
     Securitized                                                  54.5          51.6          53.3          57.2
     Held for Sale                                                 3.4           6.5           5.8           8.1
                                                             ---------     ---------     ---------     ---------
         Total                                               $    85.8     $    91.6     $    97.0     $   102.3
                                                             =========     =========     =========     =========
AVERAGE LOANS:
     On Balance Sheet                                        $    26.9     $    32.1     $    36.9     $    36.9
     Securitized                                                  54.7          51.7          51.1          55.4
     Held for Sale                                                 3.1           4.4           6.8           6.7
                                                             ---------     ---------     ---------     ---------
         Total                                               $    84.7     $    88.2     $    94.8     $    99.0
                                                             =========     =========     =========     =========
NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
     On Balance Sheet                                        $     340     $     374     $     377     $     420
     Securitized                                                   619           534           509           570
     Held for Sale                                                  21            40            56            61
                                                             ---------     ---------     ---------     ---------
         Total                                               $     980     $     948     $     942     $   1,051
                                                             =========     =========     =========     =========
Coincident Net Credit Loss Ratio                                 4.65%         4.32%         3.95%         4.22%
12 Month Lagged Net Credit Loss Ratio                            5.11%         4.81%         4.67%         5.16%
LOANS 90+ DAYS PAST DUE:
     In millions of dollars                                  $   1,281     $   1,156     $   1,295     $   1,497
     %                                                           1.49%         1.26%         1.34%         1.46%

                                                                 1Q            2Q           3Q
                                                                2001          2001         2001
                                                             ---------     ---------     ---------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                   $   3,004     $   3,099     $   3,352
Adjusted Operating Expenses                                      1,041         1,003         1,004
Adjusted Provision for Loan Losses                               1,221         1,371         1,434
                                                             ---------     ---------     ---------
Core Income Before Taxes                                           742           725           914
Income Taxes                                                       275           270           341
                                                             ---------     ---------     ---------
CORE INCOME                                                  $     467     $     455     $     573
                                                             =========     =========     =========
Managed Average Assets (in billions of dollars)              $     106     $     106     $     109
                                                             =========     =========     =========
Return on Managed Assets                                         1.79%         1.72%         2.09%
                                                             =========     =========     =========
CITI CARDS DATA (2):
(in billions of dollars)
Net Interest Revenue (in millions of dollars) (3)            $   2,374     $   2,411     $   2,685
% of Average Managed Loans                                       9.61%         9.61%        10.34%

Risk Adjusted Revenue (in millions of dollars) (4)           $   1,709     $   1,627     $   1,850
% of Average Managed Loans                                       6.92%         6.49%         7.13%

Adjusted Operating Expenses as % of Average Managed Loans        3.93%         3.73%         3.61%

End of Period Managed Receivables                            $   100.5     $   103.9     $   105.6
Total EOP Open Accounts (in millions)                             93.2          94.1          93.4
Total Sales                                                  $    51.2     $    55.6     $    55.0
END OF PERIOD LOANS:
     On Balance Sheet                                        $    32.6     $    32.6     $    33.0
     Securitized                                                  60.1          61.4          65.2
     Held for Sale                                                 7.0           9.0           6.5
                                                             ---------     ---------     ---------
         Total                                               $    99.7     $   103.0     $   104.7
                                                             =========     =========     =========
AVERAGE LOANS:
     On Balance Sheet                                        $    34.7     $    33.5     $    33.5
     Securitized                                                  58.5          59.7          61.3
     Held for Sale                                                 7.0           7.4           8.2
                                                             ---------     ---------     ---------
         Total                                               $   100.2     $   100.6     $   103.0
                                                             =========     =========     =========
NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
     On Balance Sheet                                        $     465     $     481     $     541
     Securitized                                                   668           812           790
     Held for Sale                                                  63            90            92
                                                             ---------     ---------     ---------
         Total                                               $   1,196     $   1,383     $   1,423
                                                             =========     =========     =========
Coincident Net Credit Loss Ratio                                 4.84%         5.51%         5.48%
12 Month Lagged Net Credit Loss Ratio                            5.72%         6.29%         5.96%
LOANS 90+ DAYS PAST DUE:
     In millions of dollars                                  $   1,836     $   1,775     $   1,908
     %                                                           1.84%         1.72%         1.82%

                                                                3Q 2001 VS.       YTD           YTD         YTD 3Q 2001 VS.
                                                             3Q 2000 INCREASE/     3Q            3Q       YTD 3Q 2000 INCREASE/
                                                                 (DECREASE)       2000          2001           (DECREASE)
                                                             -----------------  ---------    ---------    ---------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                           22%         $   7,845    $   9,455             21%
Adjusted Operating Expenses                                          --              2,937        3,048              4%
Adjusted Provision for Loan Losses                                   50%             2,908        4,026             38%
                                                                                 ---------    ---------
Core Income Before Taxes                                             18%             2,000        2,381             19%
Income Taxes                                                         20%               740          886             20%
                                                                                 ---------    ---------
CORE INCOME                                                          16%         $   1,260    $   1,495             19%
                                                                                 =========    =========
Managed Average Assets (in billions of dollars)                       8%         $      95    $     107             13%
                                                                                 =========    =========
Return on Managed Assets                                                             1.77%        1.87%
                                                                                 =========    =========
CITI CARDS DATA (2):
(in billions of dollars)
Net Interest Revenue (in millions of dollars) (3)                    31%         $   5,910    $   7,470             26%
% of Average Managed Loans                                                           8.85%        9.86%

Risk Adjusted Revenue (in millions of dollars) (4)                    9%         $   4,688    $   5,186             11%
% of Average Managed Loans                                                           7.02%        6.85%
Adjusted Operating Expenses as % of Average Managed Loans

End of Period Managed Receivables                                     8%
Total EOP Open Accounts (in millions)                                 4%
Total Sales                                                          --          $   158.9    $   161.8              2%
END OF PERIOD LOANS:
     On Balance Sheet                                               (13%)
     Securitized                                                     22%
     Held for Sale                                                   12%
         Total                                                        8%
AVERAGE LOANS:
     On Balance Sheet                                                (9%)             32.0         33.9              6%
     Securitized                                                     20%              52.5         59.8             14%
     Held for Sale                                                   21%               4.8          7.5             56%
                                                                                 ---------    ---------
         Total                                                        9%         $    89.3    $   101.2             13%
                                                                                 =========    =========
NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
     On Balance Sheet                                                44%         $   1,091    $   1,487             36%
     Securitized                                                     55%             1,662        2,270             37%
     Held for Sale                                                   64%               117          245              NM
                                                                                 ---------    ---------
         Total                                                       51%         $   2,870    $   4,002             39%
                                                                                 =========    =========
Coincident Net Credit Loss Ratio
12 Month Lagged Net Credit Loss Ratio
LOANS 90+ DAYS PAST DUE:
     In millions of dollars                                          47%
     %

(1)   Includes Citi Cards (bankcards and private-label cards) and Diners Club.
(2)   Excludes Diners Club
(3)   Includes delinquency and other risk-based charges.
(4)   Risk Adjusted Revenue is adjusted revenues less net credit losses.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - BANKING/LENDING
CITIFINANCIAL
(In millions of dollars)                                        citigroup [LOGO]

                                                                 1Q            2Q             3Q            4Q
                                                                2000          2000           2000          2000
                                                              ---------     ---------     ---------     ---------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE*                   $   1,222     $   1,269     $   1,262     $   1,318
Adjusted Operating Expenses                                         536           571           568           581
Adjusted Provision for Benefits, Claims, and Credit Losses          404           373           362           407
                                                              ---------     ---------     ---------     ---------
Core Income Before Taxes                                            282           325           332           330
Income Taxes                                                        103           120           119           117
                                                              ---------     ---------     ---------     ---------
CORE INCOME                                                   $     179     $     205     $     213     $     213
                                                              =========     =========     =========     =========
Average Assets (in billions of dollars)                       $      51     $      55     $      58     $      61
                                                              =========     =========     =========     =========
Return on Assets                                                  1.41%         1.50%         1.46%         1.39%
                                                              =========     =========     =========     =========

NET RECEIVABLES (IN BILLIONS OF DOLLARS):
     Real estate secured loans (1)                            $    33.7     $    35.5     $    36.7     $    38.1
     Personal loans (2)                                             9.8           9.7           9.7           9.9
     Auto                                                           3.0           3.8           4.2           4.6
     Sales finance and other                                        2.8           2.6           2.6           2.7
                                                              ---------     ---------     ---------     ---------
         Total                                                $    49.3     $    51.6     $    53.2     $    55.3
                                                              =========     =========     =========     =========

Number of offices                                                 2,767         2,738         2,699         2,720

Average yield (3)                                                14.26%        14.16%        14.11%        14.03%
Average net interest margin (3)                                   8.21%         7.84%         7.61%         7.55%
Net credit loss ratio (3)                                         2.92%         2.49%         2.33%         2.57%

Loans 90+ Days Past Due:
     In millions of dollars                                   $   1,044     $   1,033     $   1,084     $   1,272
     %                                                            2.11%         1.98%         2.00%         2.23%

(1) Includes fully secured $.M.A.R.T. receivables,
     as follows:                                              $     4.1     $     4.4     $     4.7     $     5.2
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
     receivables, as follows:                                 $     0.3     $     0.3     $     0.3     $     0.3
(3) Includes loans held for sale

                                                                  1Q           2Q             3Q
                                                                 2001         2001           2001
                                                              ---------     ---------     ---------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE*                   $   1,339     $   1,390     $   1,436
Adjusted Operating Expenses                                         569           502           492
Adjusted Provision for Benefits, Claims, and Credit Losses          428           434           451
                                                              ---------     ---------     ---------
Core Income Before Taxes                                            342           454           493
Income Taxes                                                        130           168           185
                                                              ---------     ---------     ---------
CORE INCOME                                                   $     212     $     286     $     308
                                                              =========     =========     =========
Average Assets (in billions of dollars)                       $      63     $      65     $      66
                                                              =========     =========     =========
Return on Assets                                                  1.36%         1.76%         1.85%
                                                              =========     =========     =========

NET RECEIVABLES (IN BILLIONS OF DOLLARS):
     Real estate secured loans (1)                            $    40.3     $    40.6     $    41.4
     Personal loans (2)                                             9.8           9.8           9.6
     Auto                                                           5.2           5.8           6.3
     Sales finance and other                                        2.4           2.3           2.4
                                                              ---------     ---------     ---------
         Total                                                $    57.7     $    58.5     $    59.7
                                                              =========     =========     =========

Number of offices                                                 2,430         2,336         2,320

Average yield (3)                                                13.93%        13.69%        13.38%
Average net interest margin (3)                                   7.70%         7.85%         7.95%
Net credit loss ratio (3)                                         2.57%         2.55%         2.53%

Loans 90+ Days Past Due:
     In millions of dollars                                   $   1,599     $   1,757     $   1,909
     %                                                            2.77%         3.00%         3.20%

(1) Includes fully secured $.M.A.R.T. receivables,
     as follows:                                              $     5.6     $     6.4     $     7.1
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
     receivables, as follows:                                 $     0.3     $     0.3     $     0.3
(3) Includes loans held for sale

                                                                 3Q 2001 VS.      YTD          YTD          YTD 3Q 2001 VS.
                                                              3Q 2000 INCREASE/    3Q           3Q        YTD 3Q 2000 INCREASE/
                                                                 (DECREASE)       2000         2001            (DECREASE)
                                                              ----------------  --------    ---------     --------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE*                           14%       $   3,753    $   4,165           11%
Adjusted Operating Expenses                                          (13%)          1,675        1,563           (7%)
Adjusted Provision for Benefits, Claims, and Credit Losses            25%           1,139        1,313           15%
                                                                                ---------    ---------
Core Income Before Taxes                                              48%             939        1,289           37%
Income Taxes                                                          55%             342          483           41%
                                                                                ---------    ---------
CORE INCOME                                                           45%       $     597    $     806           35%
                                                                                =========    =========
Average Assets (in billions of dollars)                               14%       $      55    $      65           18%
                                                                                =========    =========
Return on Assets                                                                     1.45%        1.66%
                                                                                =========    =========

NET RECEIVABLES (IN BILLIONS OF DOLLARS):
     Real estate secured loans (1)                                    13%
     Personal loans (2)                                               (1%)
     Auto                                                             50%
     Sales finance and other                                          (8%)

         Total                                                        12%

Number of offices                                                    (14%)

Average yield (3)                                                                   14.17%       13.66%
Average net interest margin (3)                                                      7.88%        7.83%
Net credit loss ratio (3)

Loans 90+ Days Past Due:
     In millions of dollars                                           76%
     %

(1) Includes fully secured $.M.A.R.T. receivables,
     as follows:                                                      51%
(2) Includes $.A.F.E. and partially secured $.M.A.R.T
     receivables, as follows:                                         --
(3) Includes loans held for sale

*     Excludes realized gains / (losses) on investments.

GLOBAL CONSUMER - INSURANCE
TRAVELERS LIFE AND ANNUITY
(In millions of dollars)                                        citigroup [LOGO]

                                                            1Q              2Q            3Q             4Q
                                                           2000            2000          2000           2000
                                                         ---------      ---------      ---------      ---------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                 $   1,010      $     983      $     899      $     999
Total Operating Expenses                                       126             97            103             83
Provision for Benefits and Claims                              603            586            531            605
                                                         ---------      ---------      ---------      ---------
Core Income Before Taxes                                       281            300            265            311
Income Taxes                                                    94             98             86            102
                                                         ---------      ---------      ---------      ---------
CORE INCOME                                              $     187      $     202      $     179      $     209
                                                         =========      =========      =========      =========

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                     $     108      $     118      $     117      $     122
Group annuities                                                 92            114             91            123
Life and long-term care insurance                               60             55             40             46
Other (includes run-off and return on excess capital)           21             13             17             20
                                                         ---------      ---------      ---------      ---------
         Total                                           $     281      $     300      $     265      $     311
                                                         =========      =========      =========      =========
INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
     Fixed                                               $   293.5      $   302.6      $   320.3      $   350.0
     Variable                                              1,245.0        1,258.5        1,273.6        1,247.7
     Individual Payout                                        20.5           21.7           20.6           17.0
                                                         ---------      ---------      ---------      ---------
        Total                                            $ 1,559.0      $ 1,582.8      $ 1,614.5      $ 1,614.7
                                                         =========      =========      =========      =========
Policyholder account balances & benefit reserves: (1)
     Fixed                                               $ 7,911.3      $ 7,904.0      $ 7,939.8      $ 8,050.0
     Variable                                             21,072.7       21,013.2       21,678.1       20,704.0
     Individual Payout                                       619.6          626.2          630.0          630.3
                                                         ---------      ---------      ---------      ---------
        Total                                            $29,603.6      $29,543.4      $30,247.9      $29,384.3
                                                         =========      =========      =========      =========
GROUP ANNUITIES:
Net written premiums & deposits (2)                      $ 1,456.9      $ 1,439.1      $ 1,481.8      $ 1,149.9

Policyholder account balances & benefit reserves: (1)
     GIC's and other investment contracts                $11,087.0      $11,204.2      $11,966.9      $12,598.6
     Payout Group annuities                                4,514.9        4,624.0        4,713.8        4,861.5
                                                         ---------      ---------      ---------      ---------
         Total                                           $15,601.9      $15,828.2      $16,680.7      $17,460.1
                                                         =========      =========      =========      =========
INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
     Direct periodic premiums and deposits               $   116.7      $   113.4      $   135.8      $   144.7
     Single premium deposits                                  18.3           21.0           22.3           37.6
     Reinsurance                                             (19.1)         (20.3)         (21.4)         (23.0)
                                                         ---------      ---------      ---------      ---------
         Total                                           $   115.9      $   114.1      $   136.7      $   159.3
                                                         =========      =========      =========      =========

Policyholder account balances & benefit reserves         $ 2,755.3      $ 2,801.9      $ 2,911.0      $ 2,983.3

Life insurance in force (in billions, face amt.)         $    61.7      $    63.2      $    65.2      $    66.9

Life insurance issued (in billions, face amt.)           $     2.7      $     3.0      $     3.1      $     2.9

ALL BUSINESSES:
Net investment income (pretax)                           $   594.9      $   639.1      $   609.1      $   655.9
Interest credited to contractholders                     $   244.7      $   248.7      $   266.7      $   290.4

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
     Statutory capital and surplus                       $ 5,011.2      $ 4,977.4      $ 5,355.1      $ 5,160.4
     Surplus to liabilities ratio                            20.5%          20.3%          21.3%          20.2%

                                                             1Q            2Q              3Q
                                                            2001          2001            2001
                                                         ---------      ---------      ---------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                 $   1,130      $     975      $     875
Total Operating Expenses                                        88             87             69
Provision for Benefits and Claims                              729            546            549
                                                         ---------      ---------      ---------
Core Income Before Taxes                                       313            342            257
Income Taxes                                                   103            111             79
                                                         ---------      ---------      ---------
CORE INCOME                                              $     210      $     231      $     178
                                                         =========      =========      =========

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                     $     122      $     125      $     100
Group annuities                                                117            134             98
Life and long-term care insurance                               63             74             50
Other (includes run-off and return on excess capital)           11              9              9
                                                         ---------      ---------      ---------
         Total                                           $     313      $     342      $     257
                                                         =========      =========      =========
INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
     Fixed                                               $   427.2      $   571.5      $   464.6
     Variable                                              1,098.7        1,068.3          951.7
     Individual Payout                                        18.7           14.7           14.1
                                                         ---------      ---------      ---------
        Total                                            $ 1,544.6      $ 1,654.5      $ 1,430.4
                                                         =========      =========      =========
Policyholder account balances & benefit reserves: (1)
     Fixed                                               $ 8,271.7      $ 8,609.3      $ 8,907.4
     Variable                                             18,948.3       20,438.0       17,952.1
     Individual Payout                                       631.9          631.7          630.3
                                                         ---------      ---------      ---------
        Total                                            $27,851.9      $29,679.0      $27,489.8
                                                         =========      =========      =========
GROUP ANNUITIES:
Net written premiums & deposits (2)                      $ 2,501.6      $ 1,397.4      $ 1,717.4

Policyholder account balances & benefit reserves: (1)
     GIC's and other investment contracts                $13,732.0      $14,091.0      $14,795.0
     Payout Group annuities                                5,140.5        5,259.0        5,359.5
                                                         ---------      ---------      ---------
         Total                                           $18,872.5      $19,350.0      $20,154.5
                                                         =========      =========      =========
INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
     Direct periodic premiums and deposits               $   187.0      $   142.1      $   126.7
     Single premium deposits                                  47.2           48.4           36.4
     Reinsurance                                             (22.6)         (24.1)         (24.8)
                                                         ---------      ---------      ---------
         Total                                           $   211.6      $   166.4      $   138.3
                                                         =========      =========      =========

Policyholder account balances & benefit reserves         $ 3,085.1      $ 3,193.1      $ 3,174.8

Life insurance in force (in billions, face amt.)         $    69.4      $    71.0      $    72.5

Life insurance issued (in billions, face amt.)           $     3.8      $     2.9      $     3.0

ALL BUSINESSES:
Net investment income (pretax)                           $   654.9      $   673.5      $   608.0
Interest credited to contractholders                     $   291.3      $   305.8      $   302.6

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
     Statutory capital and surplus                       $ 5,024.5      $ 5,047.8      $ 4,972.6
     Surplus to liabilities ratio                            18.8%          18.9%          17.5%

                                                            3Q 2001 VS.      YTD           YTD         YTD 3Q 2001 VS.
                                                         3Q 2000 INCREASE/    3Q            3Q      YTD 3Q 2000 INCREASE/
                                                             (DECREASE)      2000          2001          (DECREASE)
                                                         ----------------  ---------    ---------   --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                        (3%)       $   2,892    $   2,980            3%
Total Operating Expenses                                       (33%)             326          244          (25%)
Provision for Benefits and Claims                                3%            1,720        1,824            6%
                                                                           ---------    ---------
Core Income Before Taxes                                        (3%)             846          912            8%
Income Taxes                                                    (8%)             278          293            5%
                                                                           ---------    ---------
CORE INCOME                                                     (1%)       $     568    $     619            9%
                                                                           =========    =========

PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                           (15%)       $     343    $     347            1%
Group annuities                                                  8%              297          349           18%
Life and long-term care insurance                               25%              155          187           21%
Other (includes run-off and return on excess capital)          (47%)              51           29          (43%)
                                                                           ---------    ---------
         Total                                                  (3%)       $     846    $     912            8%
                                                                           =========    =========
INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
     Fixed                                                      45%        $   916.4    $ 1,463.3           60%
     Variable                                                  (25%)         3,777.1      3,118.7          (17%)
     Individual Payout                                         (32%)            62.8         47.5          (24%)
                                                                           ---------    ---------
        Total                                                  (11%)       $ 4,756.3    $ 4,629.5           (3%)
                                                                           =========    =========
Policyholder account balances & benefit reserves: (1)
     Fixed                                                      12%
     Variable                                                  (17%)
     Individual Payout                                          --

        Total                                                   (9%)

GROUP ANNUITIES:
Net written premiums & deposits (2)                             16%        $ 4,377.8    $ 5,616.4           28%

Policyholder account balances & benefit reserves: (1)
     GIC's and other investment contracts                       24%
     Payout Group annuities                                     14%

         Total                                                  21%

INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
     Direct periodic premiums and deposits                      (7%)       $   365.9    $   455.8           25%
     Single premium deposits                                    63%             61.6        132.0            NM
     Reinsurance                                               (16%)           (60.8)       (71.5)         (18%)
                                                                           ---------    ---------
         Total                                                   1%        $   366.7    $   516.3           41%
                                                                           =========    =========

Policyholder account balances & benefit reserves                 9%

Life insurance in force (in billions, face amt.)                11%

Life insurance issued (in billions, face amt.)                  (3%)       $     8.8    $     9.7           10%

ALL BUSINESSES:
Net investment income (pretax)                                  --         $ 1,843.1    $ 1,936.4            5%
Interest credited to contractholders                            13%        $   760.1    $   899.7           18%

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
     Statutory capital and surplus                              (7%)
     Surplus to liabilities ratio

(1)   Includes general account, separate accounts and managed funds.

(2) Excludes deposits of $28.0, $12.0 and $594.0 for the first, second and third quarters of 2001 and $24.0, $45.0 and $251.0 in the first, second, and fourth quarters of 2000, related to Travelers plans previously managed externally.

NM Not meaningful

*     Excludes realized gains / (losses) on investments.

GLOBAL CONSUMER - INSURANCE
PRIMERICA FINANCIAL SERVICES
(In millions of dollars)                                        citigroup [LOGO]

                                                         1Q         2Q           3Q          4Q
                                                        2000       2000         2000        2000
                                                      --------    --------    --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*              $    472    $    479    $    474    $    490
Total Operating Expenses                                   162         159         177         161
Provision for Benefits and Claims                          125         126         106         139
                                                      --------    --------    --------    --------
Core Income Before Taxes                                   185         194         191         190
Income Taxes                                                66          69          67          66
                                                      --------    --------    --------    --------
CORE INCOME                                           $    119    $    125    $    124    $    124
                                                      ========    ========    ========    ========

LIFE INSURANCE Face value
(in billions) of:
  Life insurance issued                               $   15.0    $   18.5    $   16.8    $   17.1
  Life insurance in force                             $  397.8    $  403.6    $  408.4    $  412.7

Annualized issued premiums                            $   44.1    $   54.1    $   49.5    $   50.0
Direct premiums                                       $  324.5    $  330.9    $  333.3    $  337.6
Earned premiums                                       $  270.6    $  277.4    $  275.0    $  282.6

OTHER PRODUCTS
Mutual fund sales at NAV:
    Proprietary                                       $  465.0    $  468.7    $  448.5    $  428.9
    Other funds                                          497.1       552.5       397.8       368.5
                                                      --------    --------    --------    --------
       Total U.S. mutual fund sales                      962.1     1,021.2       846.3       797.4
    Mutual fund sales - Canada                           228.8       128.1       117.4       119.0
                                                      --------    --------    --------    --------
       Total mutual fund sales                        $1,190.9    $1,149.3    $  963.7    $  916.4
                                                      ========    ========    ========    ========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)    $  492.0    $  475.6    $  457.2    $  667.5

Variable annuity net written premiums and deposits    $  249.9    $  248.0    $  270.6    $  288.2

AGENTS LICENSED FOR:
    Life insurance                                      79,818      82,288      85,183      86,900
    Mutual funds                                        25,570      25,968      27,300      27,961
    $.M.A.R.T. / $.A.F.E. loans                         93,055      99,481     105,640     116,491
    Variable annuities                                  16,453      16,692      17,281      17,777
    Long term care                                       8,010       7,785       9,612      10,134
    Home & auto insurance                               13,238      13,038      12,194      11,647

Financial Needs Analyses submitted                     110,900     109,451     108,838     108,705

                                                         1Q          2Q          3Q
                                                        2001        2001        2001
                                                      --------    --------    --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*              $    490    $    497    $    493
Total Operating Expenses                                   169         172         171
Provision for Benefits and Claims                          128         127         129
                                                      --------    --------    --------
Core Income Before Taxes                                   193         198         193
Income Taxes                                                68          70          68
                                                      --------    --------    --------
CORE INCOME                                           $    125    $    128    $    125
                                                      ========    ========    ========

LIFE INSURANCE
Face value (in billions) of:
  Life insurance issued                               $   16.3    $   18.6    $   17.6
  Life insurance in force                             $  415.4    $  422.9    $  427.7

Annualized issued premiums                            $   47.4    $   53.7    $   50.9
Direct premiums                                       $  340.4    $  346.9    $  348.1
Earned premiums                                       $  284.0    $  285.2    $  287.1

OTHER PRODUCTS
Mutual fund sales at NAV:
    Proprietary                                       $  479.9    $  509.1    $  496.7
    Other funds                                          330.1       259.1       195.4
                                                      --------    --------    --------
       Total U.S. mutual fund sales                      810.0       768.2       692.1
    Mutual fund sales - Canada                           183.8       100.1        84.4
                                                      --------    --------    --------
       Total mutual fund sales                        $  993.8    $  868.3    $  776.5
                                                      ========    ========    ========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)    $  694.5    $1,091.9    $1,006.1

Variable annuity net written premiums and deposits    $  247.6    $  237.1    $  222.1

AGENTS LICENSED FOR:
    Life insurance                                      88,907      93,998      93,156
    Mutual funds                                        27,671      28,766      29,653
    $.M.A.R.T. / $.A.F.E. loans                        125,450     133,200     143,738
    Variable annuities                                  18,665      19,642      20,179
    Long term care                                      10,869      11,319      12,010
    Home & auto insurance                               11,275      12,834      12,473

Financial Needs Analyses submitted                     114,991     122,009     119,093

                                                         3Q 2001 VS.       YTD          YTD        YTD 3Q 2001 VS.
                                                      3Q 2000 INCREASE/     3Q          3Q        YTD 3Q 2000 INCREASE/
                                                         (DECREASE)        2000         2001           (DECREASE)
                                                      ----------------  ----------    ----------  --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                      4%        $    1,425    $    1,480           4%
Total Operating Expenses                                     (3%)              498           512           3%
Provision for Benefits and Claims                            22%               357           384           8%
                                                                        ----------    ----------
Core Income Before Taxes                                      1%               570           584           2%
Income Taxes                                                  1%               202           206           2%
                                                                        ----------    ----------
CORE INCOME                                                   1%        $      368    $      378           3%
                                                                        ==========    ==========

LIFE INSURANCE
Face value (in billions) of:
  Life insurance issued                                       5%        $     50.3    $     52.5           4%
  Life insurance in force                                     5%

Annualized issued premiums                                    3%        $    147.7    $    152.0           3%
Direct premiums                                               4%        $    988.7    $  1,035.4           5%
Earned premiums                                               4%        $    823.0    $    856.3           4%

OTHER PRODUCTS
Mutual fund sales at NAV:
    Proprietary                                              11%        $  1,382.2    $  1,485.7           7%
    Other funds                                             (51%)          1,447.4         784.6         (46%)
                                                                        ----------    ----------
       Total U.S. mutual fund sales                         (18%)          2,829.6       2,270.3         (20%)
    Mutual fund sales - Canada                              (28%)            474.3         368.3         (22%)
                                                                        ----------    ----------
       Total mutual fund sales                              (19%)       $  3,303.9    $  2,638.6         (20%)
                                                                        ==========    ==========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)            NM        $  1,424.8    $  2,792.5          96%

Variable annuity net written premiums and deposits          (18%)       $    768.5    $    706.8          (8%)

AGENTS LICENSED FOR:
    Life insurance                                            9%
    Mutual funds                                              9%
    $.M.A.R.T. / $.A.F.E. loans                              36%
    Variable annuities                                       17%
    Long term care                                           25%
    Home & auto insurance                                     2%

Financial Needs Analyses submitted                            9%           329,189       356,093           8%

(1) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of CitiFinancial.

NM Not meaningful

*     Excludes realized gains / (losses) on investments.

GLOBAL CONSUMER - INSURANCE
PERSONAL LINES
(In millions of dollars)                                        citigroup [LOGO]

                                                         1Q           2Q            3Q            4Q
                                                        2000         2000          2000          2000
                                                      --------     --------      --------      --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*              $  1,034     $  1,050      $  1,058      $  1,088
Adjusted Operating Expenses                                250          256           246           250
Claims and Claim Adjustment Expenses                       659          673           717           718
                                                      --------     --------      --------      --------
Core Income Before Taxes and Minority Interest             125          121            95           120
Income Taxes                                                38           36            27            37
Minority Interest, Net of Tax                               13            3            --            --
                                                      --------     --------      --------      --------
CORE INCOME (1)                                       $     74     $     82      $     68      $     83
                                                      ========     ========      ========      ========
NET WRITTEN PREMIUMS BY PRODUCT LINE (2):
Auto                                                  $  588.7     $  614.7      $  608.7      $  596.1
Homeowners and other                                     307.9        378.6         397.1         372.5
                                                      --------     --------      --------      --------
    Total net written premiums (a)                    $  896.6     $  993.3      $1,005.8      $  968.6
                                                      ========     ========      ========      ========
NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL:
Independent agents                                    $  691.9     $  769.8      $  779.2      $  750.1
Alternative distribution                                 147.3        165.1         176.2         172.2
Other                                                     57.4         58.4          50.4          46.3
                                                      --------     --------      --------      --------
    Total net written premiums (a)                    $  896.6     $  993.3      $1,005.8      $  968.6
                                                      ========     ========      ========      ========
STATUTORY RATIO DEVELOPMENT (2):
Earned premiums (b)                                   $  917.2     $  927.7      $  937.8      $  972.5

Losses and loss adjustment expenses (c)                  661.5        674.0         719.3         721.0
Other underwriting expenses (d)                          242.1        254.3         260.3         245.3
                                                      --------     --------      --------      --------
    Total deductions                                     903.6        928.3         979.6         966.3
                                                      --------     --------      --------      --------
Statutory underwriting gain/(loss)                    $   13.6     $   (0.6)     $  (41.8)     $    6.2
                                                      ========     ========      ========      ========

STATUTORY COMBINED RATIO (2):
Loss and loss adjustment expense ratio (c / b)           72.1%        72.7%         76.7%         74.1%
Other underwriting expense ratio (d / a)                 27.0%        25.6%         25.9%         25.3%
                                                      --------     --------      --------      --------
    Combined ratio                                       99.1%        98.3%        102.6%         99.4%
                                                      ========     ========      ========      ========

Net investment income (pre-tax)                       $  113.1     $  115.2      $  113.0      $  107.7
Effective tax rate on net investment income              29.3%        29.5%         29.4%         29.2%
Catastrophe losses, net of reinsurance (after-tax)    $   30.4     $   17.2      $    1.9      $    4.1

                                                         1Q           2Q            3Q
                                                        2001         2001          2001
                                                      --------     --------      --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*              $  1,080     $  1,106      $  1,132
Adjusted Operating Expenses                                267          261           276
Claims and Claim Adjustment Expenses                       688          793           820
                                                      --------     --------      --------
Core Income Before Taxes and Minority Interest             125           52            36
Income Taxes                                                38           13             7
Minority Interest, Net of Tax                               --           --            --
                                                      --------     --------      --------
CORE INCOME (1)                                       $     87     $     39      $     29
                                                      ========     ========      ========
NET WRITTEN PREMIUMS BY PRODUCT LINE (2):
Auto                                                  $  639.1     $  669.0      $  682.2
Homeowners and other                                     322.7        404.5         414.6
                                                      --------     --------      --------
    Total net written premiums (a)                    $  961.8     $1,073.5      $1,096.8
                                                      ========     ========      ========
NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL:
Independent agents                                    $  749.1     $  837.6      $  861.3
Alternative distribution                                 165.7        178.8         182.2
Other                                                     47.0         57.1          53.3
                                                      --------     --------      --------
    Total net written premiums (a)                    $  961.8     $1,073.5      $1,096.8
                                                      ========     ========      ========
STATUTORY RATIO DEVELOPMENT (2):
Earned premiums (b)                                   $  957.9     $  994.9      $1,021.5

Losses and loss adjustment expenses (c)                  688.5        793.1         819.7
Other underwriting expenses (d)                          254.6        264.9         280.8
                                                      --------     --------      --------
    Total deductions                                     943.1      1,058.0       1,100.5
                                                      --------     --------      --------
Statutory underwriting gain/(loss)                    $   14.8     $  (63.1)     $  (79.0)
                                                      ========     ========      ========

STATUTORY COMBINED RATIO (2):
Loss and loss adjustment expense ratio (c / b)           71.9%        79.7%         80.2%
Other underwriting expense ratio (d / a)                 26.5%        24.7%         25.6%
                                                      --------     --------      --------
    Combined ratio                                       98.4%       104.4%        105.8%
                                                      ========     ========      ========

Net investment income (pre-tax)                       $  114.1     $  102.7      $  101.4
Effective tax rate on net investment income              29.2%        28.1%         28.8%
Catastrophe losses, net of reinsurance (after-tax)    $     --     $   42.3      $   41.6

                                                         3Q 2001 VS.       YTD           YTD         YTD 3Q 2001 VS.
                                                      3Q 2000 INCREASE/    3Q            3Q       YTD 3Q 2000 INCREASE/
                                                          (DECREASE)      2000          2001          (DECREASE)
                                                      ----------------  --------      --------    --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                         7%     $  3,142      $  3,318             6%
Adjusted Operating Expenses                                     12%          752           804             7%
Claims and Claim Adjustment Expenses                            14%        2,049         2,301            12%
                                                                        --------      --------
Core Income Before Taxes and Minority Interest                 (62%)         341           213           (38%)
Income Taxes                                                   (74%)         101            58           (43%)
Minority Interest, Net of Tax                                   --            16            --          (100%)
                                                                        --------      --------
CORE INCOME (1)                                                (57%)    $    224      $    155           (31%)
                                                                        ========      ========
NET WRITTEN PREMIUMS BY PRODUCT LINE (2):
Auto                                                            12%     $1,812.1      $1,990.3            10%
Homeowners and other                                             4%      1,083.6       1,141.8             5%
                                                                        --------      --------
    Total net written premiums (a)                               9%     $2,895.7      $3,132.1             8%
                                                                        ========      ========
NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL:
Independent agents                                              11%     $2,240.9      $2,448.0             9%
Alternative distribution                                         3%        488.6         526.7             8%
Other                                                            6%        166.2         157.4            (5%)
                                                                        --------      --------
    Total net written premiums (a)                               9%     $2,895.7      $3,132.1             8%
                                                                        ========      ========
STATUTORY RATIO DEVELOPMENT (2):
Earned premiums (b)                                              9%     $2,782.7      $2,974.3             7%

Losses and loss adjustment expenses (c)                         14%      2,054.8       2,301.3            12%
Other underwriting expenses (d)                                  8%        756.7         800.3             6%
                                                                        --------      --------
    Total deductions                                            12%      2,811.5       3,101.6            10%
                                                                        --------      --------
Statutory underwriting gain/(loss)                             (89%)    $  (28.8)     $ (127.3)            NM
                                                                        ========      ========

STATUTORY COMBINED RATIO (2):
Loss and loss adjustment expense ratio (c / b)                             73.8%         77.4%
Other underwriting expense ratio (d / a)                                   26.1%         25.6%
                                                                        --------      --------
    Combined ratio                                                         99.9%        103.0%
                                                                        ========      ========

Net investment income (pre-tax)                                (10%)    $  341.3      $  318.2            (7%)
Effective tax rate on net investment income                                29.4%         28.5%
Catastrophe losses, net of reinsurance (after-tax)               NM     $   49.5      $   83.9            69%

(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.

(2) The 2001 third quarter and YTD third quarter results include the effects of the events of September 11, 2001, which resulted in a decrease of $4.0 million to premiums, an increase of $60.0 million to losses and loss adjustment expenses and a decrease of $64.0 million to statutory underwriting loss. Excluding the effects of these events, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2001 third quarter were 74.1%, 25.5%, and 99.6%, respectively, and for the YTD 2001 third quarter were 75.3%, 25.5%, and 100.8%, respectively.

*     Excludes realized gains / (losses) on investments.

NM - Not meaningful

GLOBAL CONSUMER - INTERNATIONAL
WESTERN EUROPE
(In millions of dollars)                                        citigroup [LOGO]

                                                               1Q           2Q         3Q         4Q
                                                              2000         2000       2000       2000
                                                             ------       ------     ------     ------
TOTAL REVENUES, NET OF INTEREST EXPENSE                      $  618       $  600     $  579     $  591
Adjusted Operating Expenses                                     363          365        333        335
Provision for Benefits, Claims, and Credit Losses               104           92         97         97
                                                             ------       ------     ------     ------
Core Income Before Taxes                                        151          143        149        159
Income Taxes                                                     55           52         55         56
                                                             ------       ------     ------     ------
CORE INCOME                                                  $   96       $   91     $   94     $  103
                                                             ======       ======     ======     ======
Average Assets (in billions of dollars)                      $   22       $   21     $   21     $   21
                                                             ======       ======     ======     ======
Return on Assets                                              1.76%        1.74%      1.78%      1.95%
                                                             ======       ======     ======     ======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                        $  2.3       $  2.2     $  2.2     $  2.2
Mortgages                                                       2.1          2.1        2.1        2.1
Auto                                                            1.3          1.4        1.4        1.5
Personal                                                       10.1         10.0        9.9        9.9
Other                                                           1.1          1.1        1.1        1.0
                                                             ------       ------     ------     ------
    Total                                                    $ 16.9       $ 16.8     $ 16.7     $ 16.7
                                                             ======       ======     ======     ======

Average Customer Deposits (in billions of dollars)           $ 13.0       $ 12.5     $ 12.1     $ 12.0

EOP Accounts (in millions)                                      9.8          9.9       10.0       10.1
EOP Card Accounts (in millions)                                 2.4          2.5        2.5        2.6

Non-Interest Revenue as % of Total Revenues                   33.0%        31.6%      33.4%      33.0%

Net Credit Loss Ratio (1)                                     1.88%        1.84%      2.01%      2.40%

Loan 90+ Days Past Due:
    In millions of dollars                                   $  899       $  892     $  829     $  835
    %                                                         5.31%        5.18%      5.09%      4.78%

Proprietary Mutual Funds / UIT                               $  353       $  361     $  222     $  225
Proprietary Money Market Funds                                  195          116        101        108
                                                             ------       ------     ------     ------
Total Proprietary Funds                                         548          477        323        333
Third Party Funds                                               469          326        436        337
                                                             ------       ------     ------     ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)      $1,017       $  803     $  759     $  670
                                                             ======       ======     ======     ======

Branches                                                        434          434        437        436
Consumer Finance Offices                                        128          131        132        130
ATM-only locations                                               33           34         36         33
Proprietary ATMs                                                839          859        875        883

                                                               1Q         2Q         3Q
                                                              2001       2001       2001
                                                             ------     ------     ------
TOTAL REVENUES, NET OF INTEREST EXPENSE                      $  622     $  602     $  651
Adjusted Operating Expenses                                     350        332        353
Provision for Benefits, Claims, and Credit Losses                99        101        106
                                                             ------     ------     ------
Core Income Before Taxes                                        173        169        192
Income Taxes                                                     63         63         68
                                                             ------     ------     ------
CORE INCOME                                                  $  110     $  106     $  124
                                                             ======     ======     ======
Average Assets (in billions of dollars)                      $   21     $   22     $   23
                                                             ======     ======     ======
Return on Assets                                              2.12%      1.93%      2.14%
                                                             ======     ======     ======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                        $  2.0     $  2.1     $  2.3
Mortgages                                                       2.2        2.2        2.6
Auto                                                            1.6        1.6        1.8
Personal                                                       10.4       10.1       10.8
Other                                                           1.1        1.1        1.1
                                                             ------     ------     ------
    Total                                                    $ 17.3     $ 17.1     $ 18.6
                                                             ======     ======     ======

Average Customer Deposits (in billions of dollars)           $ 12.9     $ 13.0     $ 13.6

EOP Accounts (in millions)                                      9.9       10.0       10.1
EOP Card Accounts (in millions)                                 2.1        2.2        2.3

Non-Interest Revenue as % of Total Revenues                   30.6%      28.1%      30.6%

Net Credit Loss Ratio (1)                                     1.92%      1.98%      1.82%

Loan 90+ Days Past Due:
    In millions of dollars                                   $  785     $  740        817
    %                                                         4.68%      4.34%      4.29%

Proprietary Mutual Funds / UIT                               $  189     $  212     $  174
Proprietary Money Market Funds                                  162        152        152
                                                             ------     ------     ------
Total Proprietary Funds                                         351        364        326
Third Party Funds                                               322        258        224
                                                             ------     ------     ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)      $  673     $  622     $  550
                                                             ======     ======     ======

Branches                                                        432        434        436
Consumer Finance Offices                                        131        128        130
ATM-only locations                                               45         50         98
Proprietary ATMs                                                888        909        946

                                                                3Q 2001 VS.        YTD          YTD      YTD 3Q 2001 VS.
                                                             3Q 2000 INCREASE/     3Q           3Q     YTD 3Q 2000 INCREASE/
                                                                (DECREASE)        2000         2001        (DECREASE)
                                                             ---------------    -------      -------   --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                             12%         $ 1,797      $ 1,875          4%
Adjusted Operating Expenses                                          6%           1,061        1,035         (2%)
Provision for Benefits, Claims, and Credit Losses                    9%             293          306          4%
                                                                                -------      -------
Core Income Before Taxes                                            29%             443          534         21%
Income Taxes                                                        24%             162          194         20%
                                                                                -------      -------
CORE INCOME                                                         32%         $   281      $   340         21%
                                                                                =======      =======
Average Assets (in billions of dollars)                             10%         $    21      $    22          5%
                                                                                =======      =======
Return on Assets                                                                  1.79%        2.07%
                                                                                =======      =======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                                5%         $   2.2      $   2.1         (5%)
Mortgages                                                           24%             2.1          2.3         10%
Auto                                                                29%             1.4          1.7         21%
Personal                                                             9%            10.0         10.4          4%
Other                                                               --              1.1          1.2          9%
                                                                                -------      -------
    Total                                                           11%         $  16.8      $  17.7          5%
                                                                                =======      =======

Average Customer Deposits (in billions of dollars)                  12%         $  12.5      $  13.2          6%

EOP Accounts (in millions)                                           1%
EOP Card Accounts (in millions)                                     (8%)

Non-Interest Revenue as % of Total Revenues                                       32.7%        29.8%

Net Credit Loss Ratio (1)

Loan 90+ Days Past Due:
    In millions of dollars                                          (1%)
    %

Proprietary Mutual Funds / UIT                                     (22%)        $   936      $   575        (39%)
Proprietary Money Market Funds                                      50%             412          466         13%
                                                                                -------      -------
Total Proprietary Funds                                              1%           1,348        1,041        (23%)
Third Party Funds                                                  (49%)          1,231          804        (35%)
                                                                                -------      -------
Mutual Fund / UIT Sales at NAV (in millions of dollars)            (28%)        $ 2,579      $ 1,845        (28%)
                                                                                =======      =======

Branches                                                             --
Consumer Finance Offices                                            (2%)
ATM-only locations                                                   NM
Proprietary ATMs                                                     8%

(1) The 4Q00 net credit loss ratio includes a 24 basis point increase related to the adoption of revised FFIEC write-off policies.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
JAPAN
(In millions of dollars)                                        citigroup [LOGO]

                                                                1Q         2Q         3Q         4Q
                                                               2000       2000       2000       2000
                                                             -------    -------    -------    -------
TOTAL REVENUES, NET OF INTEREST EXPENSE                      $   591    $   662    $   713    $   815
Adjusted Operating Expenses                                      249        267        274        361
Provision for Benefits, Claims, and Credit Losses                105        121        127        147
                                                             -------    -------    -------    -------
Core Income Before Taxes                                         237        274        312        307
Income Taxes                                                      87        101        108        105
                                                             -------    -------    -------    -------
CORE INCOME                                                  $   150    $   173    $   204    $   202
                                                             =======    =======    =======    =======
Average Assets (in billions of dollars)                      $    15    $    16    $    18    $    20
                                                             =======    =======    =======    =======
Return on Assets                                               4.02%      4.35%      4.51%      4.02%
                                                             =======    =======    =======    =======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                    $   3.4    $   3.8    $   4.0    $   4.2
Cards                                                            0.8        1.1        1.1        1.1
Personal                                                         5.2        5.8        6.8        8.0
Other                                                            0.2        0.2        0.3        0.3
                                                             -------    -------    -------    -------
    Total                                                    $   9.6    $  10.9    $  12.2    $  13.6
                                                             =======    =======    =======    =======

Average Customer Deposits (in billions of dollars)           $  13.1    $  13.5    $  13.9    $  13.9

EOP Accounts (in millions)                                       4.0        4.1        4.6        4.8
EOP Card Accounts (in millions)                                  0.9        0.9        1.0        1.0

Non-Interest Revenue as % of Total Revenues                    11.2%      13.0%      11.5%      10.3%

Net Credit Loss Ratio                                          3.68%      3.19%      3.15%      3.81%

Loan 90+ Days Past Due:
    In millions of dollars                                   $   103    $   100    $   105    $   101
    %                                                          0.99%      0.83%      0.76%      0.73%

Proprietary Mutual Funds / UIT                               $    67    $    78    $   178    $    75
Proprietary Money Market Funds                                   273        246        207         71
                                                             -------    -------    -------    -------
Total Proprietary Funds                                          340        324        385        146
Third Party Funds                                                113        104         36        110
                                                             -------    -------    -------    -------
Mutual Fund / UIT Sales at NAV (in millions of dollars)      $   453    $   428    $   421    $   256
                                                             =======    =======    =======    =======

Branches                                                          22         22         22         22
Consumer Finance Offices                                         685        742        878        902
ATM-only locations/Unmanned Kiosks                                78        110        140        161
Proprietary ATMs                                                  61         61         61         61

                                                               1Q         2Q         3Q
                                                              2001       2001       2001
                                                             -------    -------    -------
TOTAL REVENUES, NET OF INTEREST EXPENSE                      $   825    $   818    $   859
Adjusted Operating Expenses                                      353        313        316
Provision for Benefits, Claims, and Credit Losses                162        147        163
                                                             -------    -------    -------
Core Income Before Taxes                                         310        358        380
Income Taxes                                                     112        129        136
                                                             -------    -------    -------
CORE INCOME                                                  $   198    $   229    $   244
                                                             =======    =======    =======
Average Assets (in billions of dollars)                      $    19    $    20    $    21
                                                             =======    =======    =======
Return on Assets                                               4.23%      4.59%      4.61%
                                                             =======    =======    =======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                    $   4.2    $   4.3    $   4.7
Cards                                                            1.0        1.0        1.1
Personal                                                         7.9        8.3        8.6
Other                                                            0.4        0.4        0.3
                                                             -------    -------    -------
    Total                                                    $  13.5    $  14.0    $  14.7
                                                             =======    =======    =======

Average Customer Deposits (in billions of dollars)           $  14.3    $  14.7    $  15.4

EOP Accounts (in millions)                                       4.9        5.0        5.2
EOP Card Accounts (in millions)                                  1.0        1.0        1.0

Non-Interest Revenue as % of Total Revenues                     9.6%      10.5%      14.7%

Net Credit Loss Ratio                                          4.06%      3.74%      4.04%

Loan 90+ Days Past Due:
    In millions of dollars                                   $   107    $   129        174
    %                                                          0.81%      0.91%      1.12%

Proprietary Mutual Funds / UIT                               $    99    $   130    $   162
Proprietary Money Market Funds                                    91        116        100
                                                             -------    -------    -------
Total Proprietary Funds                                          190        246        262
Third Party Funds                                                 92         84        126
                                                             -------    -------    -------
Mutual Fund / UIT Sales at NAV (in millions of dollars)      $   282    $   330    $   388
                                                             =======    =======    =======

Branches                                                          22         22         22
Consumer Finance Offices                                         902        907        906
ATM-only locations/Unmanned Kiosks                               205        269        335
Proprietary ATMs                                                  61         62         65

                                                                3Q 2001 VS.      YTD          YTD       YTD 3Q 2001 VS.
                                                             3Q 2000 INCREASE/   3Q           3Q     YTD 3Q 2000 INCREASE/
                                                                (DECREASE)      2000         2001         (DECREASE)
                                                             ---------------- -------      -------   --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                             20%       $ 1,966      $ 2,502           27%
Adjusted Operating Expenses                                         15%           790          982           24%
Provision for Benefits, Claims, and Credit Losses                   28%           353          472           34%
                                                                              -------      -------
Core Income Before Taxes                                            22%           823        1,048           27%
Income Taxes                                                        26%           296          377           27%
                                                                              -------      -------
CORE INCOME                                                         20%       $   527      $   671           27%
                                                                              =======      =======
Average Assets (in billions of dollars)                             17%       $    16      $    20           25%
                                                                              =======      =======
Return on Assets                                                                4.40%        4.49%
                                                                              =======      =======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                           18%           3.7          4.4           19%
Cards                                                               --            1.0          1.0           --
Personal                                                            26%           5.9          8.3           41%
Other                                                               --            0.3          0.4           33%
                                                                              -------      -------
    Total                                                           20%       $  10.9      $  14.1           29%
                                                                              =======      =======

Average Customer Deposits (in billions of dollars)                  11%       $  13.5      $  14.8           10%

EOP Accounts (in millions)                                          13%
EOP Card Accounts (in millions)                                     --

Non-Interest Revenue as % of Total Revenues                                     11.9%        11.6%

Net Credit Loss Ratio

Loan 90+ Days Past Due:
    In millions of dollars                                          66%
    %

Proprietary Mutual Funds / UIT                                      (9%)      $   323      $   391           21%
Proprietary Money Market Funds                                     (52%)          726          307          (58%)
                                                                              -------      -------
Total Proprietary Funds                                            (32%)        1,049          698          (33%)
Third Party Funds                                                    NM           253          302           19%
                                                                              -------      -------
Mutual Fund / UIT Sales at NAV (in millions of dollars)             (8%)      $ 1,302      $ 1,000          (23%)
                                                                              =======      =======

Branches                                                            --
Consumer Finance Offices                                             3%
ATM-only locations/Unmanned Kiosks                                   NM
Proprietary ATMs                                                     7%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
ASIA (Excluding Japan)
(In millions of dollars)                                        citigroup [LOGO]

                                                                1Q            2Q           3Q             4Q
                                                               2000          2000         2000           2000
                                                             -------       -------       -------       -------
TOTAL REVENUES, NET OF INTEREST EXPENSE                      $   539       $   519       $   521       $   517
Adjusted Operating Expenses                                      246           242           235           248
Provision for Benefits, Claims, and Credit Losses                 74            62            71            66
                                                             -------       -------       -------       -------
Core Income Before Taxes                                         219           215           215           203
Income Taxes                                                      78            76            76            72
                                                             -------       -------       -------       -------
CORE INCOME                                                  $   141       $   139       $   139       $   131
                                                             =======       =======       =======       =======
Average Assets (in billions of dollars)                      $    27       $    26       $    27       $    26
                                                             =======       =======       =======       =======
Return on Assets                                               2.10%         2.15%         2.05%         2.00%
                                                             =======       =======       =======       =======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                    $  12.5       $  12.2       $  12.0       $  11.6
Cards                                                            4.7           4.7           4.8           4.8
Auto                                                             2.3           2.3           2.4           2.4
Personal                                                         1.2           1.2           1.3           1.3
Other                                                            1.9           1.8           1.8           1.7
                                                             -------       -------       -------       -------
    Total                                                    $  22.6       $  22.2       $  22.3       $  21.8
                                                             =======       =======       =======       =======

Average Customer Deposits (in billions of dollars)           $  34.2       $  34.4       $  35.1       $  35.1

EOP Accounts (in millions)                                       7.3           7.5           7.8           8.1
EOP Card Accounts (in millions)                                  4.5           4.6           4.7           4.9

Non-Interest Revenue as % of Total Revenues                    34.5%         31.2%         32.4%         30.7%

Net Credit Loss Ratio                                          1.24%         1.07%         1.14%         1.18%

Loans 90+ Days Past Due:
    In millions of dollars                                   $   433       $   396       $   350       $   335
    %                                                          1.92%         1.75%         1.57%         1.51%

Proprietary Mutual Funds / UIT                               $    90       $   107       $   133       $   208
Proprietary Money Market Funds                                    76            60            49            97
                                                             -------       -------       -------       -------
Total Proprietary Funds                                          166           167           182           305
Third Party Funds                                              1,839           845           969           977
                                                             -------       -------       -------       -------
Mutual Fund / UIT Sales at NAV (in millions of dollars)      $ 2,005       $ 1,012       $ 1,151       $ 1,282
                                                             =======       =======       =======       =======

Branches                                                          71            73            76            77
ATM-only locations                                                79            75            74            73
Proprietary ATMs                                                 300           300           301           303

                                                                1Q           2Q             3Q
                                                               2001         2001           2001
                                                             -------       -------       -------
TOTAL REVENUES, NET OF INTEREST EXPENSE                      $   540       $   536       $   554
Adjusted Operating Expenses                                      244           241           235
Provision for Benefits, Claims, and Credit Losses                 62            67            67
                                                             -------       -------       -------
Core Income Before Taxes                                         234           228           252
Income Taxes                                                      87            83            92
                                                             -------       -------       -------
CORE INCOME                                                  $   147       $   145       $   160
                                                             =======       =======       =======
Average Assets (in billions of dollars)                      $    25       $    25       $    25
                                                             =======       =======       =======
Return on Assets                                               2.38%         2.33%         2.54%
                                                             =======       =======       =======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                    $  11.5       $  11.2       $  11.1
Cards                                                            4.8           4.8           5.1
Auto                                                             2.4           2.3           2.2
Personal                                                         1.3           1.3           1.4
Other                                                            1.6           1.6           1.5
                                                             -------       -------       -------
    Total                                                    $  21.6       $  21.2       $  21.3
                                                             =======       =======       =======

Average Customer Deposits (in billions of dollars)           $  36.1       $  35.5       $  35.3

EOP Accounts (in millions)                                       8.4           8.8           9.3
EOP Card Accounts (in millions)                                  5.1           5.6           5.8

Non-Interest Revenue as % of Total Revenues                    31.5%         30.6%         29.4%

Net Credit Loss Ratio                                          1.14%         1.23%         1.21%

Loans 90+ Days Past Due:
    In millions of dollars                                   $   334       $   338       $   348
    %                                                          1.58%         1.59%         1.65%

Proprietary Mutual Funds / UIT                               $   120       $   315       $   190
Proprietary Money Market Funds                                    91            68            63
                                                             -------       -------       -------
Total Proprietary Funds                                          211           383           253
Third Party Funds                                                813           819         1,159
                                                             -------       -------       -------
Mutual Fund / UIT Sales at NAV (in millions of dollars)      $ 1,024       $ 1,202       $ 1,412
                                                             =======       =======       =======

Branches                                                          77            77            77
ATM-only locations                                                77            75            75
Proprietary ATMs                                                 303           302           304

                                                                3Q 2001 VS.        YTD          YTD        YTD 3Q 2001 VS.
                                                             3Q 2000 INCREASE/     3Q           3Q      YTD 3Q 2000 INCREASE/
                                                                (DECREASE)        2000         2001          (DECREASE)
                                                             ----------------   -------      -------    --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                             6%          $ 1,579      $ 1,630            3%
Adjusted Operating Expenses                                        --               723          720           --
Provision for Benefits, Claims, and Credit Losses                  (6%)             207          196           (5%)
                                                                                -------      -------
Core Income Before Taxes                                           17%              649          714           10%
Income Taxes                                                       21%              230          262           14%
                                                                                -------      -------
CORE INCOME                                                        15%          $   419      $   452            8%
                                                                                =======      =======
Average Assets (in billions of dollars)                            (7%)         $    27      $    25           (7%)
                                                                                =======      =======
Return on Assets                                                                  2.07%        2.42%
                                                                                =======      =======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                          (8%)         $  12.2      $  11.3           (7%)
Cards                                                               6%              4.7          4.9            4%
Auto                                                               (8%)             2.3          2.3           --
Personal                                                            8%              1.2          1.3            8%
Other                                                             (17%)             2.0          1.6          (20%)
                                                                                -------      -------
    Total                                                          (4%)         $  22.4      $  21.4           (4%)
                                                                                =======      =======

Average Customer Deposits (in billions of dollars)                  1%          $  34.6      $  35.6            3%

EOP Accounts (in millions)                                         19%
EOP Card Accounts (in millions)                                    23%

Non-Interest Revenue as % of Total Revenues                                       32.9%        31.0%

Net Credit Loss Ratio

Loans 90+ Days Past Due:
    In millions of dollars                                         (1%)
    %

Proprietary Mutual Funds / UIT                                     43%          $   330      $   625           89%
Proprietary Money Market Funds                                     29%              185          222           20%
                                                                                -------      -------
Total Proprietary Funds                                            39%              515          847           64%
Third Party Funds                                                  20%            3,653        2,791          (24%)
                                                                                -------      -------
Mutual Fund / UIT Sales at NAV (in millions of dollars)            23%          $ 4,168      $ 3,638          (13%)
                                                                                =======      =======

Branches                                                            1%
ATM-only locations                                                  1%
Proprietary ATMs                                                    1%

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
MEXICO (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                                               1Q             2Q              3Q             4Q
                                                                              2000           2000            2000           2000
                                                                            ---------     ---------       ---------      ---------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                     $     197     $     136       $     119      $     151
Adjusted Operating Expenses                                                       114           114             113            120
Provision for Benefits, Claims, and Credit Losses                                  15            10               7              8
                                                                            ---------     ---------       ---------      ---------
Core Income Before Taxes                                                           68            12              (1)            23
Income Taxes                                                                       25             6               2             13
Minority Interest, Net of Tax                                                      --            --              --             --
                                                                            ---------     ---------       ---------      ---------
CORE INCOME                                                                 $      43     $       6       $      (3)     $      10
                                                                            =========     =========       =========      =========
Average Assets (in billions of dollars)                                     $      10     $       9       $       8      $       9
                                                                            =========     =========       =========      =========
Return on Assets                                                                1.73%         0.27%          -0.15%          0.44%
                                                                            =========     =========       =========      =========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Consumer                                                                    $     0.3     $     0.2       $     0.3      $     0.3
Corporate                                                                         3.6           3.4             3.2            3.3
Government / Government Agencies                                                   --            --              --             --
                                                                            ---------     ---------       ---------      ---------
    Total                                                                   $     3.9     $     3.6       $     3.5      $     3.6
                                                                            =========     =========       =========      =========

Average Customer Deposits (in billions of dollars)                          $     3.6     $     3.1       $     3.2      $     2.9

EOP Accounts (in millions)                                                        1.1           1.1             1.7            1.7
EOP Card Accounts (in millions)                                                   0.4           0.4             0.4            0.5

Consumer Non-Interest Revenue as % of Total Revenues                            26.7%         24.1%           82.3%          65.4%

Consumer Net Credit Loss Ratio                                                  5.48%         4.66%           3.54%          3.38%

Consumer Loans 90+ Days Past Due:
    In millions of dollars                                                  $      28     $      18       $      15      $      15
    %                                                                          10.94%         7.32%           5.75%          5.17%

Branches                                                                          227           222             196            196

Commercial Cash Basis Loans:
    In millions of dollars                                                  $      66     $      71       $      80      $      79
    %                                                                           1.95%         2.22%           2.52%          2.33%

Assets Under Management - Retirement Services (in millions of dollars)      $   1,257     $   1,064       $   1,257      $   1,370

                                                                               1Q               2Q              3Q
                                                                              2001             2001            2001
                                                                            ---------       ---------       ---------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                     $     151       $     161       $     683
Adjusted Operating Expenses                                                       128             133             460
Provision for Benefits, Claims, and Credit Losses                                  11               7              57
                                                                            ---------       ---------       ---------
Core Income Before Taxes                                                           12              21             166
Income Taxes                                                                        8              10              33
Minority Interest, Net of Tax                                                      --              --               9
                                                                            ---------       ---------       ---------
CORE INCOME                                                                 $       4       $      11       $     124
                                                                            =========       =========       =========
Average Assets (in billions of dollars)                                     $      11       $      11       $      49
                                                                            =========       =========       =========
Return on Assets                                                                0.15%           0.40%           1.00%
                                                                            =========       =========       =========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Consumer                                                                    $     0.3       $     0.4       $     3.8
Corporate                                                                         3.4             3.6             9.6
Government / Government Agencies                                                   --              --             2.9
                                                                            ---------       ---------       ---------
    Total                                                                   $     3.7       $     4.0       $    16.3
                                                                            =========       =========       =========

Average Customer Deposits (in billions of dollars)                          $     3.0       $     2.6       $    23.7

EOP Accounts (in millions)                                                        1.7             1.7            16.5
EOP Card Accounts (in millions)                                                   0.5             0.5             9.0

Consumer Non-Interest Revenue as % of Total Revenues                            38.1%           33.8%           34.4%

Consumer Net Credit Loss Ratio                                                  4.13%           3.20%           4.86%

Consumer Loans 90+ Days Past Due:
    In millions of dollars                                                  $      16       $      25       $     507
    %                                                                           5.19%           6.33%           9.06%

Branches                                                                          196             196           1,560

Commercial Cash Basis Loans:
    In millions of dollars                                                  $      68       $     164       $     600
    %                                                                           2.01%           4.52%           3.72%

Assets Under Management - Retirement Services (in millions of dollars)      $   1,703       $   1,988       $   5,541

                                                                          3Q 2001 VS.      YTD          YTD       YTD 3Q 2001 VS.
                                                                       3Q 2000 INCREASE/   3Q           3Q     YTD 3Q 2000 INCREASE/
                                                                           (DECREASE)     2000         2001         (DECREASE)
                                                                       ---------------- ---------   ---------  --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                                       NM        $     452   $     995          NM
Adjusted Operating Expenses                                                   NM              341         721          NM
Provision for Benefits, Claims, and Credit Losses                             NM               32          75          NM
                                                                                        ---------   ---------
Core Income Before Taxes                                                      NM               79         199          NM
Income Taxes                                                                  NM               33          51          NM
Minority Interest, Net of Tax                                                 --               --           9          --
                                                                                        ---------   ---------
CORE INCOME                                                                   NM        $      46   $     139          NM
                                                                                        =========   =========
Average Assets (in billions of dollars)                                       NM                9          24          NM
                                                                                        =========   =========
Return on Assets                                                                            0.68%       0.77%
                                                                                        =========   =========

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Consumer                                                                      NM        $     0.3   $     1.5          NM
Corporate                                                                     NM              3.4         5.5          NM
Government / Government Agencies                                              --               --         1.0          --
                                                                                        ---------   ---------
    Total                                                                     NM        $     3.7   $     8.0          NM
                                                                                        =========   =========

Average Customer Deposits (in billions of dollars)                            NM        $     3.3   $     9.8          NM

EOP Accounts (in millions)                                                    NM
EOP Card Accounts (in millions)                                               NM

Consumer Non-Interest Revenue as % of Total Revenues

Consumer Net Credit Loss Ratio

Consumer Loans 90+ Days Past Due:
    In millions of dollars                                                    NM
    %

Branches                                                                      NM

Commercial Cash Basis Loans:
    In millions of dollars                                                    NM
    %

Assets Under Management - Retirement Services (in millions of dollars)        NM

(1) Comprises both Consumer and Corporate operations in Mexico, including the results of Banamex (excluding Investment Activities) from August 2001 forward.

NM Not meaningful

GLOBAL CONSUMER - INTERNATIONAL
LATIN AMERICA (EXCLUDING MEXICO)
(In millions of dollars)                                        citigroup [LOGO]

                                                                1Q           2Q             3Q            4Q
                                                               2000         2000           2000          2000
                                                             -------       -------       -------       -------
TOTAL REVENUES, NET OF INTEREST EXPENSE                      $   420       $   417       $   401       $   418
Adjusted Operating Expenses                                      249           252           247           259
Provision for Benefits, Claims, and Credit Losses                 87            73            66            72
                                                             -------       -------       -------       -------
Core Income Before Taxes                                          84            92            88            87
Income Taxes                                                      28            31            31            11
                                                             -------       -------       -------       -------
CORE INCOME                                                  $    56       $    61       $    57       $    76
                                                             =======       =======       =======       =======
Average Assets (in billions of dollars)                      $    10       $     9       $     9       $     9
                                                             =======       =======       =======       =======
Return on Assets                                               2.25%         2.73%         2.52%         3.36%
                                                             =======       =======       =======       =======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                    $   2.0       $   2.0       $   2.1       $   2.0
Cards                                                            1.6           1.5           1.5           1.5
Auto                                                             1.4           1.0           0.9           0.9
Personal                                                         1.9           1.9           1.8           1.8
Other                                                            0.5           0.5           0.5           0.4
                                                             -------       -------       -------       -------
    Total                                                    $   7.4       $   6.9       $   6.8       $   6.6
                                                             =======       =======       =======       =======

Average Customer Deposits (in billions of dollars)           $  10.6       $  10.5       $  10.6       $  10.6

EOP Accounts (in millions)                                       7.2           7.3           7.3           7.2
EOP Card Accounts (in millions)                                  1.6           1.6           1.6           1.6

Non-Interest Revenue as % of Total Revenues                    39.5%         38.8%         36.4%         39.3%

Net Credit Loss Ratio (1)                                      4.74%         4.24%         3.90%         5.69%

Loans 90+ Days Past Due:
    In millions of dollars                                   $   303       $   303       $   303       $   235
    %                                                          4.32%         4.39%         4.49%         3.59%

Proprietary Mutual Funds/UIT Funds                           $   323       $   188       $   280       $   179
Proprietary Money Market Funds                                 1,110         1,113           908           967
                                                             -------       -------       -------       -------
Total Proprietary Funds                                      $ 1,433       $ 1,301       $ 1,188       $ 1,146
Third Party Funds                                                218           146           126           129
                                                             -------       -------       -------       -------
Mutual Fund / UIT Sales at NAV (in millions of dollars)      $ 1,651       $ 1,447       $ 1,314       $ 1,275
                                                             =======       =======       =======       =======

Branches                                                         212           208           208           210
Consumer Finance Offices                                         101           101           101           110
ATM-only locations                                                83            84            88            84
Proprietary ATMs                                                 477           483           482           465

                                                               1Q             2Q           3Q
                                                              2001           2001         2001
                                                             -------       -------       -------
TOTAL REVENUES, NET OF INTEREST EXPENSE                      $   409       $   406       $   396
Adjusted Operating Expenses                                      254           239           225
Provision for Benefits, Claims, and Credit Losses                 72            71            82
                                                             -------       -------       -------
Core Income Before Taxes                                          83            96            89
Income Taxes                                                      25            29            26
                                                             -------       -------       -------
CORE INCOME                                                  $    58       $    67       $    63
                                                             =======       =======       =======
Average Assets (in billions of dollars)                      $     9       $     8       $     8
                                                             =======       =======       =======
Return on Assets                                               2.61%         3.36%         3.12%
                                                             =======       =======       =======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                    $   2.1       $   2.0       $   1.9
Cards                                                            1.5           1.5           1.4
Auto                                                             0.8           0.7           0.6
Personal                                                         1.8           1.7           1.6
Other                                                            0.3           0.3           0.3
                                                             -------       -------       -------
    Total                                                    $   6.5       $   6.2       $   5.8
                                                             =======       =======       =======

Average Customer Deposits (in billions of dollars)           $  11.0       $  10.6       $  10.2

EOP Accounts (in millions)                                       7.2           7.2           7.1
EOP Card Accounts (in millions)                                  1.6           1.5           1.5

Non-Interest Revenue as % of Total Revenues                    37.5%         35.9%         38.0%

Net Credit Loss Ratio (1)                                      4.24%         4.28%         5.20%

Loans 90+ Days Past Due:
    In millions of dollars                                   $   302       $   285       $   255
    %                                                          4.74%         4.69%         4.51%

Proprietary Mutual Funds/UIT Funds                           $   447       $   236       $   245
Proprietary Money Market Funds                                   788           816           788
                                                             -------       -------       -------
Total Proprietary Funds                                      $ 1,235       $ 1,052       $ 1,033
Third Party Funds                                                148           130           226
                                                             -------       -------       -------
Mutual Fund / UIT Sales at NAV (in millions of dollars)      $ 1,383       $ 1,182       $ 1,259
                                                             =======       =======       =======

Branches                                                         208           209           207
Consumer Finance Offices                                         120           119           110
ATM-only locations                                                85            86            85
Proprietary ATMs                                                 476           448           456

                                                              3Q 2001 VS.         YTD          YTD       YTD 3Q 2001 VS.
                                                           3Q 2000 INCREASE/      3Q           3Q     YTD 3Q 2000 INCREASE/
                                                               (DECREASE)        2000         2001         (DECREASE)
                                                           ----------------    -------      -------   --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                           (1%)         $ 1,238      $ 1,211           (2%)
Adjusted Operating Expenses                                       (9%)             748          718           (4%)
Provision for Benefits, Claims, and Credit Losses                 24%              226          225           --
                                                                               -------      -------
Core Income Before Taxes                                           1%              264          268            2%
Income Taxes                                                     (16%)              90           80          (11%)
                                                                               -------      -------
CORE INCOME                                                       11%          $   174      $   188            8%
                                                                               =======      =======
Average Assets (in billions of dollars)                          (11%)         $     9      $     8          (11%)
                                                                               =======      =======
Return on Assets                                                                 2.58%        3.14%
                                                                               =======      =======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                        (10%)         $   2.0      $   2.0           --
Cards                                                             (7%)             1.5          1.5           --
Auto                                                             (33%)             1.1          0.7          (36%)
Personal                                                         (11%)             1.9          1.7          (11%)
Other                                                            (40%)             0.5          0.3          (40%)
                                                                               -------      -------
    Total                                                        (15%)         $   7.0      $   6.2          (11%)
                                                                               =======      =======

Average Customer Deposits (in billions of dollars)                (4%)         $  10.6      $  10.6           --

EOP Accounts (in millions)                                        (3%)
EOP Card Accounts (in millions)                                   (6%)

Non-Interest Revenue as % of Total Revenues                                      37.8%        37.1%

Net Credit Loss Ratio (1)

Loans 90+ Days Past Due:
    In millions of dollars                                       (16%)
    %

Proprietary Mutual Funds/UIT Funds                               (13%)         $   791      $   928           17%
Proprietary Money Market Funds                                   (13%)           3,131        2,392          (24%)
                                                                               -------      -------
Total Proprietary Funds                                          (13%)           3,922        3,320          (15%)
Third Party Funds                                                 79%              490          504            3%
                                                                               -------      -------
Mutual Fund / UIT Sales at NAV (in millions of dollars)           (4%)         $ 4,412      $ 3,824          (13%)
                                                                               =======      =======

Branches                                                          --
Consumer Finance Offices                                           9%
ATM-only locations                                                (3%)
Proprietary ATMs                                                  (5%)

(1) The 4Q00 net credit loss ratio includes a 232 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER - INTERNATIONAL
CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
(In millions of dollars)                                        citigroup [LOGO]

                                                               1Q          2Q          3Q          4Q
                                                              2000        2000        2000        2000
                                                             -----       -----       -----       -----
TOTAL REVENUES, NET OF INTEREST EXPENSE                      $ 100       $ 106       $ 112       $ 120
Adjusted Operating Expenses                                     67          76          88         101
Provision for Benefits, Claims, and Credit Losses               10           8           7           8
                                                             -----       -----       -----       -----
Core Income Before Taxes                                        23          22          17          11
Income Taxes                                                     8           7           5           3
                                                             -----       -----       -----       -----
CORE INCOME                                                  $  15       $  15       $  12       $   8
                                                             =====       =====       =====       =====
Average Assets (in billions of dollars)                      $   3       $   3       $   3       $   4
                                                             =====       =====       =====       =====
Return on Assets                                             2.01%       2.01%       1.59%       0.80%
                                                             =====       =====       =====       =====

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                        $ 0.5       $ 0.5       $ 0.6       $ 0.6
Mortgages                                                      0.2         0.2         0.2         0.2
Auto                                                           0.3         0.3         0.3         0.3
Personal                                                       0.4         0.4         0.4         0.5
Other                                                          0.5         0.5         0.4         0.4
                                                             -----       -----       -----       -----
    Total                                                    $ 1.9       $ 1.9       $ 1.9       $ 2.0
                                                             =====       =====       =====       =====

Average Customer Deposits (in billions of dollars)           $ 3.6       $ 3.7       $ 3.9       $ 4.2

EOP Accounts (in millions)                                     2.2         2.4         2.7         2.8
EOP Card Accounts (in millions)                                1.5         1.6         1.7         1.8

Non-Interest Revenue as % of Total Revenues                  42.4%       42.6%       40.1%       40.9%

Net Credit Loss Ratio (1)                                    2.60%       1.66%       1.45%       2.10%

Loans 90+ Days Past Due:
 In millions of dollars                                      $  40       $  38       $  34       $  32
 %                                                           2.16%       1.95%       1.73%       1.37%

Proprietary Mutual Funds / UIT                               $   7       $  21       $  11       $   9
Proprietary Money Market Funds                                   1           1           1           1
                                                             -----       -----       -----       -----
Total Proprietary Funds                                          8          22          12          10
Third Party Funds                                              154         116          72          36
                                                             -----       -----       -----       -----
Mutual Fund / UIT Sales at NAV (in millions of dollars)      $ 162       $ 138       $  84       $  46
                                                             =====       =====       =====       =====

Branches                                                        36         145         159         162
ATM-only locations                                              50          53          57          65
Proprietary ATMs                                               112         113         119         129

                                                               1Q          2Q          3Q
                                                              2001        2001        2001
                                                             -----       -----       -----
TOTAL REVENUES, NET OF INTEREST EXPENSE                      $ 130       $ 135       $ 140
Adjusted Operating Expenses                                     93          94          91
Provision for Benefits, Claims, and Credit Losses                9          10          10
                                                             -----       -----       -----
Core Income Before Taxes                                        28          31          39
Income Taxes                                                    10          10          15
                                                             -----       -----       -----
CORE INCOME                                                  $  18       $  21       $  24
                                                             =====       =====       =====
Average Assets (in billions of dollars)                      $   4       $   4       $   4
                                                             =====       =====       =====
Return on Assets                                              1.83%       2.11%       2.38%
                                                             =====       =====       =====

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                        $ 0.6       $ 0.6       $ 0.6
Mortgages                                                      0.2         0.2         0.2
Auto                                                           0.4         0.4         0.4
Personal                                                       0.5         0.6         0.6
Other                                                          0.5         0.5         0.5
                                                             -----       -----       -----
    Total                                                    $ 2.2       $ 2.3       $ 2.3
                                                             =====       =====       =====

Average Customer Deposits (in billions of dollars)           $ 5.6       $ 5.8       $ 6.0

EOP Accounts (in millions)                                     3.3         3.5         3.7
EOP Card Accounts (in millions)                                1.9         1.9         2.0

Non-Interest Revenue as % of Total Revenues                  39.2%       41.7%       42.4%

Net Credit Loss Ratio (1)                                    1.66%       1.70%       1.62%

Loans 90+ Days Past Due:
 In millions of dollars                                      $  33       $  32       $  32
%                                                            1.40%       1.31%       1.30%

Proprietary Mutual Funds / UIT                               $   4       $   3       $   1
Proprietary Money Market Funds                                  --           1           6
                                                             -----       -----       -----
Total Proprietary Funds                                          4           4           7
Third Party Funds                                               90         138         173
                                                             -----       -----       -----
Mutual Fund / UIT Sales at NAV (in millions of dollars)      $  94       $ 142       $ 180
                                                             =====       =====       =====

Branches                                                       169         178         178
ATM-only locations                                              76          93         105
Proprietary ATMs                                               144         185         197

                                                               3Q 2001 VS.       YTD        YTD        YTD 3Q 2001 VS.
                                                             3Q 2000 INCREASE/   3Q          3Q    YTD 3Q 2000 INCREASE/
                                                                (DECREASE)      2000        2001         (DECREASE)
                                                             ----------------   -----      -----   --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                             25%         $ 318      $ 405            27%
Adjusted Operating Expenses                                          3%           231        278            20%
Provision for Benefits, Claims, and Credit Losses                   43%            25         29            16%
                                                                                -----      -----
Core Income Before Taxes                                             NM            62         98            58%
Income Taxes                                                         NM            20         35            75%
                                                                                -----      -----
CORE INCOME                                                        100%         $  42      $  63            50%
                                                                                =====      =====
Average Assets (in billions of dollars)                             33%         $   3      $   4            33%
                                                                                =====      =====
Return on Assets                                                                1.87%      2.11%
                                                                                =====      =====

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                               --          $ 0.5      $ 0.6            20%
Mortgages                                                           --            0.2        0.2             0%
Auto                                                                33%           0.3        0.4            33%
Personal                                                            50%           0.4        0.6            50%
Other                                                               25%           0.5        0.5             0%
                                                                                -----      -----
    Total                                                           21%         $ 1.9      $ 2.3            21%
                                                                                =====      =====

Average Customer Deposits (in billions of dollars)                  54%         $ 3.7      $ 5.8            57%

EOP Accounts (in millions)                                          37%
EOP Card Accounts (in millions)                                     18%

Non-Interest Revenue as % of Total Revenues                          6%         42.5%      40.5%

Net Credit Loss Ratio (1)

Loans 90+ Days Past Due:
 In millions of dollars                                             (6%)
%

Proprietary Mutual Funds / UIT                                     (91%)        $  39      $   8           (79%)
Proprietary Money Market Funds                                       NM             3          7             NM
                                                                                -----      -----
Total Proprietary Funds                                            (42%)           42         15           (64%)
Third Party Funds                                                    NM           342        401            17%
                                                                                -----      -----
Mutual Fund / UIT Sales at NAV (in millions of dollars)              NM         $ 384      $ 416             8%
                                                                                =====      =====

Branches                                                            12%
ATM-only locations                                                  84%
Proprietary ATMs                                                    66%

(1) The 4Q00 net credit loss ratio includes a 59 basis point increase related to the adoption of revised FFIEC write-off policies.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
OTHER CONSUMER (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                  1Q          2Q          3Q          4Q          1Q          2Q         3Q
                                                 2000        2000        2000        2000        2001        2001       2001
                                                -----       -----       -----       -----       -----       -----       -----
TOTAL REVENUES, NET OF INTEREST EXPENSE         $  34       $ (18)      $  95       $  58       $   9       $  56       $  62
Adjusted Operating Expenses                        97          45          80          13          32          83          54
Provision for Loan Losses                          (2)         (7)         27         (11)        (28)        (10)        (11)
                                                -----       -----       -----       -----       -----       -----       -----
Core Income (Loss) Before Taxes (Benefits)        (61)        (56)        (12)         56           5         (17)         19
Income Taxes (Benefits)                           (22)        (22)         (5)         20           1          (9)          4
                                                -----       -----       -----       -----       -----       -----       -----
CORE INCOME (LOSS)                              $ (39)      $ (34)      $  (7)      $  36       $   4       $  (8)      $  15
                                                =====       =====       =====       =====       =====       =====       =====

                                                  3Q 2001 VS.      YTD         YTD        YTD 3Q 2001 VS.
                                               3Q 2000 INCREASE/   3Q          3Q     YTD 3Q 2000 INCREASE/
                                                  (DECREASE)      2000        2001          (DECREASE)
                                               ----------------  -----       -----    --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE               (35%)      $ 111       $ 127            14%
Adjusted Operating Expenses                           (33%)        222         169           (24%)
Provision for Loan Losses                               NM          18         (49)            NM
                                                                 -----       -----
Core Income (Loss) Before Taxes (Benefits)              NM        (129)          7             NM
Income Taxes (Benefits)                                 NM         (49)         (4)           92%
                                                                 -----       -----
CORE INCOME (LOSS)                                      NM       $ (80)      $  11             NM
                                                                 =====       =====

(1) Includes unallocated marketing, staff expenses, and certain treasury functions.

NM Not meaningful

GLOBAL CORPORATE
CORPORATE AND INVESTMENT BANK
(In millions of dollars)                                        citigroup [LOGO]

                                                           1Q           2Q             3Q            4Q
                                                          2000         2000           2000          2000
                                                        -------       -------       -------       -------
REVENUES:
  Commissions and Fees                                  $ 1,337       $ 1,046       $ 1,019       $ 1,069
  Asset Management and Administration Fees                  500           546           551           572
  Investment Banking                                      1,001           967         1,125         1,005
  Principal Transactions                                  1,289           993         1,114           842
  Other Income                                              282           300           180           207
                                                        -------       -------       -------       -------
     Total Non-Interest Revenues                          4,409         3,852         3,989         3,695

     Net Interest and Dividends                             889           961           941         1,010
                                                        -------       -------       -------       -------
       Total Revenues, Net of Interest Expense            5,298         4,813         4,930         4,705
                                                        -------       -------       -------       -------
Non-Interest Expenses:
  Compensation and Benefits                               2,340         2,345         2,471         2,388
  Communications                                            194           214           225           239
  Occupancy and Equipment                                   150           161           167           176
  Floor Brokerage and Other Production                      155           156           174           176
  Other Operating and Administrative Expenses               337           418           383           399
                                                        -------       -------       -------       -------
       Total Non-Interest Expenses                        3,176         3,294         3,420         3,378
                                                        -------       -------       -------       -------
Provision for Credit Losses                                  90           160           113           392
                                                        -------       -------       -------       -------
Core Income Before Taxes and Minority Interest            2,032         1,359         1,397           935

Income Taxes and Minority Interest, Net of Tax              752           456           509           336
                                                        -------       -------       -------       -------
    CORE INCOME                                         $ 1,280       $   903       $   888       $   599
                                                        =======       =======       =======       =======

Pre-tax profit Margin                                     38.4%         28.2%         28.3%         19.9%
Non-Compensation Expenses as a Percent of
   Net Revenues                                           15.8%         19.7%         19.2%         21.0%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                           44.2%         48.7%         50.1%         50.8%

                                                           1Q            2Q           3Q
                                                          2001          2001         2001
                                                        -------       -------       -------
REVENUES:
  Commissions and Fees                                  $ 1,040       $   941       $   844
  Asset Management and Administration Fees                  536           503           526
  Investment Banking                                      1,239         1,138           930
  Principal Transactions                                  1,561           835           451
  Other Income                                              296           138           384
                                                        -------       -------       -------
     Total Non-Interest Revenues                          4,672         3,555         3,135

     Net Interest and Dividends                           1,011         1,137         1,203
                                                        -------       -------       -------
       Total Revenues, Net of Interest Expense            5,683         4,692         4,338
                                                        -------       -------       -------
Non-Interest Expenses:
  Compensation and Benefits                               2,829         2,249         2,032
  Communications                                            223           221           215
  Occupancy and Equipment                                   179           169           164
  Floor Brokerage and Other Production                      204           164           163
  Other Operating and Administrative Expenses               435           246           226
                                                        -------       -------       -------
       Total Non-Interest Expenses                        3,870         3,049         2,800
                                                        -------       -------       -------
Provision for Credit Losses                                 230           230           181
                                                        -------       -------       -------
Core Income Before Taxes and Minority Interest            1,583         1,413         1,357

Income Taxes and Minority Interest, Net of Tax              564           491           490
                                                        -------       -------       -------
    CORE INCOME                                         $ 1,019       $   922       $   867
                                                        =======       =======       =======

Pre-tax profit Margin                                     27.9%         30.1%         31.3%
Non-Compensation Expenses as a Percent of
   Net Revenues                                           18.3%         17.1%         17.7%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                           49.8%         47.9%         46.8%

                                                            3Q 2001 VS.       YTD           YTD        YTD 3Q 2001 VS.
                                                        3Q 2000 INCREASE/     3Q            3Q     YTD 3Q 2000 INCREASE/
                                                            (DECREASE)       2000          2001          (DECREASE)
                                                        ----------------   -------       -------   --------------------
REVENUES:
  Commissions and Fees                                         (17%)       $ 3,402       $ 2,825           (17%)
  Asset Management and Administration Fees                      (5%)         1,597         1,565            (2%)
  Investment Banking                                           (17%)         3,093         3,307             7%
  Principal Transactions                                       (60%)         3,396         2,847           (16%)
  Other Income                                                   NM            762           818             7%
                                                                           -------       -------
     Total Non-Interest Revenues                               (21%)        12,250        11,362            (7%)
                                                                           -------       -------
     Net Interest and Dividends                                 28%          2,791         3,351            20%
                                                                           -------       -------
       Total Revenues, Net of Interest Expense                 (12%)        15,041        14,713            (2%)
                                                                           -------       -------
Non-Interest Expenses:
  Compensation and Benefits                                    (18%)         7,156         7,110            (1%)
  Communications                                                (4%)           633           659             4%
  Occupancy and Equipment                                       (2%)           478           512             7%
  Floor Brokerage and Other Production                          (6%)           485           531             9%
  Other Operating and Administrative Expenses                  (41%)         1,138           907           (20%)
                                                                           -------       -------
       Total Non-Interest Expenses                             (18%)         9,890         9,719            (2%)
                                                                           -------       -------
Provision for Credit Losses                                     60%            363           641            77%
                                                                           -------       -------
Core Income Before Taxes and Minority Interest                  (3%)         4,788         4,353            (9%)

Income Taxes and Minority Interest, Net of Tax                  (4%)         1,717         1,545           (10%)
                                                                           -------       -------
    CORE INCOME                                                 (2%)       $ 3,071       $ 2,808            (9%)
                                                                           =======       =======

Pre-tax profit Margin                                                        31.8%         29.6%
Non-Compensation Expenses as a Percent of
   Net Revenues                                                              18.2%         17.7%
Compensation and Benefits Expenses as a Percent of
   Net Revenues                                                              47.6%         48.3%

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE
SALOMON SMITH BARNEY
(In millions of dollars)                                        citigroup [LOGO]

                                                            1Q               2Q               3Q               4Q
                                                           2000             2000             2000             2000
                                                        ----------       ----------       ----------       ----------
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
    Consulting Group and Internally Managed             $    133.1       $    135.8       $    140.2       $    145.6
    Financial Consultant (FC) Managed                         55.4             58.2             62.2             56.2
                                                        ----------       ----------       ----------       ----------
       Total assets under fee-based management (1)      $    188.5       $    194.0       $    202.4       $    201.8
                                                        ==========       ==========       ==========       ==========

Total client assets                                     $  1,032.2       $  1,031.5       $  1,047.3       $    977.2

PRIVATE CLIENT
Registered FC's                                             11,414           11,686           11,903           12,127
Annualized retail gross production per FC (000)         $      599       $      498       $      483       $      463
Domestic retail offices                                        482              492              503              513

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
    Debt and equity
       Global volume (2)                                $ 91,530.0       $ 87,434.0       $ 83,604.8       $ 75,783.5
       Global market share                                   10.0%            11.5%            10.6%            11.7%
       Rank                                                      3                2                2                2

       U.S. volume (3)                                  $ 71,758.1       $ 63,230.8       $ 67,315.6       $ 60,306.3
       U.S. market share                                     12.2%            13.0%            12.8%            13.7%
       Rank                                                      2                2                2                1

    Municipals
       Volume (4)                                       $  4,875.2       $  7,689.0       $  6,120.1       $  6,520.3
       Market share                                          12.0%            13.9%            12.6%            11.7%
       Rank                                                      1                1                1                2

CAPITAL MARKETS/RESEARCH
Number of stocks in which markets are made                   1,416            1,442            1,612            1,873
% of S&P Groups covered by research                            98%             100%              97%             100%

Total equity (in billions of dollars) (5)               $      9.9       $     10.3       $     10.7       $     11.1
Return on equity (5)                                         41.1%            26.2%            26.7%            25.7%

                                                            1Q               2Q               3Q
                                                           2001             2001             2001
                                                        ----------       ----------       ----------
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
    Consulting Group and Internally Managed             $    134.4       $    149.3       $    134.9
    Financial Consultant (FC) Managed                         51.9             57.0             49.4
                                                        ----------       ----------       ----------
       Total assets under fee-based management (1)      $    186.3       $    206.3       $    184.3
                                                        ==========       ==========       ==========

Total client assets                                     $    910.5       $    981.0       $    905.4

PRIVATE CLIENT
Registered FC's                                             12,432           12,549           12,710
Annualized retail gross production per FC (000)         $      439       $      402       $      387
Domestic retail offices                                        521              521              529

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
    Debt and equity
       Global volume (2)                                $124,305.3       $115,296.4       $ 85,970.6
       Global market share                                   11.8%            10.8%            10.7%
       Rank                                                      2                2                2

       U.S. volume (3)                                  $104,107.6       $ 93,355.4       $ 75,124.5
       U.S. market share                                     14.4%            12.6%            12.3%
       Rank                                                      2                2                2

    Municipals
       Volume (4)                                       $  8,739.4       $ 10,339.3       $  8,745.6
       Market share                                          14.9%            13.3%            15.1%
       Rank                                                      1                1                1

CAPITAL MARKETS/RESEARCH
Number of stocks in which markets are made                   1,834            1,521            1,213
% of S&P Groups covered by research                            99%              99%              99%

Total equity (in billions of dollars) (5)               $     11.8       $     12.2       $     11.5
Return on equity (5)                                         28.4%            25.5%            20.6%

                                                           3Q 2001 VS.            YTD              YTD        YTD 3Q 2001 VS.
                                                        3Q 2000 INCREASE/         3Q               3Q      YTD 3Q 2000 INCREASE/
                                                            (DECREASE)           2000             2001          (DECREASE)
                                                        ----------------      ----------       ----------  --------------------
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
    Consulting Group and Internally Managed                     (4%)          $    140.2       $    134.9           (4%)
    Financial Consultant (FC) Managed                          (21%)                62.2             49.4          (21%)
                                                                              ---------------------------
       Total assets under fee-based management (1)              (9%)          $    202.4       $    184.3           (9%)
                                                                              ===========================

Total client assets                                            (14%)          $  1,047.3       $    905.4          (14%)

PRIVATE CLIENT
Registered FC's                                                  7%               11,903           12,710            7%
Annualized retail gross production per FC (000)                (20%)          $      525       $      409          (22%)
Domestic retail offices                                          5%                  503              529            5%

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO BOOK MANAGER):
    Debt and equity
       Global volume (2)                                         3%           $262,568.8       $325,572.3           24%
       Global market share                                                         10.7%            11.1%
       Rank                                                                            2                2

       U.S. volume (3)                                          12%           $202,304.5       $272,587.5           35%
       U.S. market share                                                           12.6%            13.1%
       Rank                                                                            2                2

    Municipals
       Volume (4)                                               43%           $ 18,684.3       $ 27,824.3           49%
       Market share                                                                12.9%            14.3%
       Rank                                                                            1                1

CAPITAL MARKETS/RESEARCH
Number of stocks in which markets are made                     (25%)               1,612            1,213          (25%)
% of S&P Groups covered by research                                                97.0%              99%

Total equity (in billions of dollars) (5)                        7%           $     10.7       $     11.5            7%
Return on equity (5)                                                               31.1%            24.8%

(1)   Includes some assets jointly managed with Citigroup Asset Management.
(2) Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.
(3) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.
(4)   Total long term excluding private placement.
(5) Total equity and return on equity (core income) for Salomon Smith Barney are calculated on a legal entity basis.

GLOBAL CORPORATE
EMERGING MARKETS CORPORATE BANKING AND GLOBAL TRANSACTION SERVICES
(In millions of dollars)                                        citigroup [LOGO]

                                                       1Q          2Q         3Q         4Q          1Q           2Q        3Q
                                                      2000        2000       2000       2000        2001         2001      2001
                                                    -------     -------    -------    -------     -------      -------    -------
TOTAL REVENUES, NET OF INTEREST EXPENSE             $ 1,462     $ 1,546    $ 1,578    $ 1,650     $ 1,801      $ 1,773    $ 1,699
Adjusted Operating Expenses                             913         961        961      1,010       1,089        1,022        995
Provision for Loan Losses                                75          74         19         (4)         39           54         32
                                                    -------     -------    -------    -------     -------      -------    -------
Core Income Before Taxes and Minority Interest          474         511        598        644         673          697        672
Income Taxes                                            172         186        218        232         244          249        238

Minority Interest, Net of Tax                            --           3          8          5           4            8          6
                                                    -------     -------    -------    -------     -------      -------    -------
CORE INCOME                                         $   302     $   322    $   372    $   407     $   425      $   440    $   428
                                                    =======     =======    =======    =======     =======      =======    =======
Average Assets (in billions of dollars)             $    92     $    96    $   100    $   105     $   109      $   112    $   114
                                                    =======     =======    =======    =======     =======      =======    =======
Return on Assets                                      1.32%       1.35%      1.48%      1.54%       1.58%        1.58%      1.49%
                                                    =======     =======    =======    =======     =======      =======    =======

                                                      3Q 2001 VS.       YTD         YTD        YTD 3Q 2001 VS.
                                                   3Q 2000 INCREASE/    3Q          3Q      YTD 3Q 2000 INCREASE/
                                                      (DECREASE)       2000        2001          (DECREASE)
                                                   ----------------  -------      -------   --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                    8%        $ 4,586      $ 5,273           15%
Adjusted Operating Expenses                                4%          2,835        3,106           10%
Provision for Loan Losses                                 68%            168          125          (26%)
                                                                     -------      -------
Core Income Before Taxes and Minority Interest            12%          1,583        2,042           29%
Income Taxes                                               9%            576          731           27%

Minority Interest, Net of Tax                            (25%)            11           18           64%
                                                                     -------      -------
CORE INCOME                                               15%        $   996      $ 1,293           30%
                                                                     =======      =======
Average Assets (in billions of dollars)                   14%             96          112           17%
                                                                     =======      =======
Return on Assets                                                       1.39%        1.54%
                                                                     =======      =======

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE - INSURANCE
COMMERCIAL LINES
(In millions of dollars)                                        citigroup [LOGO]

                                                              1Q              2Q              3Q              4Q
                                                             2000            2000            2000            2000
                                                           --------        --------        --------        --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                   $  1,719        $  1,788        $  1,928        $  2,062
Total Operating Expenses                                        397             403             380             519
Claims and Claim Adjustment Expenses                            931           1,009           1,114           1,200
                                                           --------        --------        --------        --------
Core Income (Loss) Before Taxes and Minority Interest           391             376             434             343
Income Taxes (Benefits)                                         102              96             117              86
Minority Interest, Net of Tax                                    42               8              --              --
                                                           --------        --------        --------        --------
CORE INCOME (LOSS) (1)                                     $    247        $    272        $    317        $    257
                                                           ========        ========        ========        ========
NET WRITTEN PREMIUMS BY MARKET: (2, 3)
Commercial accounts                                        $  487.4        $  457.4        $  563.1        $  591.0
Select accounts                                               387.3           406.8           382.4           398.9
Specialty accounts                                            332.5           481.0           463.6           478.3
National accounts                                              92.0            58.5           131.4            70.4
                                                           --------        --------        --------        --------
       Total net written premiums (a)                      $1,299.2        $1,403.7        $1,540.5        $1,538.6
                                                           ========        ========        ========        ========

STATUTORY RATIO DEVELOPMENT (3):
Earned premiums (b)                                        $1,220.2        $1,275.0        $1,402.8        $1,471.4

Losses and loss adjustment expenses (c)                       880.0           959.9         1,079.7         1,152.5
Other underwriting expenses (d)                               367.1           424.8           409.4           432.3
                                                           --------        --------        --------        --------
       Total deductions                                     1,247.1         1,384.7         1,489.1         1,584.8
                                                           --------        --------        --------        --------
Statutory underwriting loss                                $  (26.9)       $ (109.7)       $  (86.3)       $ (113.4)
                                                           ========        ========        ========        ========

STATUTORY COMBINED RATIO: (2, 3, 4)
Loss and loss adjustment expense ratio (c / b)                72.1%           75.3%           77.0%           78.3%
Other underwriting expense ratio (d / a)                      28.3%           30.3%           26.6%           28.1%
                                                           --------        --------        --------        --------
       Combined ratio                                        100.4%          105.6%          103.6%          106.4%
                                                           ========        ========        ========        ========

Net investment income (pre-tax)                            $  451.3        $  454.6        $  435.6        $  440.7
Effective tax rate on net investment income                   26.8%           26.8%           26.5%           26.5%
Catastrophe losses, net of reinsurance (after-tax)         $     --        $     --        $     --        $     --

                                                              1Q              2Q              3Q
                                                             2001            2001            2001
                                                           --------        --------        --------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                   $  1,970        $  2,018        $  1,977
Total Operating Expenses                                        499             506             479
Claims and Claim Adjustment Expenses                          1,095           1,124           1,762
                                                           --------        --------        --------
Core Income (Loss) Before Taxes and Minority Interest           376             388            (264)
Income Taxes (Benefits)                                          98             102            (128)
Minority Interest, Net of Tax                                    --              --              --
                                                           --------        --------        --------
CORE INCOME (LOSS) (1)                                     $    278        $    286        $   (136)
                                                           ========        ========        ========
NET WRITTEN PREMIUMS BY MARKET: (2, 3)
Commercial accounts                                        $  546.9        $  527.1        $  528.8
Select accounts                                               429.4           439.6           411.7
Specialty accounts                                            556.8           512.5           457.7
National accounts                                             126.2            77.0           115.8
                                                           --------        --------        --------
       Total net written premiums (a)                      $1,659.3        $1,556.2        $1,514.0
                                                           ========        ========        ========

STATUTORY RATIO DEVELOPMENT (3):
Earned premiums (b)                                        $1,481.6        $1,504.6        $1,498.6

Losses and loss adjustment expenses (c)                     1,049.7         1,089.8         1,714.4
Other underwriting expenses (d)                               493.0           449.1           450.2
                                                           --------        --------        --------
       Total deductions                                     1,542.7         1,538.9         2,164.6
                                                           --------        --------        --------
Statutory underwriting loss                                $  (61.1)       $  (34.3)       $ (666.0)
                                                           ========        ========        ========

STATUTORY COMBINED RATIO: (2, 3, 4)
Loss and loss adjustment expense ratio (c / b)                70.8%           72.4%          114.4%
Other underwriting expense ratio (d / a)                      29.7%           28.9%           29.7%
                                                           --------        --------        --------
       Combined ratio                                        100.5%          101.3%          144.1%
                                                           ========        ========        ========

Net investment income (pre-tax)                            $  435.0        $  435.7        $  407.6
Effective tax rate on net investment income                   26.6%           26.8%           26.4%
Catastrophe losses, net of reinsurance (after-tax)         $    8.2        $   12.3        $  447.9

                                                              3Q 2001 VS.      YTD             YTD          YTD 3Q 2001 VS.
                                                           3Q 2000 INCREASE/    3Q              3Q       YTD 3Q 2000 INCREASE/
                                                              (DECREASE)       2000            2001            (DECREASE)
                                                           ----------------  --------        --------    --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE*                           3%        $  5,435        $  5,965              10%
Total Operating Expenses                                          26%           1,180           1,484              26%
Claims and Claim Adjustment Expenses                              58%           3,054           3,981              30%
                                                                             --------        --------
Core Income (Loss) Before Taxes and Minority Interest              NM           1,201             500             (58%)
Income Taxes (Benefits)                                            NM             315              72             (77%)
Minority Interest, Net of Tax                                      --              50              --            (100%)
                                                                             --------        --------
CORE INCOME (LOSS) (1)                                             NM        $    836        $    428             (49%)
                                                                             ========        ========
NET WRITTEN PREMIUMS BY MARKET: (2, 3)
Commercial accounts                                               (6%)       $1,507.9        $1,602.8               6%
Select accounts                                                    8%         1,176.5         1,280.7               9%
Specialty accounts                                                (1%)        1,277.1         1,527.0              20%
National accounts                                                (12%)          281.9           319.0              13%
                                                                             --------        --------
       Total net written premiums (a)                             (2%)       $4,243.4        $4,729.5              11%
                                                                             ========        ========

STATUTORY RATIO DEVELOPMENT (3):
Earned premiums (b)                                                7%        $3,898.0        $4,484.8              15%

Losses and loss adjustment expenses (c)                           59%         2,919.6         3,853.9              32%
Other underwriting expenses (d)                                   10%         1,201.3         1,392.3              16%
                                                                             --------        --------
       Total deductions                                           45%         4,120.9         5,246.2              27%
                                                                             --------        --------
Statutory underwriting loss                                        NM        $ (222.9)       $ (761.4)              NM
                                                                             ========        ========

STATUTORY COMBINED RATIO: (2, 3, 4)
Loss and loss adjustment expense ratio (c / b)                                  74.9%           85.9%
Other underwriting expense ratio (d / a)                                        28.3%           29.4%
                                                                             --------        --------
       Combined ratio                                                          103.2%          115.3%
                                                                             ========        ========

Net investment income (pre-tax)                                   (6%)       $1,341.5        $1,278.3              (5%)
Effective tax rate on net investment income                                     26.8%           26.4%
Catastrophe losses, net of reinsurance (after-tax)                 --        $     --        $  468.4               --

(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.

(2) The 2000 second quarter net written premiums include a $130.7 million adjustment associated with the acquisition of the Reliance Surety business. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2000 second quarter were 75.3%, 29.2% and 104.5%, respectively, and for the YTD 2000 third quarter were 74.9 %, 27.9%, and 102.8%, respectively.

(3) The 2001 third quarter and 2001 YTD include the effects of the events of September 11, 2001, which resulted in a decrease of $45.0 million and $689.0 million to premiums and statutory underwriting loss, respectively, and an increase of $644.0 million to losses and loss adjustment expenses. Excluding the effects of these events, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2001 third quarter were 69.3%, 28.9%, and 98.2%, respectively, and for the YTD 2001 third quarter were 70.9%, 29.2%, and 100.1%, respectively.

(4)   Before policyholder dividends.

*     Excludes realized gains / (losses) on investments.

NM - Not meaningful

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
CITIGROUP ASSET MANAGEMENT
(In millions of dollars)                                        citigroup [LOGO]

                                                                                    1Q            2Q            3Q            4Q
                                                                                   2000          2000          2000          2000
                                                                                 -------       -------       -------       -------
REVENUES:
     Investment advisory, admin. & distribution fees                             $   399       $   451       $   453       $   488
     Unit Investment Trust revenues - net                                             12             7            16             4
     Other revenues, net of interest expense                                          12             3             2            (2)
                                                                                 -------       -------       -------       -------
        Total revenues, net of interest expense                                      423           461           471           490
                                                                                 -------       -------       -------       -------
Expenses:
     Employee compensation and benefits                                              130           143           145           161
     Mutual fund commission expense                                                   29            34            26            29
     Other expenses                                                                  109           141           146           153
                                                                                 -------       -------       -------       -------
        Total expenses                                                               268           318           317           343
                                                                                 -------       -------       -------       -------
Provision for Benefits and Claims (1)                                                 --            --            --            26
                                                                                 -------       -------       -------       -------
Core income before taxes and minority interest                                       155           143           154           121
Income taxes and minority interest, net of tax                                        62            56            61            49
                                                                                 -------       -------       -------       -------
CORE INCOME                                                                      $    93       $    87       $    93       $    72
                                                                                 =======       =======       =======       =======

Pre-tax profit margin                                                               36.6%         31.0%         32.7%         24.7%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
     Retail                                                                      $  86.5       $  82.6       $  86.8       $  90.6
     Institutional                                                                  17.4          18.6          20.4          23.9
                                                                                 -------       -------       -------       -------
        Total money market and institutional liquidity funds                       103.9         101.2         107.2         114.5
                                                                                 -------       -------       -------       -------
Long-term mutual funds:
     Equity / Balanced                                                              54.7          54.5          55.9          53.8
     Taxable Fixed Income                                                           16.4          16.5          15.1          14.4
     Tax Exempt Fixed Income                                                         8.5           8.3           8.5           8.9
     Annuities                                                                       5.8           5.8           6.1           6.0
                                                                                 -------       -------       -------       -------
        Total long-term mutual funds                                                85.4          85.1          85.6          83.1
                                                                                 -------       -------       -------       -------
Managed accounts:
     Private client                                                                 54.4          55.5          59.5          61.2
     Institutional                                                                  97.8          96.7          94.0          91.7
     Emerging Markets Pension Administration                                          --           3.4           3.6           4.0
                                                                                 -------       -------       -------       -------
        Total managed accounts                                                     152.2         155.6         157.1         156.9
                                                                                 -------       -------       -------       -------
Unit Investment Trusts held in client accounts                                      12.3          11.2          10.9           9.4
                                                                                 -------       -------       -------       -------
Alternative Investment Strategies                                                   33.0          34.3          34.4          35.8
                                                                                 -------       -------       -------       -------
Total assets under management (2)                                                $ 386.8       $ 387.4       $ 395.2       $ 399.7
                                                                                 =======       =======       =======       =======

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                                           $ 236.2       $ 231.1       $ 240.6       $ 242.2
Emerging Markets Pension Administration                                               --           3.4           3.6           4.0
Institutional (including Alternative Investment Strategies)                        150.6         152.9         151.0         153.5
                                                                                 -------       -------       -------       -------
     Total assets under management                                               $ 386.8       $ 387.4       $ 395.2       $ 399.7
                                                                                 =======       =======       =======       =======

NUMBER OF MORNINGSTAR 4- AND 5-STAR FUNDS
     Equity                                                                            7             7            10            11
     Fixed Income                                                                     13            12            12            11

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
Emerging Markets Pension Administration -
     Assets Under Management (3)                                                 $  13.0       $  12.6       $  12.8       $  13.1
     Number of Participants / Affiliates (in millions)                               4.4           4.4           4.5           4.6
 CitiStreet Joint Venture - Assets Under Administration                          $    --       $ 189.2       $ 196.4       $ 180.7

                                                                                   1Q            2Q           3Q
                                                                                  2001          2001         2001
                                                                                -------       -------       -------
REVENUES:
     Investment advisory, admin. & distribution fees                            $   479       $   464       $   511
     Unit Investment Trust revenues - net                                             7             5             8
     Other revenues, net of interest expense                                         19             8             4
                                                                                -------       -------       -------
        Total revenues, net of interest expense                                     505           477           523
                                                                                -------       -------       -------
Expenses:
     Employee compensation and benefits                                             160           161           167
     Mutual fund commission expense                                                  35            35            33
     Other expenses                                                                 148           132           141
                                                                                -------       -------       -------
        Total expenses                                                              343           328           341
                                                                                -------       -------       -------
Provision for Benefits and Claims (1)                                                13            14            28
                                                                                -------       -------       -------
Core income before taxes and minority interest                                      149           135           154
Income taxes and minority interest, net of tax                                       60            55            61
                                                                                -------       -------       -------
CORE INCOME                                                                     $    89       $    80       $    93
                                                                                =======       =======       =======

Pre-tax profit margin                                                              29.5%         28.3%         29.4%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
     Retail                                                                     $  84.7       $  72.2       $  69.8
     Institutional                                                                 31.1          38.2          48.0
                                                                                -------       -------       -------
        Total money market and institutional liquidity funds                      115.8         110.4         117.8
                                                                                -------       -------       -------
Long-term mutual funds:
     Equity / Balanced                                                             49.8          54.6          45.6
     Taxable Fixed Income                                                          16.6          16.4          17.9
     Tax Exempt Fixed Income                                                        9.3          10.3          11.2
     Annuities                                                                      5.9           6.4           5.8
                                                                                -------       -------       -------
        Total long-term mutual funds                                               81.6          87.7          80.5
                                                                                -------       -------       -------
Managed accounts:
     Private client                                                                59.4          63.1          59.0
     Institutional                                                                 86.1          94.0          90.7
     Emerging Markets Pension Administration                                        4.4           4.6           5.8
                                                                                -------       -------       -------
        Total managed accounts                                                    149.9         161.7         155.5
                                                                                -------       -------       -------
Unit Investment Trusts held in client accounts                                      7.8           8.1           7.4
                                                                                -------       -------       -------
Alternative Investment Strategies                                                  36.5          39.1          39.4
                                                                                -------       -------       -------
Total assets under management (2)                                               $ 391.6       $ 407.0       $ 400.6
                                                                                =======       =======       =======

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                                          $ 231.2       $ 229.3       $ 214.9
Emerging Markets Pension Administration                                             4.4           4.6           5.8
Institutional (including Alternative Investment Strategies)                       156.0         173.1         179.9
                                                                                -------       -------       -------
     Total assets under management                                              $ 391.6       $ 407.0       $ 400.6
                                                                                =======       =======       =======

NUMBER OF MORNINGSTAR 4- AND 5-STAR FUNDS
     Equity                                                                          12            11            11
     Fixed Income                                                                    11             5             8

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
Emerging Markets Pension Administration -
     Assets Under Management (3)                                                $  13.7       $  14.0       $  14.2
     Number of Participants / Affiliates (in millions)                              4.7           4.8           5.1
 CitiStreet Joint Venture - Assets Under Administration                         $ 183.5       $ 181.6       $ 178.8

                                                                          3Q 2001 VS.      YTD          YTD       YTD 3Q 2001 VS.
                                                                       3Q 2000 INCREASE/    3Q           3Q    YTD 3Q 2000 INCREASE/
                                                                          (DECREASE)       2000         2001        (DECREASE)
                                                                       ----------------  -------      -------  ---------------------
REVENUES:
     Investment advisory, admin. & distribution fees                           13%       $ 1,303      $ 1,454           12%
     Unit Investment Trust revenues - net                                     (50%)           35           20          (43%)
     Other revenues, net of interest expense                                  100%            17           31           82%
                                                                                         -------      -------
        Total revenues, net of interest expense                                11%         1,355        1,505           11%
                                                                                         -------      -------
Expenses:
     Employee compensation and benefits                                        15%           418          488           17%
     Mutual fund commission expense                                            27%            89          103           16%
     Other expenses                                                            (3%)          396          421            6%
                                                                                         -------      -------
        Total expenses                                                          8%           903        1,012           12%
                                                                                         -------      -------
Provision for Benefits and Claims (1)                                          --             --           55           --
                                                                                         -------      -------
Core income before taxes and minority interest                                 --            452          438           (3%)
Income taxes and minority interest, net of tax                                 --            179          176           (2%)
                                                                                         -------      -------
CORE INCOME                                                                    --        $   273      $   262           (4%)
                                                                                         =======      =======

Pre-tax profit margin

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
     Retail                                                                   (20%)
     Institutional                                                             NM

        Total money market and institutional liquidity funds                   10%

Long-term mutual funds:
     Equity / Balanced                                                        (18%)
     Taxable Fixed Income                                                      19%
     Tax Exempt Fixed Income                                                   32%
     Annuities                                                                 (5%)

        Total long-term mutual funds                                           (6%)

Managed accounts:
     Private client                                                            (1%)
     Institutional                                                             (4%)
     Emerging Markets Pension Administration                                   61%

        Total managed accounts                                                 (1%)

Unit Investment Trusts held in client accounts                                (32%)

Alternative Investment Strategies                                              15%

Total assets under management (2)                                               1%

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                                        (11%)
Emerging Markets Pension Administration                                        61%
Institutional (including Alternative Investment Strategies)                    19%

     Total assets under management                                              1%

NUMBER OF MORNINGSTAR 4- AND 5-STAR FUNDS
     Equity
     Fixed Income

GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
Emerging Markets Pension Administration -
     Assets Under Management (3)                                               11%
     Number of Participants / Affiliates (in millions)                         13%
 CitiStreet Joint Venture - Assets Under Administration                        (9%)

(1) Includes a fourth quarter 2000 year-to-date reclassification which increased both Revenues and Provision for Benefits and Claims by $26 million.

(2) Includes $31 billion for the 2000 first, second and third quarters, $30 billion for the fourth quarter of 2000 and $29 billion for the first, second and third quarters of 2001 for Citigroup Private Bank clients.

(3) Includes assets under management for both majority- and minority-owned pension fund administration businesses in Latin America (excluding Mexico).

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
THE CITIGROUP PRIVATE BANK
(In millions of dollars)                                        citigroup [LOGO]

                                                          1Q            2Q            3Q             4Q
                                                         2000          2000          2000           2000
                                                       -------       -------       -------        -------
TOTAL REVENUES, NET OF INTEREST EXPENSE                $   363       $   339       $   337        $   370
Adjusted Operating Expenses                                214           211           215            234
Provision for Loan Losses                                   22             3            (3)             2
                                                       -------       -------       -------        -------
Core Income Before Taxes                                   127           125           125            134
Income Taxes                                                47            46            46             49
                                                       -------       -------       -------        -------
CORE INCOME                                            $    80       $    79       $    79        $    85
                                                       =======       =======       =======        =======
Average Assets (in billions of dollars)                $    23       $    25       $    26        $    27
                                                       =======       =======       =======        =======
Return on Assets                                         1.40%         1.27%         1.21%          1.25%
                                                       =======       =======       =======        =======
Client Business Volumes (in billions of dollars)       $   144       $   149       $   154        $   153
                                                       =======       =======       =======        =======

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
    Proprietary Managed Assets                         $    29       $    30       $    31        $    31
    Other Assets under Fee based Management                  4             5             5              5
    Banking and Fiduciary Deposits                          28            28            28             31
    Loans                                                   25            27            27             28
    Other, Principally Custody Accounts                     58            59            63             58
                                                       -------       -------       -------        -------
       Total Client Business Volumes                   $   144       $   149       $   154        $   153
                                                       =======       =======       =======        =======

REVENUES:
Customer Revenues
    Net Interest Spread and Recurring
       Fee Based Revenues                              $   234       $   242       $   242        $   253
    Transaction Revenues                                    84            65            64             78
                                                       -------       -------       -------        -------
       Total Customer Revenues                             318           307           306            331
Other Revenues (Principally Allocated Equity
    and Treasury Revenues)                                  45            32            31             39
                                                       -------       -------       -------        -------
       Total Revenues                                  $   363       $   339       $   337        $   370
                                                       =======       =======       =======        =======
                United States                          $   122       $   121       $   125        $   129
                International                              241           218           212            241
                                                       -------       -------       -------        -------
                                                       $   363       $   339       $   337        $   370
                                                       =======       =======       =======        =======

Net Credit Loss Ratio (1)                                0.18%         0.05%         0.03%          0.13%

                                                          1Q             2Q           3Q
                                                         2001           2001         2001
                                                       -------        -------       -------
TOTAL REVENUES, NET OF INTEREST EXPENSE                $   390        $   375       $   365
Adjusted Operating Expenses                                235            226           221
Provision for Loan Losses                                    2              1             4
                                                       -------        -------       -------
Core Income Before Taxes                                   153            148           140
Income Taxes                                                56             55            47
                                                       -------        -------       -------
CORE INCOME                                            $    97        $    93       $    93
                                                       =======        =======       =======
Average Assets (in billions of dollars)                $    25        $    26       $    26
                                                       =======        =======       =======
Return on Assets                                         1.57%          1.43%         1.42%
                                                       =======        =======       =======
Client Business Volumes (in billions of dollars)       $   146        $   150       $   149
                                                       =======        =======       =======

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
    Proprietary Managed Assets                         $    29        $    28       $    28
    Other Assets under Fee based Management                  5              7             6
    Banking and Fiduciary Deposits                          31             31            33
    Loans                                                   26             26            27
    Other, Principally Custody Accounts                     55             58            55
                                                       -------        -------       -------
       Total Client Business Volumes                   $   146        $   150       $   149
                                                       =======        =======       =======

REVENUES:
Customer Revenues
    Net Interest Spread and Recurring
       Fee Based Revenues                              $   249        $   247       $   254
    Transaction Revenues                                    97             79            60
                                                       -------        -------       -------
       Total Customer Revenues                             346            326           314
Other Revenues (Principally Allocated Equity
    and Treasury Revenues)                                  44             49            51
                                                       -------        -------       -------
       Total Revenues                                  $   390        $   375       $   365
                                                       =======        =======       =======
                United States                          $   131        $   138       $   140
                International                              259            237           225
                                                       -------        -------       -------
                                                       $   390        $   375       $   365
                                                       =======        =======       =======

Net Credit Loss Ratio (1)                               (0.01%)         0.04%         0.03%

                                                          3Q 2001 VS.       YTD          YTD        YTD 3Q 2001 VS.
                                                       3Q 2000 INCREASE/     3Q           3Q     YTD 3Q 2000 INCREASE/
                                                           (DECREASE)       2000         2001          (DECREASE)
                                                       ----------------   -------       -------  --------------------
TOTAL REVENUES, NET OF INTEREST EXPENSE                       8%          $ 1,039       $ 1,130             9%
Adjusted Operating Expenses                                   3%              640           682             7%
Provision for Loan Losses                                     NM               22             7           (68%)
                                                                          -------       -------
Core Income Before Taxes                                     12%              377           441            17%
Income Taxes                                                  2%              139           158            14%
                                                                          -------       -------
CORE INCOME                                                  18%          $   238       $   283            19%
                                                                          =======       =======
Average Assets (in billions of dollars)                      --           $    25       $    26             4%
                                                                          =======       =======
Return on Assets                                                            1.27%         1.46%
                                                                          =======       =======
Client Business Volumes (in billions of dollars)             (3%)         $   154       $   149            (3%)
                                                                          =======       =======

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
    Proprietary Managed Assets                              (10%)
    Other Assets under Fee based Management                  20%
    Banking and Fiduciary Deposits                           18%
    Loans                                                    --
    Other, Principally Custody Accounts                     (13%)

       Total Client Business Volumes                         (3%)

REVENUES:
Customer Revenues
    Net Interest Spread and Recurring
       Fee Based Revenues                                     5%          $   718       $   750             4%
    Transaction Revenues                                     (6%)             213           236            11%
                                                                          -------       -------
       Total Customer Revenues                                3%              931           986             6%
Other Revenues (Principally Allocated Equity
    and Treasury Revenues)                                   65%              108           144            33%
                                                                          -------       -------
       Total Revenues                                         8%          $ 1,039       $ 1,130             9%
                                                                          =======       =======
                United States                                12%          $   368       $   409            11%
                International                                 6%              671           721             7%
                                                                          -------       -------
                                                              8%          $ 1,039       $ 1,130             9%
                                                                          =======       =======

Net Credit Loss Ratio (1)

NM Not meaningful

(1) The net credit loss ratio in the 2000 fourth quarter includes an 8 basis point increase related to ICERC mandated write-offs.

INVESTMENT ACTIVITIES (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                             1Q             2Q           3Q           4Q
                                                            2000           2000         2000         2000
                                                          --------       --------     --------     --------
REVENUES:
     Proprietary Investments (2)                          $  1,389       $    333     $     94     $    226
     LDC Debt Sales/Refinancing                               (112)            69          354           20
     Insurance Portfolio Realized Gains (Losses) (3)          (235)            24           48           99
                                                          --------       --------     --------     --------
         Total Revenues                                   $  1,042       $    426     $    496     $    345
                                                          ========       ========     ========     ========
CORE INCOME:
     Proprietary Investments (2)                          $    867       $    196     $     32     $    118
     LDC Debt Sales/Refinancing                                (70)            42          222           12
     Insurance Portfolio Realized Gains (Losses) (3)          (147)            17           30           64
                                                          --------       --------     --------     --------
         Total Core Income                                $    650       $    255     $    284     $    194
                                                          ========       ========     ========     ========

PERIOD END ASSETS:
     Proprietary Investments                              $  8,342       $  8,676     $  8,477     $  8,644
     LDC Debt Sales/Refinancing                              3,285          3,002        2,651        2,118
                                                          --------       --------     --------     --------
         Total Period End Assets                          $ 11,627       $ 11,678     $ 11,128     $ 10,762
                                                          ========       ========     ========     ========

                                                             1Q             2Q          3Q
                                                            2001           2001        2001
                                                          --------       --------    --------
REVENUES:
     Proprietary Investments (2)                          $    (99)      $    294    $   (369)
     LDC Debt Sales/Refinancing                                 20             16          10
     Insurance Portfolio Realized Gains (Losses) (3)           312             50         195
                                                          --------       --------    --------
         Total Revenues                                   $    233       $    360    $   (164)
                                                          ========       ========    ========
CORE INCOME:
     Proprietary Investments (2)                          $    (83)      $    197    $   (253)
     LDC Debt Sales/Refinancing                                 12             10           6
     Insurance Portfolio Realized Gains (Losses) (3)           202             33         127
                                                          --------       --------    --------
         Total Core Income                                $    131       $    240    $   (120)
                                                          ========       ========    ========

PERIOD END ASSETS:
     Proprietary Investments                              $  8,261       $  7,974    $  8,607
     LDC Debt Sales/Refinancing                              2,069          1,980       1,393
                                                          --------       --------    --------
         Total Period End Assets                          $ 10,330       $  9,954    $ 10,000
                                                          ========       ========    ========

                                                             3Q 2001 VS.       YTD           YTD        YTD 3Q 2001 VS.
                                                          3Q 2000 INCREASE/     3Q            3Q     YTD 3Q 2000 INCREASE/
                                                              (DECREASE)       2000          2001         (DECREASE)
                                                          ----------------   --------      --------  --------------------
REVENUES:
     Proprietary Investments (2)                                   NM        $  1,816      $   (174)          NM
     LDC Debt Sales/Refinancing                                  (97%)            311            46         (85%)
     Insurance Portfolio Realized Gains (Losses) (3)               NM            (163)          557           NM
                                                                             --------      --------
         Total Revenues                                            NM        $  1,964      $    429         (78%)
                                                                             ========      ========
CORE INCOME:
     Proprietary Investments (2)                                   NM        $  1,095      $   (139)          NM
     LDC Debt Sales/Refinancing                                  (97%)            194            28         (86%)
     Insurance Portfolio Realized Gains (Losses) (3)               NM            (100)          362           NM
                                                                             --------      --------
         Total Core Income                                         NM        $  1,189      $    251         (79%)
                                                                             ========      ========

PERIOD END ASSETS:
     Proprietary Investments                                       2%
     LDC Debt Sales/Refinancing                                  (47%)

         Total Period End Assets                                 (10%)

(1) The third quarter 2001 includes the investment portfolio relating to Banamex.
(2) Includes Venture Capital Activities and certain other corporate investments.
(3) Represents realized gains (losses) on investments held by insurance companies.

NM Not meaningful

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME
(In millions of dollars)                                        citigroup [LOGO]

                                                                 1Q             2Q            3Q            4Q
                                                                2000           2000          2000          2000
                                                              --------       --------      --------      --------
REVENUES
       Loan interest, including fees                          $  8,449       $  9,127      $  9,717      $ 10,084
       Other interest and dividends                              5,994          6,666         7,172         7,730
       Insurance premiums                                        2,994          3,015         3,107         3,313
       Commissions and fees                                      4,124          4,035         4,077         4,127
       Principal transactions                                    1,723          1,435         1,547         1,276
       Asset management and administration fees                  1,284          1,332         1,331         1,391
       Realized gains (losses) from sales of investments          (173)           280           508           191
       Other income                                              2,420          1,169         1,165         1,216
                                                              --------       --------      --------      --------
          Total revenues                                        26,815         27,059        28,624        29,328
          Interest expense                                       7,685          8,839         9,789        10,325
                                                              --------       --------      --------      --------
          Total revenues, net of interest expense               19,130         18,220        18,835        19,003
                                                              --------       --------      --------      --------

BENEFITS, CLAIMS, AND CREDIT LOSSES
       Policyholder benefits and claims                          2,376          2,451         2,539         2,781
       Provision for credit losses                               1,309          1,302         1,221         1,507
                                                              --------       --------      --------      --------
          Total benefits, claims, and credit losses              3,685          3,753         3,760         4,288
                                                              --------       --------      --------      --------

OPERATING EXPENSES
       Non-insurance compensation and benefits                   4,587          4,630         4,838         4,578
       Insurance underwriting, acquisition and operating           918            883           876           966
       Restructuring and merger-related items (1)                   20              3            70           666
       Other operating                                           3,842          3,774         3,836         4,072
                                                              --------       --------      --------      --------
          Total operating expenses                               9,367          9,290         9,620        10,282
                                                              --------       --------      --------      --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
       CUMULATIVE EFFECT OF ACCOUNTING CHANGES                   6,078          5,177         5,455         4,433
Provision for income taxes                                       2,167          1,818         1,958         1,582
Minority interest, net of income taxes                              55             20            13            11
                                                              --------       --------      --------      --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
       CHANGES                                                   3,856          3,339         3,484         2,840
Cumulative effect of accounting changes (2)                         --             --            --            --
                                                              --------       --------      --------      --------
NET INCOME                                                    $  3,856       $  3,339      $  3,484      $  2,840
                                                              ========       ========      ========      ========

                                                                 1Q             2Q             3Q
                                                                2001           2001           2001
                                                              --------       --------       --------
REVENUES
       Loan interest, including fees                          $ 10,004       $  9,753       $ 10,289
       Other interest and dividends                              7,169          7,013          6,827
       Insurance premiums                                        3,361          3,217          3,310
       Commissions and fees                                      4,132          3,752          3,840
       Principal transactions                                    2,325          1,417          1,019
       Asset management and administration fees                  1,389          1,331          1,371
       Realized gains (losses) from sales of investments           451             60            213
       Other income                                                973          1,311            845
                                                              --------       --------       --------
          Total revenues                                        29,804         27,854         27,714
          Interest expense                                       9,523          8,469          8,327
                                                              --------       --------       --------
          Total revenues, net of interest expense               20,281         19,385         19,387
                                                              --------       --------       --------

BENEFITS, CLAIMS, AND CREDIT LOSSES
       Policyholder benefits and claims                          2,727          2,681          3,403
       Provision for credit losses                               1,474          1,485          1,580
                                                              --------       --------       --------
          Total benefits, claims, and credit losses              4,201          4,166          4,983
                                                              --------       --------       --------

OPERATING EXPENSES
       Non-insurance compensation and benefits                   5,329          4,762          4,525
       Insurance underwriting, acquisition and operating           999            990            956
       Restructuring and merger-related items (1)                  132            213            134
       Other operating                                           4,041          3,627          3,908
                                                              --------       --------       --------
          Total operating expenses                              10,501          9,592          9,523
                                                              --------       --------       --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
       CUMULATIVE EFFECT OF ACCOUNTING CHANGES                   5,579          5,627          4,881
Provision for income taxes                                       1,990          1,960          1,678
Minority interest, net of income taxes                               9             15             26
                                                              --------       --------       --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
       CHANGES                                                   3,580          3,652          3,177
Cumulative effect of accounting changes (2)                        (42)          (116)            --
                                                              --------       --------       --------
NET INCOME                                                    $  3,538       $  3,536       $  3,177
                                                              ========       ========       ========

                                                                 3Q 2001 VS.         YTD           YTD        YTD 3Q 2001 VS.
                                                               3Q 2000 INCREASE/      3Q            3Q     YTD 3Q 2000 INCREASE/
                                                                  (DECREASE)         2000          2001         (DECREASE)
                                                               ----------------    --------      --------  --------------------
REVENUES
       Loan interest, including fees                                   6%          $ 27,293      $ 30,046           10%
       Other interest and dividends                                   (5%)           19,832        21,009            6%
       Insurance premiums                                              7%             9,116         9,888            8%
       Commissions and fees                                           (6%)           12,236        11,724           (4%)
       Principal transactions                                        (34%)            4,705         4,761            1%
       Asset management and administration fees                        3%             3,947         4,091            4%
       Realized gains (losses) from sales of investments             (58%)              615           724           18%
       Other income                                                  (27%)            4,754         3,129          (34%)
                                                                                   --------      --------
          Total revenues                                              (3%)           82,498        85,372            3%
          Interest expense                                           (15%)           26,313        26,319           --
                                                                                   --------      --------
          Total revenues, net of interest expense                      3%            56,185        59,053            5%
                                                                                   --------      --------

BENEFITS, CLAIMS, AND CREDIT LOSSES
       Policyholder benefits and claims                               34%             7,366         8,811           20%
       Provision for credit losses                                    29%             3,832         4,539           18%
                                                                                   --------      --------
          Total benefits, claims, and credit losses                   33%            11,198        13,350           19%
                                                                                   --------      --------

OPERATING EXPENSES
       Non-insurance compensation and benefits                        (6%)           14,055        14,616            4%
       Insurance underwriting, acquisition and operating               9%             2,677         2,945           10%
       Restructuring and merger-related items (1)                     91%                93           479           NM
       Other operating                                                 2%            11,452        11,576            1%
                                                                                   --------      --------
          Total operating expenses                                    (1%)           28,277        29,616            5%
                                                                                   --------      --------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
       CUMULATIVE EFFECT OF ACCOUNTING CHANGES                       (11%)           16,710        16,087           (4%)
Provision for income taxes                                           (14%)            5,943         5,628           (5%)
Minority interest, net of income taxes                               100%                88            50          (43%)
                                                                                   --------      --------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
       CHANGES                                                        (9%)           10,679        10,409           (3%)
Cumulative effect of accounting changes (2)                           --                 --          (158)          --
                                                                                   --------      --------
NET INCOME                                                            (9%)         $ 10,679      $ 10,251           (4%)
                                                                                   ========      ========

(1) Restructuring and merger-related items in the 2000 fourth quarter primarily related to the acquisition of Associates First Capital Corporation, in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Global Consumer businesses, and in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations within the Global Consumer business.

(2) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133) and the second quarter 2001 adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20).

NM - Not meaningful

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS
(In millions of dollars)                                        citigroup [LOGO]

                                                              1Q             2Q             3Q             4Q
                                                             2000           2000           2000           2000
                                                           --------       --------       --------       --------
Total Revenues, Net of Interest Expense                    $ 19,130       $ 18,220       $ 18,835       $ 19,003
Effect of Securitization Activities                             662            574            573            650
Housing Finance Unit Charge                                      47             --             --             --
                                                           --------       --------       --------       --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                   19,839         18,794         19,408         19,653

Total Operating Expenses                                      9,367          9,290          9,620         10,282
Restructuring and Merger-Related Items (1)                      (20)            (3)           (70)          (666)
Housing Finance Unit Charge                                     (25)            --             --             --
                                                           --------       --------       --------       --------
ADJUSTED OPERATING EXPENSES                                   9,322          9,287          9,550          9,616

Benefits, Claims and Credit Losses                            3,685          3,753          3,760          4,288
Effect of Securitization Activities                             662            574            573            650
Housing Finance Unit Charge                                     (40)            --             --             --
                                                           --------       --------       --------       --------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                   4,307          4,327          4,333          4,938

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST         6,210          5,180          5,525          5,099
Taxes on Core Income                                          2,216          1,819          1,983          1,757
Minority Interest, Net of Income Taxes                           55             20             13             11
                                                           --------       --------       --------       --------
CORE INCOME                                                   3,939          3,341          3,529          3,331

Restructuring and Merger-Related Items, after-tax (1)           (12)            (2)           (45)          (491)
Housing Finance Unit Charge, after-tax                          (71)            --             --             --
Cumulative Effect of Accounting Changes (2)                      --             --             --             --
                                                           --------       --------       --------       --------
NET INCOME                                                 $  3,856       $  3,339       $  3,484       $  2,840
                                                           ========       ========       ========       ========

                                                              1Q             2Q             3Q
                                                             2001           2001           2001
                                                           --------       --------       --------
Total Revenues, Net of Interest Expense                    $ 20,281       $ 19,385       $ 19,387
Effect of Securitization Activities                             766            930            907
Housing Finance Unit Charge                                      --             --             --
                                                           --------       --------       --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                   21,047         20,315         20,294

Total Operating Expenses                                     10,501          9,592          9,523
Restructuring and Merger-Related Items (1)                     (132)          (213)          (134)
Housing Finance Unit Charge                                      --             --             --
                                                           --------       --------       --------
ADJUSTED OPERATING EXPENSES                                  10,369          9,379          9,389

Benefits, Claims and Credit Losses                            4,201          4,166          4,983
Effect of Securitization Activities                             766            930            907
Housing Finance Unit Charge                                      --             --             --
                                                           --------       --------       --------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                   4,967          5,096          5,890

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST         5,711          5,840          5,015
Taxes on Core Income                                          2,042          2,040          1,727
Minority Interest, Net of Income Taxes                            9             15             26
                                                           --------       --------       --------
CORE INCOME                                                   3,660          3,785          3,262

Restructuring and Merger-Related Items, after-tax (1)           (80)          (133)           (85)
Housing Finance Unit Charge, after-tax                           --             --             --
Cumulative Effect of Accounting Changes (2)                     (42)          (116)            --
                                                           --------       --------       --------
NET INCOME                                                 $  3,538       $  3,536       $  3,177
                                                           ========       ========       ========

                                                                3Q 2001 vs.     YTD            YTD         YTD 3Q 2001 vs.
                                                            3Q 2000 Increase/    3Q             3Q     YTD 3Q 2000 Increase/
                                                                (Decrease)      2000           2001          (Decrease)
                                                            ----------------  --------       --------  --------------------
Total Revenues, Net of Interest Expense                             3%        $ 56,185       $ 59,053              5%
Effect of Securitization Activities                                58%           1,809          2,603             44%
Housing Finance Unit Charge                                        --               47             --             --
                                                                              --------       --------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                          5%          58,041         61,656              6%

Total Operating Expenses                                           (1%)         28,277         29,616              5%
Restructuring and Merger-Related Items (1)                        (91%)            (93)          (479)             NM
Housing Finance Unit Charge                                        --              (25)            --             --
                                                                              --------       --------
ADJUSTED OPERATING EXPENSES                                        (2%)         28,159         29,137              3%

Benefits, Claims and Credit Losses                                 33%          11,198         13,350             19%
Effect of Securitization Activities                                58%           1,809          2,603             44%
Housing Finance Unit Charge                                        --              (40)            --             --
                                                                              --------       --------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                        36%          12,967         15,953             23%

CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST              (9%)         16,915         16,566             (2%)
Taxes on Core Income                                              (13%)          6,018          5,809             (3%)
Minority Interest, Net of Income Taxes                            100%              88             50            (43%)
                                                                              --------       --------
CORE INCOME                                                        (8%)         10,809         10,707             (1%)

Restructuring and Merger-Related Items, after-tax (1)             (89%)            (59)          (298)             NM
Housing Finance Unit Charge, after-tax                             --              (71)            --             --
Cumulative Effect of Accounting Changes (2)                        --               --           (158)            --
                                                                              --------       --------
NET INCOME                                                         (9%)       $ 10,679       $ 10,251             (4%)
                                                                              ========       ========

(1) Restructuring and merger-related items in the 2000 fourth quarter primarily related to the acquisition of Associates First Capital Corporation, in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate businesses, in the 2001 second quarter related principally to severance and costs associated with the reduction of staff primarily in the Global Corporate and Global Consumer businesses, and in the 2001 third quarter primarily related to the acquisition of Banamex and the integration of its operations within the Global Consumer business.

(2) Accounting Changes refer to the first quarter 2001 adoption of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133) and the second quarter 2001 adoption of EITF issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20).

NM - Not meaningful

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS
(In millions of dollars, except loan amounts in billions)       citigroup [LOGO]

                              -------------------------------------       EOP      ----------------------------------     AVERAGE
                                   90 DAYS OR MORE PAST DUE (1)          LOANS              NET CREDIT LOSSES (1)          LOANS
                              -----------------------------------------------------------------------------------------------------
                                  3Q00        2Q01          3Q01          3Q01        3Q00         2Q01       3Q01          3Q01
                              ------------ -----------  -----------   -----------  -----------  ---------- ----------    ----------
CITIBANKING NORTH AMERICA        $     33   $      41    $      69      $   12.6    $      15    $     18   $     33      $   11.6
Ratio                               0.46%       0.58%        0.55%                      0.86%       1.03%      1.12%

MORTGAGE BANKING                      723       1,191        1,204          44.0            9           9         12          44.8
Ratio                               1.88%       2.61%        2.74%                      0.09%       0.08%      0.10%

CITI CARDS                          1,295       1,775        1,908         104.7          942       1,383      1,423         103.0
Ratio                               1.34%       1.72%        1.82%                      3.95%       5.51%      5.48%

OTHER CARDS                            20           5            5           1.4           13          12         10           1.5
Ratio                               1.05%       0.29%        0.36%                      3.00%       2.92%      2.80%

CITIFINANCIAL                       1,084       1,757        1,909          59.7          299         369        376          59.1
Ratio                               2.00%       3.00%        3.20%                      2.33%       2.55%      2.53%

WESTERN EUROPE                        829         740          817          19.1           84          84         85          18.6
Ratio                               5.09%       4.34%        4.29%                      2.01%       1.98%      1.82%

CEEMEA                                 34          32           32           2.4            7          10         10           2.3
Ratio                               1.73%       1.31%        1.30%                      1.45%       1.70%      1.62%

ASIA (EXCLUDING JAPAN)                350         338          348          21.1           64          65         65          21.3
Ratio                               1.57%       1.59%        1.65%                      1.14%       1.23%      1.21%

JAPAN                                 105         129          174          15.5           99         130        149          14.7
Ratio                               0.76%       0.91%        1.12%                      3.15%       3.74%      4.04%

MEXICO                                 15          25          507           5.6            2           3         33           3.8
Ratio                               5.75%       6.33%        9.06%                      3.54%       3.20%      4.86%

LATIN AMERICA                         303         285          255           5.7           67          66         76           5.8
Ratio                               4.49%       4.69%        4.51%                      3.90%       4.28%      5.20%

THE CITIGROUP PRIVATE BANK             90          64           78          25.3            2           3          2          25.0
Ratio                               0.36%       0.26%        0.31%                      0.03%       0.04%      0.03%

OTHER                                  14          22           20           3.5           (5)          2         10           3.5

                              ------------ -----------  -----------   -----------  -----------  ---------- ----------    ----------
TOTAL MANAGED                    $  4,895   $   6,404    $   7,326      $  320.6    $   1,598    $  2,154   $  2,284      $  315.0
Ratio                               1.69%       2.10%        2.28%                      2.24%       2.85%      2.88%

(1) The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.

Reclassified to conform to the current period's presentation.

DETAILS OF CREDIT LOSS EXPERIENCE
(In millions of dollars)                                        citigroup [LOGO]

                                                           1Q         2Q          3Q          4Q          1Q        2Q         3Q
                                                          2000       2000        2000        2000        2001      2001       2001
                                                        -------     -------     -------     -------    -------    -------   -------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD      $ 8,853     $ 8,713     $ 8,852     $ 8,900    $ 8,961    $ 8,957   $ 8,917
                                                        -------     -------     -------     -------    -------    -------   -------
PROVISION FOR CREDIT LOSSES
      Consumer                                            1,092       1,062       1,078       1,113      1,197      1,196     1,360
      Commercial                                            217         240         143         394        277        289       220
                                                        -------     -------     -------     -------    -------    -------   -------
                                                          1,309       1,302       1,221       1,507      1,474      1,485     1,580
                                                        -------     -------     -------     -------    -------    -------   -------

GROSS CREDIT LOSSES
      Consumer                                            1,284       1,290       1,266       1,512      1,364      1,407     1,588
      Commercial                                            198         252         169         287        331        369       402
                                                        -------     -------     -------     -------    -------    -------   -------
                                                          1,482       1,542       1,435       1,799      1,695      1,776     1,990
                                                        -------     -------     -------     -------    -------    -------   -------
CREDIT RECOVERIES
      Consumer                                              209         246         229         245        199        183       211
      Commercial                                             24          27          35          49         54         82       119
                                                        -------     -------     -------     -------    -------    -------   -------
                                                            233         273         264         294        253        265       330
                                                        -------     -------     -------     -------    -------    -------   -------

NET CREDIT LOSSES                                         1,249       1,269       1,171       1,505      1,442      1,511     1,660
                                                        -------     -------     -------     -------    -------    -------   -------
Other -- net (1)                                           (200)        106          (2)         59        (36)       (14)    1,081
                                                        -------     -------     -------     -------    -------    -------   -------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD            $ 8,713     $ 8,852     $ 8,900     $ 8,961    $ 8,957    $ 8,917   $ 9,918
                                                        =======     =======     =======     =======    =======    =======   =======

Net consumer credit losses                              $ 1,075     $ 1,044     $ 1,037     $ 1,267    $ 1,165    $ 1,224   $ 1,377
As a percentage of Average consumer loans                 2.23%       2.07%       1.89%       2.25%      2.10%      2.19%     2.31%
Net commercial credit losses                            $   174     $   225     $   134     $   238    $   277    $   287   $   283
As a percentage of Average commercial loans               0.59%       0.72%       0.40%       0.69%      0.81%      0.82%     0.73%

ALLOWANCE FOR CREDIT LOSSES
Consumer                                                $ 5,040     $ 5,062     $ 5,105     $ 4,946    $ 4,956    $ 4,914   $ 5,239
Commercial                                                3,673       3,790       3,795       4,015      4,001      4,003     4,679
                                                        -------     -------     -------     -------    -------    -------   -------
      Total Allowance for Credit Losses                 $ 8,713     $ 8,852     $ 8,900     $ 8,961    $ 8,957    $ 8,917   $ 9,918
                                                        =======     =======     =======     =======    =======    =======   =======

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                                  2.56%       2.39%       2.30%       2.16%      2.24%      2.20%     2.17%
Commercial                                                2.95%       2.83%       2.72%       2.90%      2.75%      2.79%     2.97%
Total                                                     2.71%       2.56%       2.46%       2.44%      2.44%      2.43%     2.48%

(1) The third quarter 2001 includes the addition of $1 Billion of credit loss reserves related to the acquisition of Banamex.

CITIGROUP SUPPLEMENTAL DATA
(In millions of dollars)                                        citigroup [LOGO]

                                                                       1Q       2Q       3Q       4Q       1Q       2Q       3Q
                                                                      2000     2000     2000     2000     2001     2001    2001 (1)
                                                                     ------   ------   ------   ------   ------   ------   -------
CASH-BASIS AND RENEGOTIATED LOANS
COMMERCIAL CASH-BASIS LOANS
Collateral Dependent (at lower of cost or collateral value) (2)      $  412   $  356   $  348   $  390   $  528   $  527   $  699
Other                                                                 1,218    1,428    1,515    1,580    1,889    2,102    2,721
                                                                     ------   ------   ------   ------   ------   ------   ------
     Total Commercial Cash-Basis Loans                               $1,630   $1,784   $1,863   $1,970   $2,417   $2,629   $3,420
                                                                     ======   ======   ======   ======   ======   ======   ======

COMMERCIAL CASH-BASIS LOANS
Emerging Markets Corporate Banking and Global Transaction Services   $1,000   $1,061   $1,091   $1,069   $1,137   $1,279   $1,563
Mexico                                                                   66       71       80       79       68      164      600
Corporate and Investment Bank                                           494      611      648      776    1,149    1,149    1,225
Insurance Subsidiaries                                                   59       38       40       44       55       24       26
Investment Activities                                                    11        3        4        2        8       13        6
                                                                     ------   ------   ------   ------   ------   ------   ------
     Total Commercial Cash-Basis Loans                               $1,630   $1,784   $1,863   $1,970   $2,417   $2,629   $3,420
                                                                     ======   ======   ======   ======   ======   ======   ======

COMMERCIAL RENEGOTIATED LOANS                                        $  677   $  720   $  731   $  785   $  909   $  864   $  947
                                                                     ======   ======   ======   ======   ======   ======   ======

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
     HAS BEEN SUSPENDED                                              $3,736   $3,678   $3,567   $3,808   $3,804   $4,111   $4,415
                                                                     ======   ======   ======   ======   ======   ======   ======

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED
ASSETS
Consumer (3)                                                         $  370   $  380   $  423   $  366   $  268   $  289   $  407
                                                                     ------   ------   ------   ------   ------   ------   ------

Emerging Markets Corporate Banking and Global Transaction Services       41       42       41       72       63       61       38
Mexico                                                                    2        1        1        2        2        1        1
Corporate and Investment Bank                                           141      135      122      115      108      107      110
Insurance Subsidiaries                                                  310      114      113      102      123      111      112
                                                                     ------   ------   ------   ------   ------   ------   ------
     Total Commercial (3)                                               494      292      277      291      296      280      261
                                                                     ------   ------   ------   ------   ------   ------   ------
Corporate/Other                                                           9        8        8        8        8        8        9
                                                                     ------   ------   ------   ------   ------   ------   ------

TOTAL OTHER REAL ESTATE OWNED                                        $  873   $  680   $  708   $  665   $  572   $  577   $  677
                                                                     ======   ======   ======   ======   ======   ======   ======

OTHER REPOSSESSED ASSETS (4)                                         $  270   $  263   $  247   $  292   $  419   $  409   $  479
                                                                     ======   ======   ======   ======   ======   ======   ======

(1)   The third quarter 2001 includes Banamex loan data.
(2) A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.
(3) Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.
(4) Primarily commercial transportation equipment, carried at lower of cost or fair value, less costs to sell.

INSURANCE INVESTMENT PORTFOLIO (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                               1Q          2Q          3Q          4Q
                                                              2000        2000        2000        2000
                                                            --------    --------    --------    --------
Fixed-income investments:
   Available for sale, at market:
         Mortgage-backed securities - principally
               obligations of U.S. Government agencies      $ 10,422    $ 10,430    $ 10,760    $ 11,619
         U.S. Treasury securities and Obligations of U.S.
               Government corporations and agencies            3,439       3,063       3,176       3,247
         Corporates (including redeemable preferreds)         28,499      29,124      28,810      28,894
         Obligations of states and political subdivisions     10,412      10,311      10,435      10,784
         Debt securities issued by foreign governments         1,623       1,700       1,966       1,607
    Held to maturity, at amortized cost                           32          31          30          29
                                                            --------    --------    --------    --------
    Total fixed income                                        54,427      54,659      55,177      56,180
Equity securities, at market                                   2,301       2,209       2,075       2,326
Short-term and other                                           6,943       6,848       8,215       8,477
                                                            --------    --------    --------    --------
    Total investments held by Insurance companies           $ 63,671    $ 63,716    $ 65,467    $ 66,983
                                                            ========    ========    ========    ========

After tax unrealized gains / (losses) on invested assets    $   (290)   $   (461)   $    (56)   $    531
                                                            ========    ========    ========    ========

                                                                                               3Q 2001 VS.
                                                               1Q         2Q         3Q     3Q 2000 INCREASE/
                                                              2001       2001       2001        (DECREASE)
                                                            --------   --------   --------  ----------------
Fixed-income investments:
   Available for sale, at market:
         Mortgage-backed securities - principally
               obligations of U.S. Government agencies      $ 13,032   $ 13,541   $ 14,137         31%
         U.S. Treasury securities and Obligations of U.S.
               Government corporations and agencies            3,099      2,248      2,472        (22%)
         Corporates (including redeemable preferreds)         30,872     31,321     31,510          9%
         Obligations of states and political subdivisions     11,349     11,330     11,475         10%
         Debt securities issued by foreign governments         1,368      1,566      1,330        (32%)
    Held to maturity, at amortized cost                           29         28         27        (10%)
                                                            --------   --------   --------
    Total fixed income                                        59,749     60,034     60,951         10%
Equity securities, at market                                   2,443      2,321      2,112          2%
Short-term and other                                           8,029      6,947      9,616         17%
                                                            --------   --------   --------
    Total investments held by Insurance companies           $ 70,221   $ 69,302   $ 72,679         11%
                                                            ========   ========   ========

After tax unrealized gains / (losses) on invested assets    $    793   $    458   $    904         NM
                                                            ========   ========   ========

(1)   Includes investments held by insurance companies.

NM - Not meaningful

GLOBAL CONSUMER
GLOBAL CARDS SUPPLEMENTAL DATA

(In millions of dollars)                                        citigroup [LOGO]

                                                     1Q            2Q           3Q           4Q
                                                    2000          2000         2000         2000
                                                  ---------    ---------    ---------    ---------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE        $   3,112    $   3,156    $   3,322    $   3,515
Adjusted Operating Expenses                           1,263        1,288        1,319        1,347
Adjusted Provision for Loan Losses (1)                1,098        1,058        1,055        1,162
                                                  ---------    ---------    ---------    ---------
Core Income Before Taxes                                751          810          948        1,006
Income Taxes                                            276          298          344          361
                                                  ---------    ---------    ---------    ---------
CORE INCOME                                       $     475    $     512    $     604    $     645
                                                  =========    =========    =========    =========
Managed Average Assets (in billions of dollars)   $     100    $     104    $     111    $     115
                                                  =========    =========    =========    =========
Return on Managed Assets                              1.91%        1.98%        2.16%        2.23%
                                                  =========    =========    =========    =========

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                 $    98.4    $   104.9    $   110.2    $   115.8
Total EOP Open Accounts (in millions)                  91.0         96.7        102.7        104.4
Total Sales                                       $    60.0    $    67.8    $    67.8    $    69.4
Coincident Net Credit Loss Ratio %                    4.57%        4.22%        3.90%        4.19%
Loans 90+ Days Past Due %                             1.55%        1.33%        1.35%        1.47%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
    North America                                 $     380    $     388    $     492    $     527
    International                                        95          124          112          118
                                                  ---------    ---------    ---------    ---------
      Total                                       $     475    $     512    $     604    $     645
                                                  =========    =========    =========    =========

AVERAGE LOANS
    North America                                 $    86.3    $    90.1    $    96.5    $   100.8
    International                                      10.1         10.3         10.6         10.5
                                                  ---------    ---------    ---------    ---------
      Total                                       $    96.4    $   100.4    $   107.1    $   111.3
                                                  =========    =========    =========    =========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
    North America                                      79.5         84.9         90.5         91.8
    International                                      11.5         11.8         12.2         12.6
                                                  ---------    ---------    ---------    ---------
      Total                                            91.0         96.7        102.7        104.4
                                                  =========    =========    =========    =========

TOTAL SALES
    North America                                 $    51.6    $    58.7    $    58.5    $    60.0
    International                                       8.4          9.1          9.3          9.4
                                                  ---------    ---------    ---------    ---------
      Total                                       $    60.0    $    67.8    $    67.8    $    69.4
                                                  =========    =========    =========    =========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    North America                                 $     990    $     961    $     956    $   1,080
    International                                       105           93           94           93
                                                  ---------    ---------    ---------    ---------
      Total                                       $   1,095    $   1,054    $   1,050    $   1,173
                                                  =========    =========    =========    =========

                                                      1Q           2Q          3Q
                                                     2001         2001        2001
                                                  ---------    ---------    ---------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE        $   3,595    $   3,690    $   4,040
Adjusted Operating Expenses                           1,337        1,302        1,346
Adjusted Provision for Loan Losses (1)                1,322        1,488        1,541
                                                  ---------    ---------    ---------
Core Income Before Taxes                                936          900        1,153
Income Taxes                                            343          330          417
                                                  ---------    ---------    ---------
CORE INCOME                                       $     593    $     570    $     736
                                                  =========    =========    =========
Managed Average Assets (in billions of dollars)   $     117    $     117    $     122
                                                  =========    =========    =========
Return on Managed Assets                              2.06%        1.95%        2.39%
                                                  =========    =========    =========

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                 $   112.1    $   116.2    $   119.2
Total EOP Open Accounts (in millions)                 106.7        107.8        109.8
Total Sales                                       $    62.6    $    67.2    $    66.7
Coincident Net Credit Loss Ratio %                    4.73%        5.37%        5.23%
Loans 90+ Days Past Due %                             1.82%        1.73%        1.80%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
    North America                                 $     467    $     455    $     573
    International                                       126          115          163
                                                  ---------    ---------    ---------
      Total                                       $     593    $     570    $     736
                                                  =========    =========    =========

AVERAGE LOANS
    North America                                 $   101.8    $   102.3    $   104.5
    International                                      10.1         10.2         12.2
                                                  ---------    ---------    ---------
      Total                                       $   111.9    $   112.5    $   116.7
                                                  =========    =========    =========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
    North America                                      94.3         95.1         94.5
    International                                      12.4         12.7         15.3
                                                  ---------    ---------    ---------
      Total                                           106.7        107.8        109.8
                                                  =========    =========    =========

TOTAL SALES
    North America                                 $    54.4    $    58.7    $    57.5
    International                                       8.2          8.5          9.2
                                                  ---------    ---------    ---------
      Total                                       $    62.6    $    67.2    $    66.7
                                                  =========    =========    =========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    North America                                 $   1,207    $   1,395    $   1,433
    International                                        99          113          104
                                                  ---------    ---------    ---------
      Total                                       $   1,306    $   1,508    $   1,537
                                                  =========    =========    =========

                                                     3Q 2001 VS.       YTD         YTD         YTD 3Q 2001 VS.
                                                  3Q 2000 INCREASE/    3Q          3Q      YTD 3Q 2000 INCREASE/
                                                     (DECREASE)       2000        2001           (DECREASE)
                                                  ----------------  ---------   ---------  --------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE               22%        $   9,590   $  11,325          18%
Adjusted Operating Expenses                               2%            3,870       3,985           3%
Adjusted Provision for Loan Losses (1)                   46%            3,211       4,351          36%
                                                                    ---------   ---------
Core Income Before Taxes                                 22%            2,509       2,989          19%
Income Taxes                                             21%              918       1,090          19%
                                                                    ---------   ---------
CORE INCOME                                              22%        $   1,591   $   1,899          19%
                                                                    =========   =========
Managed Average Assets (in billions of dollars)          10%        $     105   $     119          13%
                                                                    =========   =========
Return on Managed Assets                                                2.02%       2.13%
                                                                    =========   =========

KEY INDICATORS
(in billions of dollars)

End of Period Managed Receivables                         8%
Total EOP Open Accounts (in millions)                     7%
Total Sales                                              (2%)
Coincident Net Credit Loss Ratio %
Loans 90+ Days Past Due %

GEOGRAPHIC DISTRIBUTION
CORE INCOME
    North America                                        16%        $   1,260   $   1,495          19%
    International                                        46%              331         404          22%
                                                                    ---------   ---------
      Total                                              22%        $   1,591   $   1,899          19%
                                                                    =========   =========

AVERAGE LOANS
    North America                                         8%        $    91.0   $   102.9          13%
    International                                        15%             10.3        10.8           5%
                                                                    ---------   ---------
      Total                                               9%        $   101.3   $   113.7          12%
                                                                    =========   =========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
    North America                                         4%
    International                                        25%

      Total                                               7%


TOTAL SALES
    North America                                        (2%)       $   168.8   $   170.6           1%
    International                                        (1%)            26.8        25.9          (3%)
                                                                    ---------   ---------
      Total                                              (2%)       $   195.6   $   196.5           0%
                                                                    =========   =========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
    North America                                        50%        $   2,907   $   4,035          39%
    International                                        11%              292         316           8%
                                                                    ---------   ---------
      Total                                              46%        $   3,199   $   4,351          36%
                                                                    =========   =========

(1)   On a managed basis.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER
GLOBAL CONSUMER FINANCE SUPPLEMENTAL DATA

(In millions of dollars)                                        citigroup [LOGO]

                                                           1Q         2Q         3Q         4Q         1Q        2Q         3Q
                                                          2000       2000       2000       2000       2001      2001       2001
                                                        -------    -------    -------    -------    -------    -------    -------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE              $ 1,842    $ 1,936    $ 1,965    $ 2,136    $ 2,197    $ 2,251    $ 2,350
Adjusted Operating Expenses                                 798        834        830        930        936        837        840
Adjusted Provision for Loan Losses (1)                      559        536        539        607        642        634        664
                                                        -------    -------    -------    -------    -------    -------    -------
Core Income Before Taxes                                    485        566        596        599        619        780        846
Income Taxes                                                180        210        213        207        230        287        310
                                                        -------    -------    -------    -------    -------    -------    -------
CORE INCOME                                             $   305    $   356    $   383    $   392    $   389    $   493    $   536
                                                        =======    =======    =======    =======    =======    =======    =======
Managed Average Assets (in billions of dollars)         $    66    $    71    $    75    $    80    $    81    $    84    $    86
                                                        =======    =======    =======    =======    =======    =======    =======
Return on Managed Assets                                  1.86%      2.02%      2.03%      1.95%      1.95%      2.35%      2.47%
                                                        =======    =======    =======    =======    =======    =======    =======
Consumer Finance Receivables (in billions of dollars)   $  61.3    $  64.9    $  68.0    $  70.4    $  72.7    $  73.5    $  75.6
Number of Offices                                         3,830      3,860      3,971      4,034      3,760      3,670      3,644
Net Credit Loss Ratio (1)                                 3.21%      2.83%      2.73%      3.14%      3.07%      3.02%      3.08%

Loans 90+Days Past Due:
    In millions of dollars                              $ 1,252    $ 1,229    $ 1,292    $ 1,465    $ 1,808    $ 1,966    $ 2,183
    %                                                     2.08%      1.93%      1.91%      2.13%      2.52%      2.67%      2.84%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
    North America                                       $   179    $   205    $   213    $   213    $   212    $   286    $   308
    International                                           126        151        170        179        177        207        228
                                                        -------    -------    -------    -------    -------    -------    -------
      Total                                             $   305    $   356    $   383    $   392    $   389    $   493    $   536
                                                        =======    =======    =======    =======    =======    =======    =======

CONSUMER FINANCE RECEIVABLES
    North America                                       $  49.3    $  51.6    $  53.2    $  55.3    $  57.7    $  58.5    $  59.7
    International                                          12.0       13.3       14.8       15.1       15.0       15.0       15.9
                                                        -------    -------    -------    -------    -------    -------    -------
      Total                                             $  61.3    $  64.9    $  68.0    $  70.4    $  72.7    $  73.5    $  75.6
                                                        =======    =======    =======    =======    =======    =======    =======

NUMBER OF OFFICES
    North America                                         2,767      2,738      2,699      2,720      2,430      2,336      2,320
    International                                         1,063      1,122      1,272      1,314      1,330      1,334      1,324
                                                        -------    -------    -------    -------    -------    -------    -------
      Total                                               3,830      3,860      3,971      4,034      3,760      3,670      3,644
                                                        =======    =======    =======    =======    =======    =======    =======

                                                           3Q 2001 VS.        YTD       YTD        YTD 3Q 2001 VS.
                                                        3Q 2000 INCREASE/     3Q        3Q     YTD 3Q 2000 INCREASE/
                                                            (DECREASE)        2000      2001         (DECREASE)
                                                        ----------------    -------   -------  --------------------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                     20%          $ 5,743   $ 6,798          18%
Adjusted Operating Expenses                                     1%            2,462     2,613           6%
Adjusted Provision for Loan Losses (1)                         23%            1,634     1,940          19%
                                                                            -------   -------
Core Income Before Taxes                                       42%            1,647     2,245          36%
Income Taxes                                                   46%              603       827          37%
                                                                            -------   -------
CORE INCOME                                                    40%          $ 1,044   $ 1,418          36%
                                                                            =======   =======
Managed Average Assets (in billions of dollars)                15%          $    71   $    84          18%
                                                                            =======   =======
Return on Managed Assets                                                      1.96%     2.26%
                                                                            =======   =======
Consumer Finance Receivables (in billions of dollars)          11%
Number of Offices                                              (8%)
Net Credit Loss Ratio (1)

Loans 90+Days Past Due:
    In millions of dollars                                     69%
    %

GEOGRAPHIC DISTRIBUTION
CORE INCOME
    North America                                              45%          $   597   $   806          35%
    International                                              34%              447       612          37%
                                                                            -------   -------
      Total                                                    40%          $ 1,044   $ 1,418          36%
                                                                            =======   =======

CONSUMER FINANCE RECEIVABLES
    North America                                              12%
    International                                               7%

      Total                                                    11%

NUMBER OF OFFICES
    North America                                             (14%)
    International                                               4%

      Total                                                    (8%)

(1)   On a managed basis.

GLOBAL CORPORATE
SUPPLEMENTAL PRODUCT AND REGIONAL RESULTS

(In millions of dollars)                                        citigroup [LOGO]

                                                     1Q        2Q         3Q        4Q        1Q       2Q        3Q
                                                    2000      2000       2000      2000      2001     2001      2001
                                                   -------   -------   -------   -------   -------   -------   -------
   TOTAL REVENUE
       Global Corporate Finance (1)                $ 4,061   $ 3,830   $ 3,957   $ 3,846   $ 5,050   $ 4,084   $ 3,756
       Transaction Services (2)                        782       839       870       881       881       869       830
       Private Client                                1,917     1,690     1,681     1,628     1,553     1,512     1,451
       Commercial Lines                              1,719     1,788     1,928     2,062     1,970     2,018     1,977
                                                   -------   -------   -------   -------   -------   -------   -------
   Total Global Corporate                          $ 8,479   $ 8,147   $ 8,436   $ 8,417   $ 9,454   $ 8,483   $ 8,014
                                                   =======   =======   =======   =======   =======   =======   =======

   CORE INCOME
       Global Corporate Finance (1)                $ 1,128   $   833   $   865   $   682   $ 1,135   $ 1,026   $ 1,004
       Transaction Services (2)                         95       138       144       116       114       133       112
       Private Client                                  359       254       251       208       195       203       179
       Commercial Lines                                247       272       317       257       278       286      (136)
                                                   -------   -------   -------   -------   -------   -------   -------
   Total Global Corporate                          $ 1,829   $ 1,497   $ 1,577   $ 1,263   $ 1,722   $ 1,648   $ 1,159
                                                   =======   =======   =======   =======   =======   =======   =======

REGIONAL VIEW
  TOTAL REVENUE
     JENA (3)                                      $ 7,172   $ 6,827   $ 7,089   $ 7,044   $ 7,916   $ 6,952   $ 6,591
     Emerging Markets                                1,307     1,320     1,347     1,373     1,538     1,531     1,423
                                                   -------   -------   -------   -------   -------   -------   -------
   Total Global Corporate                          $ 8,479   $ 8,147   $ 8,436   $ 8,417   $ 9,454   $ 8,483   $ 8,014
                                                   =======   =======   =======   =======   =======   =======   =======

  CORE INCOME
     JENA (3)                                      $ 1,459   $ 1,167   $ 1,195   $   855   $ 1,273   $ 1,187   $   719
     Emerging Markets                                  370       330       382       408       449       461       440
                                                   -------   -------   -------   -------   -------   -------   -------
   Total Global Corporate                          $ 1,829   $ 1,497   $ 1,577   $ 1,263   $ 1,722   $ 1,648   $ 1,159
                                                   =======   =======   =======   =======   =======   =======   =======

TRADING RELATED REVENUE BY PRODUCT
     Fixed Income                                  $   734   $   601   $   732   $   464   $ 1,289   $   959   $   824
     Equities                                          505       430       391       394       472       214       101
     Foreign Exchange                                  289       290       202       322       360       394       288
     All Other                                         104        61        86        57        64        47        38
                                                   -------   -------   -------   -------   -------   -------   -------
  Total Trading Related Revenue                    $ 1,632   $ 1,382   $ 1,411   $ 1,237   $ 2,185   $ 1,614   $ 1,251
                                                   =======   =======   =======   =======   =======   =======   =======

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
     Principal Transactions                          1,489     1,240     1,369     1,099     2,063     1,255       834
     Net Interest Revenue                              143       142        42       138       122       359       417
                                                   -------   -------   -------   -------   -------   -------   -------
  Total Trading Related Revenue                    $ 1,632   $ 1,382   $ 1,411   $ 1,237   $ 2,185   $ 1,614   $ 1,251
                                                   =======   =======   =======   =======   =======   =======   =======

                                                      3Q 2001 VS.         YTD       YTD       YTD 3Q 2001 VS.
                                                    3Q 2000 INCREASE/      3Q       3Q     YTD 3Q 2000 INCREASE/
                                                       (DECREASE)         2000     2001         (DECREASE)
                                                    ----------------    -------   -------  --------------------
   TOTAL REVENUE
       Global Corporate Finance (1)                        (5%)         $11,848   $12,890            9%
       Transaction Services (2)                            (5%)           2,491     2,580            4%
       Private Client                                     (14%)           5,288     4,516          (15%)
       Commercial Lines                                     3%            5,435     5,965           10%
                                                                        -------   -------
   Total Global Corporate                                  (5%)         $25,062   $25,951            4%
                                                                        =======   =======

   CORE INCOME
       Global Corporate Finance (1)                        16%          $ 2,826   $ 3,165           12%
       Transaction Services (2)                           (22%)             377       359           (5%)
       Private Client                                     (29%)             864       577          (33%)
       Commercial Lines                                     NM              836       428          (49%)
                                                                        -------   -------
   Total Global Corporate                                 (27%)         $ 4,903   $ 4,529           (8%)
                                                                        =======   =======

REGIONAL VIEW
  TOTAL REVENUE
     JENA (3)                                              (7%)         $21,088   $21,459            2%
     Emerging Markets                                       6%            3,974     4,492           13%
                                                                        -------   -------
   Total Global Corporate                                  (5%)         $25,062   $25,951            4%
                                                                        =======   =======

  CORE INCOME
     JENA (3)                                             (40%)         $ 3,821   $ 3,179          (17%)
     Emerging Markets                                      15%            1,082     1,350           25%
                                                                        -------   -------
   Total Global Corporate                                 (27%)         $ 4,903   $ 4,529           (8%)
                                                                        =======   =======

TRADING RELATED REVENUE BY PRODUCT
     Fixed Income                                          13%          $ 2,067   $ 3,072           49%
     Equities                                             (74%)           1,326       787          (41%)
     Foreign Exchange                                      43%              781     1,042           33%
     All Other                                            (56%)             251       149          (41%)
                                                                        -------   -------
  Total Trading Related Revenue                           (11%)         $ 4,425   $ 5,050           14%
                                                                        =======   =======

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
     Principal Transactions                               (39%)         $ 4,098   $ 4,152            1%
     Net Interest Revenue                                   NM              327       898            NM
                                                                        -------   -------
  Total Trading Related Revenue                           (11%)         $ 4,425   $ 5,050           14%
                                                                        =======   =======

(1) Global Corporate Finance includes Global Fixed Income, Global Equities, Global Investment Banking, Emerging Markets (EM) Sales & Trading, EM Local Finance, Loan Portfolio, Robinson Humphrey, Municipals & Stock Loans.

(2) Transaction Services includes e-Business, Cash Management, Trade Finance and Worldwide Securities Services.

(3)   JENA includes Japan, Western Europe and North America.

CITIGROUP EMERGING MARKETS - EXCLUDING INVESTMENT ACTIVITIES
(IN MILLIONS OF DOLLARS)                                        citigroup [LOGO]

                                             1Q        2Q         3Q         4Q       1Q          2Q         3Q
                                            2000      2000       2000       2000     2001        2001       2001
                                          -------   -------    -------    -------   -------    -------    -------
REVENUE
    Asia                                  $ 1,171   $ 1,113    $ 1,111    $ 1,118   $ 1,202    $ 1,266    $ 1,146
    Mexico                                    197       136        119        151       151        161        683
    Latin America                             967     1,013        967      1,019     1,063      1,032      1,144
    CEEMEA                                    450       482        536        576       665        587        596
    Other                                      29        32         34         34        24         25         11
                                          -------   -------    -------    -------   -------    -------    -------
     TOTAL                                $ 2,814   $ 2,776    $ 2,767    $ 2,898   $ 3,105    $ 3,071    $ 3,580
                                          =======   =======    =======    =======   =======    =======    =======

CORE INCOME
    Asia                                  $   298   $   276    $   286    $   271   $   332    $   366    $   325
    Mexico                                     43         6         (3)        10         4         11        124
    Latin America                             226       222        214        259       266        262        290
    CEEMEA                                    114       108        124        135       183        132        152
    Other                                       1       (12)        12         32       (26)        (1)        (4)
                                          -------   -------    -------    -------   -------    -------    -------
     TOTAL                                $   682   $   600    $   633    $   707   $   759    $   770    $   887
                                          =======   =======    =======    =======   =======    =======    =======

CORE INCOME
    ASIA:
     Consumer (1)                         $   139   $   137    $   137    $   131   $   148    $   147    $   158
     Corporate                                137       123        138        131       156        206        150
     Asset Management & Private Banking        22        16         11          9        28         13         17
                                          -------   -------    -------    -------   -------    -------    -------
       TOTAL ASIA                         $   298   $   276    $   286    $   271   $   332    $   366    $   325
                                          =======   =======    =======    =======   =======    =======    =======

    MEXICO                                $    43   $     6    $    (3)   $    10   $     4    $    11    $   124

    LATIN AMERICA:
     Consumer (1)                         $    57   $    63    $    60    $    80   $    61    $    72    $    71
     Corporate                                140       125        123        127       159        150        171
     Asset Management & Private Banking        29        34         31         52        46         40         48
                                          -------   -------    -------    -------   -------    -------    -------
       TOTAL LATIN AMERICA                $   226   $   222    $   214    $   259   $   266    $   262    $   290
                                          =======   =======    =======    =======   =======    =======    =======

    CEEMEA:
     Consumer (1)                         $    15   $    14    $    11    $     8   $    18    $    21    $    24
     Corporate                                 92        94        109        118       160        106        123
     Asset Management & Private Banking         7        --          4          9         5          5          5
                                          -------   -------    -------    -------   -------    -------    -------
       TOTAL CEEMEA                       $   114   $   108    $   124    $   135   $   183    $   132    $   152
                                          =======   =======    =======    =======   =======    =======    =======

    OTHER                                 $     1   $   (12)   $    12    $    32   $   (26)   $    (1)   $    (4)
                                          =======   =======    =======    =======   =======    =======    =======

    EMERGING MARKETS:
     Consumer (1)                         $   254   $   220    $   205    $   229   $   231    $   251    $   377
     Corporate                                370       330        382        408       449        461        440
     Asset Management & Private Banking        58        50         46         70        79         58         70
                                          -------   -------    -------    -------   -------    -------    -------
       TOTAL EMERGING MARKETS             $   682   $   600    $   633    $   707   $   759    $   770    $   887
                                          =======   =======    =======    =======   =======    =======    =======

                                              3Q 2001 VS.       YTD       YTD       YTD 3Q 2001 VS.
                                           3Q 2000 INCREASE/    3Q        3Q     YTD 3Q 2000 INCREASE/
                                              (DECREASE)       2000      2001         (DECREASE)
                                           ----------------  -------   -------   --------------------
REVENUE
    Asia                                           3%        $ 3,395   $ 3,614            6%
    Mexico                                         NM            452       995            NM
    Latin America                                 18%          2,947     3,239           10%
    CEEMEA                                        11%          1,468     1,848           26%
    Other                                        (68%)            95        60          (37%)
                                                             -------   -------
     TOTAL                                        29%        $ 8,357   $ 9,756           17%
                                                             =======   =======

CORE INCOME
    Asia                                          14%        $   860   $ 1,023           19%
    Mexico                                         NM             46       139            NM
    Latin America                                 36%            662       818           24%
    CEEMEA                                        23%            346       467           35%
    Other                                          NM              1       (31)           NM
                                                             -------   -------
     TOTAL                                        40%        $ 1,915   $ 2,416           26%
                                                             =======   =======

CORE INCOME
    ASIA:
     Consumer (1)                                 15%        $   413   $   453           10%
     Corporate                                     9%            398       512           29%
     Asset Management & Private Banking           55%             49        58           18%
                                                             -------   -------
       TOTAL ASIA                                 14%        $   860   $ 1,023           19%
                                                             =======   =======

    MEXICO                                         NM        $    46   $   139            NM

    LATIN AMERICA:
     Consumer (1)                                 18%        $   180   $   204           13%
     Corporate                                    39%            388       480           24%
     Asset Management & Private Banking           55%             94       134           43%
                                                             -------   -------
       TOTAL LATIN AMERICA                        36%        $   662   $   818           24%
                                                             =======   =======

    CEEMEA:
     Consumer (1)                                  NM        $    40   $    63           58%
     Corporate                                    13%            295       389           32%
     Asset Management & Private Banking           25%             11        15           36%
                                                             -------   -------
       TOTAL CEEMEA                               23%        $   346   $   467           35%
                                                             =======   =======

    OTHER                                          NM        $     1   $   (31)           NM
                                                             =======   =======

    EMERGING MARKETS:
     Consumer (1)                                 84%        $   679   $   859           27%
     Corporate                                    15%          1,082     1,350           25%
     Asset Management & Private Banking           52%            154       207           34%
                                                             -------   -------
       TOTAL EMERGING MARKETS                     40%        $ 1,915   $ 2,416           26%
                                                             =======   =======

(1)   Includes Associates.

NM - Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL WEALTH MANAGEMENT
SUPPLEMENTAL DATA

(In millions of dollars)                                        citigroup [LOGO]

                                                                   1Q        2Q        3Q        4Q        1Q        2Q        3Q
                                                                  2000      2000      2000      2000      2001      2001      2001
                                                                -------   -------   -------   -------   -------   -------   -------
REVENUES
    Private Client                                              $ 1,917   $ 1,690   $ 1,681   $ 1,628   $ 1,553   $ 1,512   $ 1,451
    Citigroup Asset Management                                      423       461       471       490       505       477       523
    The Citigroup Private Bank                                      363       339       337       370       390       375       365
    Global Consumer Investment, Life Insurance &
        Annuity Products                                          1,683     1,634     1,552     1,638     1,780     1,617     1,583
                                                                -------   -------   -------   -------   -------   -------   -------
    TOTAL GLOBAL WEALTH MANAGEMENT                              $ 4,386   $ 4,124   $ 4,041   $ 4,126   $ 4,228   $ 3,981   $ 3,922
                                                                =======   =======   =======   =======   =======   =======   =======

CORE INCOME
    Private Client                                              $   359   $   254   $   251   $   208   $   195   $   203   $   179
    Citigroup Asset Management                                       93        87        93        72        89        80        93
    The Citigroup Private Bank                                       80        79        79        85        97        93        93
    Global Consumer Investment, Life Insurance &
        Annuity Products                                            349       352       334       350       354       372       322
                                                                -------   -------   -------   -------   -------   -------   -------
    TOTAL GLOBAL WEALTH MANAGEMENT                              $   881   $   772   $   757   $   715   $   735   $   748   $   687
                                                                =======   =======   =======   =======   =======   =======   =======

    CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

    Private Client  - Client Assets                             $ 1,032   $ 1,032   $ 1,047   $   977   $   911   $   981   $   905
    Citigroup Asset Management -Assets Under Management             387       387       395       400       392       407       401
    The Citigroup Private Bank - Client Business Volumes            144       149       154       153       146       150       149
    Global Consumer Investment, Life Insurance &
        Annuity Products                                            594       600       609       609       611       628       629
    Less Cross-Sell Volumes Included Above                         (294)     (300)     (309)     (308)     (296)     (319)     (305)
                                                                -------   -------   -------   -------   -------   -------   -------
    TOTAL CLIENT BUSINESS VOLUMES                               $ 1,863   $ 1,868   $ 1,896   $ 1,831   $ 1,764   $ 1,847   $ 1,779
                                                                =======   =======   =======   =======   =======   =======   =======

                                                                        3Q 2001 VS.       YTD       YTD       YTD 3Q 2001 VS.
                                                                     3Q 2000 INCREASE/    3Q        3Q     YTD 3Q 2000 INCREASE/
                                                                        (DECREASE)        2000      2001        (DECREASE)
                                                                     ----------------   -------   -------  --------------------
REVENUES
    Private Client                                                        (14%)         $ 5,288   $ 4,516         (15%)
    Citigroup Asset Management                                             11%            1,355     1,505          11%
    The Citigroup Private Bank                                              8%            1,039     1,130           9%
    Global Consumer Investment, Life Insurance &
        Annuity Products                                                    2%            4,869     4,980           2%
                                                                                        -------   -------
    TOTAL GLOBAL WEALTH MANAGEMENT                                         (3%)         $12,551   $12,131          (3%)
                                                                                        =======   =======

CORE INCOME
    Private Client                                                        (29%)         $   864   $   577         (33%)
    Citigroup Asset Management                                             --               273       262          (4%)
    The Citigroup Private Bank                                             18%              238       283          19%
    Global Consumer Investment, Life Insurance &
        Annuity Products                                                   (4%)           1,035     1,048           1%
                                                                                        -------   -------
    TOTAL GLOBAL WEALTH MANAGEMENT                                         (9%)         $ 2,410   $ 2,170         (10%)
                                                                                        =======   =======

    CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

    Private Client  - Client Assets                                       (14%)
    Citigroup Asset Management -Assets Under Management                     1%
    The Citigroup Private Bank - Client Business Volumes                   (3%)
    Global Consumer Investment, Life Insurance &
        Annuity Products                                                    3%
    Less Cross-Sell Volumes Included Above                                  1%

    TOTAL CLIENT BUSINESS VOLUMES                                          (6%)

Note: Global Wealth Management includes businesses that provide services related to the accumulation and management of wealth.

Reclassified to conform to the current period's presentation.

CITICORP SUPPLEMENTAL DATA (1)
(In millions of dollars)                                        citigroup [LOGO]

                                                               1Q            2Q            3Q            4Q
                                                              2000          2000          2000          2000
                                                           ----------    ----------    ----------    ----------
NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                       $    5,295    $    5,414    $    5,577    $    5,941
Effect of Securitization Activities                             1,442         1,304         1,299         1,329
                                                           ----------    ----------    ----------    ----------
    Total Adjusted                                         $    6,737    $    6,718    $    6,876    $    7,270
                                                           ==========    ==========    ==========    ==========

Average Interest Earning Assets (in billions of dollars)   $    399.5    $    425.5    $    449.7    $    462.3
Effect of Securitization Activities                              58.0          55.8          55.4          61.0
                                                           ----------    ----------    ----------    ----------
    Total Adjusted                                         $    457.5    $    481.3    $    505.1    $    523.3
                                                           ==========    ==========    ==========    ==========

Net Interest Margin (%)                                         5.33%         5.12%         4.93%         5.11%
Effect of Securitization Activities                             0.59%         0.49%         0.49%         0.42%
                                                           ----------    ----------    ----------    ----------
    TOTAL ADJUSTED                                              5.92%         5.61%         5.42%         5.53%
                                                           ==========    ==========    ==========    ==========

                                                                                                       YTD            YTD
                                                              1Q            2Q            3Q            3Q            3Q
                                                             2001          2001          2001          2000          2001
                                                          ----------    ----------    ----------    ----------    ----------
NET INTEREST REVENUE STATISTICS
(TAXABLE EQUIVALENT BASIS)
Net Interest Revenue                                      $    6,240    $    6,545    $    7,111    $   16,286    $   19,896
Effect of Securitization Activities                            1,524         1,509         1,464         4,045         4,497
                                                          ----------    ----------    ----------    ----------    ----------
    Total Adjusted                                        $    7,764    $    8,054    $    8,575    $   20,331    $   24,393
                                                          ==========    ==========    ==========    ==========    ==========

Average Interest Earning Assets (in billions of dollars)  $    478.7    $    477.6    $    531.0    $    424.9    $    495.8
Effect of Securitization Activities                             62.2          62.3          63.1          56.4          62.5
                                                          ----------    ----------    ----------    ----------    ----------
    Total Adjusted                                        $    540.9    $    539.9    $    594.1    $    481.3    $    558.3
                                                          ==========    ==========    ==========    ==========    ==========

Net Interest Margin (%)                                        5.29%         5.50%         5.31%         5.12%         5.37%
Effect of Securitization Activities                            0.53%         0.48%         0.42%         0.52%         0.47%
                                                          ----------    ----------    ----------    ----------    ----------
    TOTAL ADJUSTED                                             5.82%         5.98%         5.73%         5.64%         5.84%
                                                          ==========    ==========    ==========    ==========    ==========

(1) Excludes manufactured housing and Arcadia's previously securitized receivables.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2001                  CITIGROUP INC.


                                         By: /s/ Roger W. Trupin
                                            ------------------------------------
                                         Name:  Roger W. Trupin
                                         Title: Controller